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The Marshall Funds Family
Annual Report

The  Advisor  Class  of  Shares
(Class A)

▶	Marshall Equity Income Fund

▶	Marshall Large-Cap Growth & Income Fund

▶	Marshall Mid-Cap Value Fund

▶	Marshall Mid-Cap Growth Fund

▶	Marshall Small-Cap Growth Fund

▶	Marshall International Stock Fund

▶	Marshall Government Income Fund

▶	Marshall Intermediate Bond Fund

▶	Marshall Short-Term Income Fund

▶	Marshall Money Market Fund

[PHOTOS]

[LOGO OF MARSHALLFUNDS®]

Dear Marshall Funds Shareholder:

Since we believe the Marshall Funds are an excellent choice for a well-diversified, long-term investment strategy, we should be able to measure whether our products and services are used appropriately in times like these. As a result, we made certain measurements in response to the recent tragedies within our country, including:

•	listening to the silence in our shareholder service call center,

•	monitoring the substantial decline in on-line trading by our large number of 401(k) participants,

•	tracking the lack of “flight to quality” exchanges of equities funds to money market funds, and

•	summarizing the positive face to face discussions of our investment representatives and their clients.

We could not avoid obtaining a certain amount of satisfaction that our investment philosophy has gotten through to the vast majority of our shareholders. Diversification through broad asset allocation may be the primary success factor in reaching your financial goals while weathering market volatility.

This approach should not lack constant monitoring or pro-active re-allocation when justified by a change in your financial goals, time horizon or risk tolerance. This approach should exclude panic reactions to current events. From what we observed, our shareholders should be congratulated for remaining calm and focused on their long-term plans.

Going forward, our challenges remain. Looking at past letters to shareholders, however, we are reminded of how effective our approach has been when investors were euphoric over aggressive growth investing and when eulogies were being written for value and small cap investing. The same eulogies are being written today about international investing.

Every investor, who has committed to a broadly diversified investment program including attention to large, mid and small cap stocks; growth and value investment styles, equities and fixed income funds, and domestic and international equities, has been rewarded with competitive returns with less overall volatility. We believe our investment philosophy has only been reaffirmed and we remain committed to delivering the investment products and services that you can use to meet your goals.

If recent events make you anxious, or hesitant, or just uncertain, please do not hesitate to contact your M&I financial representative, or if you do not have one, contact us directly at 1-800-236-3863.

Congratulations on your strength, resolve and long-term outlook. As always, thank you for your investment in the Marshall Funds.

Sincerely,

/s/  John M. Blaser

John M. Blaser
President
Annual Report—Commentary

Marshall Equity Income Fund
The Marshall Equity Income Fund (the “Fund”) seeks to provide capital appreciation and above average dividend income. Fund assets are invested in a broadly-diversified portfolio of common stocks whose market capitalization typically exceeds eight billion dollars. In order to provide both capital appreciation and income, the Adviser attempts to structure the portfolio to pursue a yield at least 1% more than the income earned on the stocks in the Standard & Poor’s 500 Index (S&P 500).* The Adviser selects stocks using a unique, quantitative, value-oriented approach that uses dividends as the initial guide to competitive long-term returns with less volatility.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 2.20%,** based on net asset value, while the S&P 500 returned (24.39)% and the Lipper Equity Income Funds Index (LEIFI) returned (2.30)%.* Our outperformance over this period is the result of staying true to our value-oriented, dividend-driven investment discipline.

Perseverance in the Tug-of-War
In our last report we discussed the tug-of-war affecting the markets—with the positive impact of interest rate cuts from the Federal Reserve Board (the “Fed”) on one end seeking to counter the negative impact of declining corporate earnings on the other. Over the past six months, the economic slowdown overpowered the Fed’s efforts to stimulate it, with the result that corporate earnings—and stock prices—have been disappointing.

Few Changes to the Portfolio
Our commitment to our investment discipline did not waver when it was out of market favor, and now investors are able to enjoy the benefits of that consistency. We have maintained broad diversification and avoided bets on individual sectors relative to our custom benchmark. Central to our approach is avoiding the emotional or reactionary decisions that can seem appealing in the short run, but prove very costly over the longer haul. Our emphasis on dividend yield draws us toward more defensive areas of the marketplace. These stocks became more attractive as the economy slid toward recession, and it appears that risk-wary investors are likely to favor such stocks in the uncertain times ahead.

Also consistent with our long-term approach, we have made only modest changes to the portfolio. We have slightly increased our weighting in healthcare stocks, which can offer attractive relative yields and whose earnings are relatively shielded from shifts in the economy. We have also slightly decreased the Fund’s stake in financial stocks.

The Impact of September 11
The markets and the economy were already in a tenuous state before this September’s terrorist attacks, but this served to accelerate the downtrend. There is a great degree of uncertainty, which can be troubling, but can also present opportunities.

The government has taken encouraging steps that may take time to have impact, but should in time contribute to recovery. The Fed has made clear its commitment to support the economy with rate cuts and infusions of liquidity. At the same time, new government spending and tax-cut proposals, in addition to the tax relief put in place earlier this year, promise future fiscal stimulus as well. Much of the downside risk has been taken out of stock prices, with low expectations already factored into valuations.

As investors regain confidence in the economy and the markets, it appears that they may continue to seek more style diversification—which would likely benefit Fund performance. Although it may take several quarters for the economy and the markets to recover, we strongly believe that stock investors will be rewarded for their patience through this challenging period.

Sincerely,

/s/  Bruce P. Hutson

Bruce P. Hutson
Co-Manager, Marshall Equity Income Fund

/s/David J. Abitz, CFA

David J. Abitz, CFA
Co-Manager, Marshall Equity Income Fund

[PHOTO OF BRUCE P. HUTSON]

[PHOTO OF DAVID J. ABITZ]
■  Marshall Equity Income Fund

*
The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†	Total returns quoted reflect all applicable sales charges.
Annual Report—Commentary
Marshall Large-Cap Growth & Income Fund

The Marshall Large-Cap Growth & Income Fund (the “Fund”) invests in a diversified portfolio of common stocks of companies whose market capitalizations typically exceed $10 billion. The Adviser looks for companies that are typically leaders in their industry and have records of above-average financial performance and proven superior management. These types of companies typically offer opportunities for growth and also provide dividend income.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (24.79)%, based on net asset value.* Over the same time period, the Standard & Poor’s 500 Index (S&P 500) returned (24.39)% and the Lipper Large-Cap Core Funds Index (LLCCFI) returned (26.12)%.**

Consumers Showing Less Resilience
The past year was marked by a rapid deceleration in corporate earnings. In response, the Federal Reserve Board (the “Fed”) took aggressive actions to shore up the economy and sustain consumer confidence with a string of interest rate cuts. After remaining surprisingly strong for some months despite the economic slowdown, consumer confidence did begin to falter and spending began to erode late in the summer. This trend was disconcerting, given that consumers account for two-thirds of the country’s economic activity.

Over the reporting period, we had assumed that corporate profitability would likely be worse than many expected and the Fed would continue to lower interest rates. In the end we expected the power of lowest interest rates to provide some support to the equity markets. With this in mind, we positioned the Fund in a barbell profile. Defensive stocks with predictable earnings, such as pharmaceuticals, consumer staples, and financials, occupied one end. On the other, we held carefully selected cyclical stocks, such as retail and technology companies, which were in a position to benefit from declining interest rates.

Dramatic Events Accelerate Trends
The terrorist attacks of September 11 came after the end of this Fund’s reporting period, but they will have repercussions in the months ahead. The attacks accelerated the negative trends that were already in place for the economy and corporate profits and it now appears clear that the economy is in the midst of a recession. The decline in consumer spending, the last piece of the puzzle, now seems certain.

Although the overall environment may seem discouraging, it is creating new opportunities in sectors of the market where stock valuations have been beaten down, and where quality companies are now positioned to emerge even stronger once the economy begins to recover. Most of these opportunities are emerging in the more cyclical sectors of the market, such as manufacturing and aerospace, and consumer cyclicals, such as recently pummeled travel stocks and auto-related companies. We’ll also be looking at companies in the more cyclical financial areas, such as credit-card companies and investment banks. We think these opportunities are slowly emerging and as such we will be slow to unwind our exposure to the more defensive sectors of the market while we wait for attractive valuations on these more cyclical equities. As always we are focusing on quality companies in leading industry positions with proven quality management.

The slowdown in consumer spending would appear to be the factor that finally pushed the U.S economy over the edge into recession, but in the end it is a necessary step toward setting the stage for recovery. Although the breadth and depth of the recession—and future global developments—at this point are uncertain, we have at least drawn one step closer toward resolution.

Sincerely,

/s/  William J. O’Connor, CFA

William J. O’Connor, CFA
Manager, Marshall Large-Cap Growth & Income Fund

[PHOTO OF WILLIAM J. O’CONNOR]
■  Marshall Large-Cap Growth & Income Fund

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The S&P 500 and the LLCCFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†	Total returns quoted reflect all applicable sales charges.
Annual Report—Commentary

Marshall Mid-Cap Value Fund
The Marshall Mid-Cap Value Fund (the “Fund”) invests in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor’s Mid-Cap 400 Index (S&P 400).* The Adviser generally selects companies that exhibit traditional value characteristics, such as low price-to-earnings ratios, higher-than-average dividend yields, or a lower-than-average price/book value. In addition, companies that have underappreciated assets, or have been involved in company turnarounds or corporate restructurings, often have strong value characteristics.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 25.80%,** based on net asset value. For the same period, the S&P 400 returned (8.13)%, while the Lipper Mid-Cap Value Funds Index (LMCVFI) returned 4.60%*.

A Period of Strong Outperformance
Over the reporting period, the outlook for economic growth and corporate profitability continued to sour, producing considerable market volatility. The Fund performed very well in this turbulent time period, thanks largely to our diversified portfolio and disciplined value approach to stock selection. This was not the result of a lucky sector bet; our winners were broad-based, coming from many different sectors.

Among the Fund’s leading performers for the year were financial services firm H&R Block and nursing home operator Manor Care, which both posted more than 100% returns over the year through August. Other leading performers include Packaging Corp. of America, Ikon Office Solutions, and Mattel. What this diverse group of stocks had in common were low expectations going into the year, and improved fundamentals coming out of it.

Technology Stocks Still Slumping
Offsetting these positive results was the general weakness among most technology issues. We had increased our weighting in this sector late in the year as we identified attractive companies with low valuations, but unfortunately given the bleak economic picture, these stocks declined further.

While the increase in our technology position hurt performance over the period, this impact was muted somewhat by the fact that we made it gradually and moderately. We retain confidence in technology stocks’ potential to contribute positively going forward, and believe we have identified companies with solid long-term potential.

The Aftermath of September 11
Although the terrorist attacks did not have impact on results for this fiscal year, they loom large over the year ahead. Earnings expectations for the remainder of the calendar year have been ratcheted down. It appears now, according to most economists, that the domestic economy has entered into a recession.

Reduced earnings visibility and expectations have already weighed heavily on the equity markets, with the selloff being quite indiscriminate and cutting across virtually all sized companies. There were a few positive performers that come from sectors that investors might expect to do well under these circumstances; defense, consumer staples, and health care. Diversification remains an important element of our investment discipline, and we have some exposure to each of these sectors.

While the markets continue to exhibit an unusual degree of uncertainty due to both fundamental and psychological factors, we remain committed to our discipline of searching for strong companies whose stocks are temporarily undervalued. Recovery may take time, but it is our aim to identify those companies poised to prosper when it does come.

Sincerely,

/s/ Matthew B. Fahey

Matthew B. Fahey
Manager, Marshall Mid-Cap Value Fund

[PHOTO OF MATTHEW B. FAHEY]

■  Marshall Mid-Cap Value Fund

*
The S&P 400 and the LMCVFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCVFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†	Total returns quoted reflect all applicable sales charges.
Annual Report—Commentary

Marshall Mid-Cap Growth Fund
The Marshall Mid-Cap Growth Fund (the “Fund”) invests in a diversified portfolio of common stocks of companies similar in size to those within the S&P Mid-Cap 400 Index (S&P 400)*. The Adviser selects stocks of companies with growth characteristics, such as above-average earnings growth potential or where significant changes are taking place, such as new products, services or expanded distribution.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (34.17)%,** based on net asset value, compared with (8.13)% for the S&P 400 and (42.59)% for the Lipper Mid-Cap Growth Funds Index (LMCGFI).*

Market Environment
The tragic events of September 11th clearly overshadowed all other events in the third quarter. While these events will have a lasting impact on our lives, we believe the impact on the market may prove to be temporary. While the result may have been to accelerate the economic slowdown already in place, we believe it shortened the time to an inevitable recovery.

The market is currently caught between two forces. First, the domestic economy continues to slow as corporate spending declines and unemployment continues to rise. Combined with economic activity slowing significantly during the days following September 11th, third and fourth quarter corporate earnings should be weaker. Secondly, the government continues to lower interest rates and inject liquidity into the financial system at an unprecedented rate. We believe Fiscal and Monetary stimulus will eventually prevail and return the health of the economy. However, volatility (a.k.a. buying opportunities) will continue to dominate the near term market environment.

Our Response
Our bottoms up approach to investing has not resulted in significant changes to our portfolio sector weightings. Healthcare, financials, and cable-related stocks still dominate the portfolio. However, we have begun to add to our technology holdings as we believe the risk/reward ratio on selective names has become more attractive.

In the current market environment, we are increasingly sensitive to valuations. By buying stocks right and selling at our price targets, we are attempting to limit the impact of the recent market correction on net asset value. Additionally, we are upgrading our holdings as the valuation gap between market leaders and laggards has narrowed. Therefore, we believe it is prudent to upgrade to the market leaders. These companies have the balance sheets to survive an economic slowdown and the business models to thrive in a recovery. We believe this strategy gives us the best opportunity to limit downside risk in a soft market and the ability to participate in a market recovery.

Sincerely,

/s/    Michael Groblewski

Michael D. Groblewski, CFA
Manager, Marshall Mid-Cap Growth Fund

[PHOTO OF MICHAEL D. GROBLEWSKI]

■  Marshall Mid-Cap Growth Fund

*
The S&P 400 and the LMCGFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†	Total returns quoted reflect all applicable sales charges.
Annual Report—Commentary

Marshall Small-Cap Growth Fund
The Marshall Small-Cap Growth Fund (the “Fund”) seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of small-capitalization companies* similar in size to those within the Russell 2000 Index (Russell 2000).** The Adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services or methods of distribution, as well as overall business restructuring.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (24.23)%,*** based on net asset value. Over the same period, the Russell 2000 returned (11.63)% and the Lipper Small-Cap Growth Index (LSCGI) returned (33.24)%.**

Consumer Exposure a Factor
Over the course of the past 12 months we built up the Fund’s position in consumer stocks. By the end of August, this position accounted for 33% of Fund assets. For most of the reporting period, consumer spending stayed quite resilient despite the persistent decline of corporate earnings and the possibility of economic recession. Consumers did, however, become somewhat less confident in July and August.

We continued to focus on consumer stocks that tend to be somewhat resistant to economic cycles, such as video-game producers, like such as Midway Games and Take 2 Interactive. Demand for these products tends to follow the introduction of new game systems, with Nintendo and Microsoft launching new game systems this fall, demand for video games is likely to increase significantly.

Technology Helps, Then Hurts
After reducing the Fund’s exposure to technology stocks in the first half of the fiscal year, we held the position at a modest overweighting for the next six months. This position made a positive contribution to performance during the spring months as technology stocks staged a rally.

As the summer wore on, however, investors became more concerned about the dismal outlook for corporate profitability, and as a result sold off technology issues. Although our overweight position in technology negatively impacted the Fund’s performance in July and August, we remain confident in the sector’s potential. The prices of many technology stocks have been impacted so severely that we have been able to add excellent companies to the portfolio at or near historic trough valuations.

Considerations After September
Shortly after the close of the fiscal year, the world experienced the shock of terrorist attacks on September 11. The trends toward weakening corporate profitability and possible economic recession accelerated after this event, with consumers losing confidence and reducing their discretionary spending.

Investor uncertainty in the wake of the attacks provoked a flight to quality and to liquidity. While this hurt technology stocks, it has helped the relative performance of more defensive areas such as healthcare, where we are slightly overweighted. Other areas benefiting from this trend include consumer staples and financials.

Although we anticipate further market volatility in the short-term, we see cause for greater optimism in the intermediate-term. The Federal Reserve Board, swift to inject liquidity in the market, has also continued its aggressive rate cutting. Lawmakers and President Bush are discussing significant fiscal stimulus packages to further bolster the economy. We believe investors will look back at the second half of September 2001 as a period that offered numerous buying opportunities for those willing to hold equities for six months or more.

Sincerely,

/s/ Sean McLeod

Sean A. McLeod, CFA
Manager, Marshall Small-Cap Growth Fund

[PHOTO OF SEAN A. MC LEOD]

■  Marshall Small-Cap Growth Fund

*	Small-cap funds may experience a higher degree of market volatility than larger-cap funds.

**
The Russell 2000 and the LSCGI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

†	Total returns quoted reflect all applicable sales charges.

††
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the LSCGI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Annual Report—Commentary

Marshall International Stock Fund
The Marshall International Stock Fund (the “Fund”) invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.* The Fund uses a value-oriented approach and invests in companies selling at a discount to their global industry peers.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (26.36)%,** based on net asset value, compared with a total return of (24.35)% by the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) and (24.54)% for the Lipper International Funds Index (LIFI).***

Global Economics Face Slowdown
The worldwide economic slowdown we commented on in our previous report worsened over the past six months. As the outlook for economic growth and corporate profitability has weakened around the world, stock prices have continued to suffer. Deep interest rate cuts from the U.S. Federal Reserve Board, part of an effort to stave off recession, were followed by more modest cuts from European central banks.

The Japanese economy staged a rally at the end of March, which is the end of the fiscal year there and also a traditional time for a rally in that country. The recovery peaked out in April, however, and Japanese stocks have weakened ever since. There has been much enthusiasm about the nation’s new Prime Minister and cabinet, but so far they have had little impact on that deeply troubled economy.

Technology Stocks Still Weak
We continued to underweight technology stocks for most of the period, although we did add to our position in this sector during the past six months. As we found specific companies with sufficiently attractive fundamentals and low valuations, we took the opportunity to add bargains to the portfolio. We are still wary of the sector as a whole, and believe that significant unresolved issues remain.

Consumer discretionary stocks had been an area of greater focus for the Fund. For most of the reporting period, these proved to be relatively resilient even as business conditions were not optimal, and offered reasonable valuations. Our overweighting in this area contributed positively to the year’s performance.

Global Impact of September 11
The terrorist attacks in the United States have, of course, had international repercussions. The downward trend in economic activity and corporate earnings accelerated sharply. Although all stock sectors were affected, among the hardest-hit were travel-related industries, particularly airlines. While prices of these stocks were already factoring in the slowing economy, there was no way the market could anticipate the virtual shutdown the industry endured.

Insurance companies also suffered in wake of the attack, providing us with opportunities to add to our holdings in the area as stock valuations were driven down in disproportion to the impact of attack-related claims on their businesses. We began positioning the Fund more heavily in financials in September.

As the quarter drew to a close, there were signs that people were beginning to return to normal for the most part, though it is clear consumers are in a more cautious and conservative mood than before. As we seek out opportunities in this challenging environment, we are redoubling our focus on careful company analysis.

Sincerely,

/s/    Daniel R. Jaworski

Daniel R. Jaworski, CFA
Manager, Marshall International Stock Fund

[PHOTO OF DANIEL R. JAWORSKI]
■  Marshall International Stock Fund

*	Foreign investing involves 100% including 100% currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***
The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

†	Total returns quoted reflect all applicable sales charges.
††
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†††	These amounts included cash equivalents of 1.2% and 1.8%, respectively.
Annual Report—Commentary

Marshall Government Income Fund
The Marshall Government Income Fund (the “Fund”) invests in securities issued by the United States government and its agencies and instrumentalities, particularly mortgage-related securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest-rate relationships are used to evaluate market sectors and individual securities. The Fund will generally maintain an average dollar-weighted maturity of four to 12 years.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 9.77%,* based on net asset value, compared with a return of 11.83% for the Lehman Brothers Mortgage-Backed Securities Index (LMI) and a 10.83% return by the Lipper U.S. Mortgage Funds Index (LUSMI).**

Interest Rates Slide Down
Over the past six months—and most of the past year—interest rates have fallen quite dramatically in response to slowing economic activity. From January through August, the Federal Reserve Board (the “Fed”) took an aggressive approach to supporting the economy, cutting interest rates on seven occasions for a total of 300 basis points. While consumer spending remained fairly resilient for most of the year, business spending dropped off significantly. As concerns about the state of the economy and the future employment picture mounted, stock prices corrected. Investors increasingly favored the safer realm of short Treasury debt, driving down yields in that sector.

In this environment, the mortgage-backed bonds that are the focus of this Fund modestly underperformed Treasury debt. We do, however, continue to find greater value in the mortgage market, particularly among premium issues. In addition to their attractive yields, these bonds continue to offer the very high quality level that many investors seek in uncertain times.

Keeping an Eye on Prepayments
In the declining interest rate environment, we must consider prepayment risk—that is, the refinancing of mortgages by homeowners at lower interest rates. Such activity could force us to replace higher-yielding mortgage-backed securities that are called due to refinancing, with lower-yielding issues.

Mortgage rates are generally set off of 10-year Treasury yields, which have not declined as sharply as those on the short end of the yield curve. Thus refinancing pressure has been more moderate than might be assumed. In addition, in this Fund we emphasize what are known as “seasoned” mortgages—securities that have already withstood one or more refinancing cycles—rather than new-production mortgages. Seasoned bonds typically offer less risk of potential prepayments.

Current Concerns
Shortly after the close of the Fund’s fiscal year, we were faced with events that have had tremendous impact on the nation and the markets. Although the events of September 11 were shocking, we are heartened by the steps the government is taking to address their impact. In addition to additional rate cuts totaling 100 basis points from the Fed, the President and Congress are proposing aggressive fiscal stimulus as well.

Investors are understandably wary, however, and have continued their flight to short-term Treasuries. As a result, we have continued to find better values in the mortgage market, and have kept our focus there. In addition, we have added positions in agency debentures to the portfolio, allowing the Fund to benefit more directly from declining interest rates. While mortgages have underperformed Treasuries recently, we believe they are poised for better performance over the next six to twelve months.

Sincerely,

/s/ Jason Weiner, CFA

Jason D. Weiner, CFA
Manager, Marshall Government Income Fund

■  Marshall Government Income Fund

  *Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

 **The LMI and the LUSMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LMI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

  †Total returns quoted reflect all applicable sales charges.

 ††Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Annual Report—Commentary

Marshall Intermediate Bond Fund
The Marshall Intermediate Bond Fund (the “Fund”) invests in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed, and United States government securities. The Adviser’s strategy to pursue total return is to adjust the Fund’s weightings in these sectors as it deems appropriate, using macroeconomic, credit, and market analysis to select portfolio securities. The Fund will maintain an average dollar-weighted maturity of three to 10 years.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 9.89%,* based on net asset value, compared with a return of 12.29% for the Lehman Brothers Intermediate Government/Credit Bond Index (LGCI) and 10.79% for the Lipper Short/Intermediate Investment Grade Bond Funds Index (LSIBF).**

Economic Slowdown Continues
The months from March through August generally continued the trends seen in the first half of the Fund’s fiscal year. Economic growth slowed significantly, and by the end of August the nation appeared to be edging toward recession. To counter this downslide, the Federal Reserve Board (the “Fed”) continued its campaign of aggressive interest rate cuts. From January through August, the Fed made seven cuts to the federal funds target rate totaling 300 basis points.

These cuts in short-term interest rates led to a market steepening of the yield curve. Just over a year ago, the curve was inverted, so this has been a dramatic change. Beside the Fed’s activity, yields on the short end of the yield curve were also pushed down by increased demand for short-term Treasuries particularly in the late summer. Investors wary of stock-market corrections and economic uncertainty flocked to these securities for their safety and quality.

For most of the 12-month reporting period, consumer spending remained surprisingly strong in the face of the faltering economy. In the summer, however, even consumers were beginning to grow somewhat more wary as unemployment fears mounted. This produced still more stock market volatility, and raised new questions within the corporate bond market.

Emphasizing Quality and Liquidity
The spread between the yields on corporate bonds and Treasuries, which was quite wide six months age, tightened somewhat through the spring and summer (though they have since widened again, dramatically). The changeable economic environment has demanded that we take a cautious approach to corporate bonds.

We are not turning away from the true opportunities available in this sector of the marketplace, but we are striving to improve both the quality and liquidity of our holdings. In the primary market for corporate debt, for example, we have been taking advantage of concessions being offered, but are only looking at the most liquid names and are diversifying broadly. We have also been adding some intermediate Treasuries to the portfolio. These offer far better value than their short-term brethren.

September’s Events
It is difficult to overstate the shock felt on September 11. Almost immediately after the terrorist attacks, the economic slowdown and erosion of consumer confidence we had seen in preceding months accelerated. It is clear that these events will resound for some time to come, and we are prepared for the uncertain environment that lies ahead. The loss of consumer confidence is troubling, as consumer spending accounts for two-thirds of U.S. economic activity.

More positive signs are coming from the federal government, which has been quick to complement the Fed’s monetary stimulus with fiscal stimulus. It may take time for these measures to take hold and for the markets to settle down, but we do believe they will have positive impact in helping the economy to heal. As that happens, we believe the risk premium corporate bonds currently carry should shrink a little bit, but we anticipate keeping our cautious outlook with respect to these bonds for some time to come.

Sincerely,

/s/    Mark D. Pittman, CFA

Mark D. Pittman, CFA
Manager, Marshall Intermediate Bond Fund

[PHOTO OF MARK D. PITTMAN]

■  Marshall Intermediate Bond Fund

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LGCI and the LSIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

†	Total returns quoted reflect all applicable sales charges.

††
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Annual Report—Commentary

Marshall Short-Term Income Fund
The Marshall Short-Term Income Fund (the “Fund”) seeks to maximize total return consistent with current income. Fund assets are invested in short- to intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Fund Performance
For the period from the Fund’s inception on October 31, 2000 through August 31, 2001, the Fund provided a total return of 8.15%,* based on net asset value, versus a 8.50% return for the Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13) and a 8.27% return for the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI).**

Economy Continues to Slow
The second half of the Fund’s fiscal year was generally marked by a continuation of the trends seen in the previous six months. The pace of economic growth slowed considerably, with the country teetering toward recession. The Federal Reserve Board (the “Fed”) continued its campaign of aggressive interest rate cuts. From January through August, the Fed made seven cuts to the Federal Funds target rate, totaling 300 basis points.

These cuts in short-term interest rates led to a marked steepening of the yield curve—a dramatic change from its inverted profile just over a year ago. Additional pressure on the short end of the curve came from a flight to quality, particularly in the late summer, as investors discouraged by economic uncertainty and volatile equity markets flocked to the relative safety of short-term Treasury securities.

Nonetheless, for most of the 12-month reporting period, consumer spending remained surprisingly strong in the face of the faltering economy. In the summer, however, even consumers were beginning to grow somewhat more wary as unemployment fears mounted. This produced still more stock market volatility, and raised new questions within the corporate bond market.

Quality and Liquidity Are Priorities
The spread between the yields on corporate bonds and Treasuries, which was quite wide six months ago, tightened somewhat through the spring and summer (though they have since widened again, dramatically). The changeable economic environment has demanded that we take a cautious approach to corporate bonds. We are not turning away from the true opportunities available in this sector of the marketplace, but we are striving to improve both the quality and liquidity of our holdings. We have, for example, been taking advantage of concessions being offered in the primary market for corporate debt, buying only the most liquid names and diversifying broadly.

September’s Events
On September 11, the nation and the world were rocked by terrorist attacks. Almost immediately, the economic slowdown and erosion of consumer confidence accelerated. The repercussions of these events will certainly be felt for some time to come, and we are prepared for the uncertain environment that lies ahead. The loss of consumer confidence is troubling, as consumer spending accounts for two-thirds of U.S. economic activity.

More positive signs are coming from the federal government, which has been quick to complement the Fed’s monetary stimulus with fiscal stimulus. It may take time for these measures to take hold and for the markets to settle down, but we do believe they will have positive impact in helping the economy to heal. As that happens, we believe the risk premium corporate bonds currently offer should shrink a little bit, but we anticipate keeping our cautious outlook with respect to these bonds for some time to come.

Sincerely,

/s/    Mark D. Pittmanm

Mark D. Pittman, CFA
Manager, Marshall Short-Term Income Fund

[PHOTO OF MARK D. PITTMAN]
■  Marshall Short-Term Income Fund

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The ML13 and LSTIBI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML13 and LSTIBI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†	Total returns quoted reflect all applicable sales charges.

††
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Annual Report—Commentary

Marshall Money Market Fund
The Marshall Money Market Fund (the “Fund”) invests in high-quality, short-term money market instruments.* The Adviser uses a bottom-up approach, meaning that the Fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 5.00%,** based on net asset value. This compares with a return of 4.95% for the Money Fund Report Averages™ and 5.05% for the Lipper Money Market Funds Index.*** As of August 31, 2001, the Fund’s 7-day net yield was 3.16%.†

A Continuation of Most Trends
The past six months have been characterized by continuing signs of an economic slowdown and possible recession. The Federal Reserve Board (the “Fed”) has remained aggressive in its efforts to support the economy by cutting the federal funds target rate. From January through August, the Fed cut rates on seven occasions for a total of 300 basis points. Consumer spending remained surprisingly strong for most of the year, waning only in the late summer as concerns about possible unemployment grew.

Our strategy remained largely unchanged over the reporting period. Floating-rate notes continued to play a significant role in the portfolio, as they offer positive yield characteristics. The selective addition of one-year paper also helped us to pursue our goal of providing an attractive yield, particularly challenging in light of the Fed’s rate cuts. Bottom-up credit research has remained crucial to our selection process.

Constrained supply has continued to be a factor in the marketplace. With companies scaling back their once-ambitious plans for growth and burning off inventory, there has been less need for them to fund their continuing operations by issuing debt. Downgrades have taken other securities out of the money market realm.

Changes Since September 11
The cataclysmic events of mid-September accelerated many of the trends that were already in place. Consumer spending dropped suddenly, the economy was generally acknowledged as having entered a recession, and the Fed stepped in quickly to cut interest rates further. It is unclear how long these difficulties will last or how deep their impact will be, but the government’s willingness to offer fiscal stimulus to complement the Fed’s monetary actions is a positive sign.

We will be closely monitoring consumer confidence in coming months. If consumer spending bounces back, that may help to limit the recession’s severity. If, however, economic weakness and an uncertain global environment cause consumers to continue their retreat, there may be cause for greater concern.

Sincerely,

/s/  Richard M. Rokus, CFA

Richard M. Rokus, CFA
Manager, Marshall Money Market Fund

  *An investment in money market funds is neither issued nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 **Past performance is no guarantee of future results. Yields may vary. Yields quoted for money market funds most closely reflect the fund’s current earnings.

***Money Fund Report™, a service of iMoneyNet, Inc. (formerly IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

  †The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

August 31, 2001
Schedule of Investments

Equity Income Fund

Shares	Description	Value

	Common Stocks — 96.7%
	Consumer Discretionary — 5.3%
	Automotive & Related — 1.4%
13,000	Dana Corp.	$ 254,800
161,954	Ford Motor Co.	3,218,026
40,000	General Motors Corp.	2,190,000

	Total	5,662,826
	Homebuilder — 0.2%
30,650	KB Home	992,140
	Household Products/Wares — 0.3%
53,500	Newell Rubbermaid, Inc.	1,225,150
	Leisure & Recreation — 0.5%
35,000	Brunswick Corp.	762,650
36,000	Carnival Corp.	1,126,080

	Total	1,888,730
	Manufacturing — 0.5%
33,000	V.F. Corp.	1,140,810
15,000	Whirlpool Corp.	990,300

	Total	2,131,110
	Photographic Products — 0.4%
38,000	Eastman Kodak Co.	1,697,460
	Publishing & Printing — 1.0%
33,500	Gannett Co., Inc.	2,065,610
15,500	McGraw-Hill Cos., Inc.	918,375
25,000	New York Times Co., Class A	1,068,750

	Total	4,052,735
	Retail — 1.0%
55,000	Limited, Inc.	775,500
46,200	May Department Stores Co.	1,554,630
48,000	Sears, Roebuck & Co.	2,052,000

	Total	4,382,130

	Total Consumer Discretionary	22,032,281
	Consumer Staples — 13.3%
	Beverages & Foods — 7.2%
45,000	Anheuser-Busch Cos., Inc.	1,936,800
208,500	Coca-Cola Co.	10,147,695
37,000	Coors Adolph Co., Class B	1,713,100
50,000	Heinz (H.J.) Co.	2,259,000
147,550	PepsiCo, Inc.	6,934,850
125,500	Sara Lee Corp.	2,761,000
54,000	SUPERVALU, INC.	1,132,920
52,500	Unilever N.V., ADR	3,207,225

	Total	30,092,590
	Household Product/Wares — 3.7%
67,000	Clorox Co.	2,495,750
27,200	Colgate-Palmolive Co.	1,472,880
57,000	Kimberly-Clark Corp.	3,536,850
105,500	Procter & Gamble Co.	7,822,825

	Total	15,328,305
	Personal Care — 0.5%
75,500	(1)Gillette Co.	2,314,075
	Tobacco — 1.9%
171,500	Philip Morris Cos., Inc.	8,129,100

	Total Consumer Staples	55,864,070
	Energy — 11.4%
	Energy Services — 0.8%
111,100	Halliburton Co.	3,095,246
6,000	Schlumberger Ltd.	294,000

	Total	3,389,246

Shares	Description	Value

	Common Stocks (continued)
	Energy (continued)
	Domestic & International Oil — 9.5%
39,500	Chevron Corp.	$ 3,584,625
469,552	Exxon Mobil Corp.	18,852,513
86,000	Occidental Petroleum Corp.	2,366,720
42,000	Phillips Petroleum Co.	2,415,000
152,600	Royal Dutch Petroleum Co., ADR	8,641,738
54,200	Texaco, Inc.	3,775,030

	Total	39,635,626
	Oil & Gas Products — 1.1%
14,000	Amerada Hess Corp.	1,087,940
19,000	Kerr-McGee Corp.	1,109,790
73,700	USX-Marathon Group	2,322,287

	Total	4,520,017

	Total Energy	47,544,889
	Financials — 23.8%
	Banks — 11.3%
144,000	Bank of America Corp.	8,856,000
47,300	Bank of New York Co., Inc.	1,877,810
98,500	Bank One Corp.	3,416,965
33,000	Charter One Financial, Inc.	963,600
26,000	Comerica, Inc.	1,553,500
22,000	Fifth Third Bancorp	1,282,600
114,000	First Union Corp.	3,923,880
133,620	Fleet Boston Financial Corp.	4,921,225
42,500	KeyCorp	1,066,750
37,000	Mellon Financial Corp.	1,304,250
46,000	National City Corp.	1,420,020
53,000	Regions Financial Corp.	1,558,200
30,000	SunTrust Banks, Inc.	2,049,000
150,400	U.S. Bancorp	3,645,696
51,400	Washington Mutual, Inc.	1,924,416
166,000	Wells Fargo & Co.	7,637,660

	Total	47,401,572
	Consumer Finance — 0.3%
23,000	Household International, Inc.	1,359,300
	Financial Services — 9.8%
14,500	Bear Stearns Cos., Inc.	756,755
405,538	Citigroup, Inc.	18,553,364
82,600	Fannie Mae	6,294,946
55,500	Freddie Mac	3,489,840
163,150	J.P. Morgan & Co., Inc.	6,428,110
102,500	Morgan Stanley	5,468,375

	Total	40,991,390

	Insurance — 2.4%
60,000	Allstate Corp.	2,035,800
12,000	Chubb Corp.	810,000
13,300	Hartford Financial Services Group, Inc.	861,840
37,250	Jefferson-Pilot Corp.	1,732,870
45,000	Lincoln National Corp.	2,243,700
23,500	Marsh & McLennan Cos., Inc.	2,183,150

	Total	9,867,360

	Total Financials	99,619,622
	Health Care — 14.2%
	Pharmaceuticals & Health Care — 14.2%
105,250	Abbott Laboratories	5,230,925
82,200	American Home Products Corp.	4,603,200
44,500	Bausch & Lomb, Inc.	1,618,465
179,600	Bristol-Myers Squibb Co.	10,082,744
28,000	CIGNA Corp.	2,520,000
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Equity Income Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Health Care (continued)
	Pharmaceuticals & Health Care (continued)
195,000	Johnson & Johnson	$10,278,450
97,950	Lilly (Eli) & Co.	7,603,858
186,700	Merck & Co., Inc.	12,154,170
135,500	Schering-Plough Corp.	5,166,615

	Total Health Care	59,258,427
	Industrials — 11.2%
	Aerospace & Defense — 2.1%
50,000	Boeing Co.	2,560,000
24,000	Goodrich Corp.	769,200
88,500	Honeywell International, Inc.	3,297,510
12,000	Northrop Grumman Corp.	984,000
58,000	Rockwell Collins	1,178,560

	Total	8,789,270
	Automotive & Related — 0.3%
16,200	Eaton Corp.	1,165,266
	Building Products — 0.2%
40,700	Masco Corp.	1,050,874
	Electrical Components — 0.8%
43,000	Emerson Electric Co.	2,304,800
58,000	Rockwell International Corp.	930,900

	Total	3,235,700
	Industrial Conglomerates — 4.5%
422,500	General Electric Co.	17,314,050
26,800	Textron, Inc.	1,404,052

	Total	18,718,102
	Machinery Industrial — 1.8%
48,000	Dover Corp.	1,724,160
33,000	Ingersoll-Rand Co.	1,338,810
32,000	Minnesota Mining & Manufacturing Co.	3,331,200
31,100	Parker-Hannifin Corp.	1,368,400

	Total	7,762,570
	Office Equipment — 0.6%
30,000	Avery Dennison Corp.	1,542,300
20,000	Pitney Bowes, Inc.	869,800

	Total	2,412,100
	Railroad — 0.5%
27,300	Burlington Northern Santa Fe	740,103
28,000	Union Pacific Corp.	1,491,560

	Total	2,231,663
	Services-Div./Commercial — 0.2%
28,500	Deluxe Corp.	935,370
	Trucking — 0.2%
35,000	Ryder Systems, Inc.	790,650

	Total Industrials	47,091,565
	Information Technology — 1.7%
	Telecommunications — 0.2%
54,000	Motorola, Inc.	939,600
	Other — 1.5%
166,000	NASDAQ 100 Shares	6,080,580

	Total Information Technology	7,020,180
	Materials — 3.9%
	Chemicals — 2.0%
57,608	Dow Chemical Co.	2,019,736
91,000	Du Pont (E.I.) de Nemours & Co.	3,728,270
22,000	Eastman Chemical Co.	853,380

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Materials (continued)
	Chemicals (continued)
29,000	Engelhard Corp.	$ 757,770
16,250	PPG Industries, Inc.	879,450

	Total	8,238,606
	Gas Distribution — 0.3%
30,000	Praxair, Inc.	1,412,100
	Metals — 0.7%
79,000	Alcoa, Inc.	3,011,480
	Paper & Related Products — 0.9%
22,000	Boise Cascade Corp.	807,400
20,500	International Paper Co.	822,460
33,500	Weyerhaeuser Co.	1,901,125

	Total	3,530,985

	Total Materials	16,193,171
	Telecommunication Services — 7.0%
	Telecommunications — 7.0%
49,000	Alltel Corp.	2,842,000
301,932	SBC Communications, Inc.	12,352,038
34,500	Sprint Corp.	805,230
269,190	Verizon Communications, Inc.	13,459,500

	Total Telecommunications Services	29,458,768
	Utilities — 4.9%
	Electric — 3.0%
36,500	Consolidated Edison, Inc.	1,492,850
106,000	Duke Energy Corp.	4,166,860
23,000	Entergy Corp.	885,960
32,000	FPL Group, Inc.	1,739,200
40,000	PPL Corp.	1,734,000
35,000	Reliant Energy, Inc.	1,052,100
30,000	TXU Corp.	1,424,400

	Total	12,495,370
	Gas Distribution — 1.9%
59,200	El Paso Corp.	2,876,528
48,000	KeySpan Corp.	1,550,400
19,000	NICOR, Inc.	736,440
85,000	Williams Cos., Inc. (The)	2,766,750

	Total	7,930,118

	Total Utilities	20,425,488

	Total Common Stocks (identified cost $333,686,576)	404,508,461
	(2)U.S. Treasury Bill — 0.2%
940,000	9/13/2001 (identified cost $938,920)	939,312

	Total Investments in Securities (identified cost $334,625,496)	405,447,773
	(3)Repurchase Agreement — 2.7%
11,072,561	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	11,072,561

	Total Investments (identified cost $345,698,057)	$416,520,334

(See Notes which are an integral part of the Financial Statements)

August 31, 2001
Schedule of Investments

Large-Cap Growth & Income Fund

Shares	Description	Value

	Common Stocks — 88.4%
	Consumer Discretionary — 10.2%
	Broadcasting — 1.3%
100,000	(4)Clear Channel Communications, Inc.	$5,027,000
	Diversified Operations — 1.6%
112,200	(1)Vivendi Universal SA, ADR	6,138,462
	Entertainment — 2.9%
234,350	(4)AOL Time Warner, Inc.	8,752,972
110,606	Disney (Walt) Co.	2,812,711

	Total	11,565,683
	Retail — 4.4%
108,300	Home Depot, Inc.	4,976,385
51,200	(4)Kohl’s Corp.	2,841,600
116,600	(1)Lowe’s Cos., Inc.	4,337,520
105,100	Wal-Mart Stores, Inc.	5,050,055

	Total	17,205,560

	Total Consumer Discretionary	39,936,705
	Consumer Staples — 7.1%
	Beverages & Foods — 3.2%
118,464	Coca-Cola Co.	5,765,643
145,300	PepsiCo, Inc.	6,829,100

	Total	12,594,743
	Retail — 1.3%
149,400	Walgreen Co.	5,131,890
	Tobacco — 2.6%
213,400	Philip Morris Cos., Inc.	10,115,160

	Total Consumer Staples	27,841,793
	Energy — 6.9%
	Domestic & International Oil — 6.9%
248,792	Exxon Mobil Corp.	9,988,999
123,900	Royal Dutch Petroleum Co., ADR	7,016,457
141,500	Texaco, Inc.	9,855,475

	Total Energy	26,860,931
	Financials — 11.7%
	Banks — 1.0%
95,500	Bank of New York Co., Inc.	3,791,350
	Financial Services — 5.7%
120,200	American Express Co.	4,377,684
165,933	Citigroup, Inc.	7,591,435
164,900	Federal Home Loan Mortgage Corp.	10,368,912

	Total	22,338,031
	Insurance — 5.0%
147,734	American International Group, Inc.	11,552,799
115,600	MGIC Investment Corp.	8,080,440

	Total	19,633,239

	Total Financials	45,762,620
	Health Care — 15.9%
	Pharmaceuticals & Health Care — 15.9%
159,500	Abbott Laboratories	7,927,150
78,940	American Home Products Corp.	4,420,640
100,000	(4) Amgen, Inc.	6,430,000
258,800	HCA, Inc.	11,837,512
94,840	Johnson & Johnson	4,999,016
124,700	Merck & Co., Inc.	8,117,970
192,200	Pfizer, Inc.	7,363,182
291,900	Schering Plough Corp.	11,130,147

	Total Health Care	62,225,617

Shares	Description	Value

	Common Stocks (continued)
	Industrials — 10.0%
	Aerospace & Defense — 3.1%
146,400	Boeing Co.	$7,495,680
125,000	Honeywell International, Inc.	4,657,500

	Total	12,153,180
	Electrical Equipment — 2.9%
220,600	Tyco International Ltd.	11,460,170
	Industrial Conglomerates — 4.0%
383,300	General Electric Co.	15,707,634

	Total Industrials	39,320,984
	Information Technology — 20.7%
	Computers — 4.1%
200,000	(1)Compaq Computer Corp.	2,470,000
100,200	Hewlett-Packard Co.	2,325,642
89,300	International Business Machines Corp.	8,930,000
208,100	(4)Sun Microsystems, Inc.	2,382,745

	Total	16,108,387
	Computer Services — 9.3%
200,000	(4)Agere Systems, Inc., Class A	1,020,000
200,000	(4)Applied Micro Circuits Corp.	2,854,000
300,000	(4)BMC Software, Inc.	4,800,000
108,300	Electronic Data Systems Corp.	6,387,534
218,600	(4)Microsoft Corp.	12,471,130
150,000	Texas Instruments, Inc.	4,965,000
27,100	(4)Veritas Software Corp.	778,312
200,000	(4)Vitesse Semiconductor Corp.	2,920,000

	Total	36,195,976
	Communications — 1.6%
108,300	(4)QUALCOMM, Inc.	6,373,455
	Semiconductors — 5.2%
121,700	(4)Applied Materials, Inc.	5,244,053
201,400	Intel Corp.	5,631,144
113,200	Micron Technology, Inc.	4,257,452
162,400	(4)National Semiconductor Corp.	5,367,320

	Total	20,499,969
	Telecommunications — 0.5%
250,000	Lucent Technologies, Inc.	1,705,000

	Total Information Technology	80,882,787
	Telecommunication Services — 4.9%
	Telecommunications — 4.9%
150,000	AT&T Corp.	2,856,000
65,000	BellSouth Corp.	2,424,500
160,560	SBC Communications, Inc.	6,568,509
23,000	Sprint Corp. (FON Group)	536,820
225,000	(4)Sprint Corp. (PCS Group)	5,620,500
100,850	(4)WorldCom, Inc.- WorldCom Group	1,296,931

	Total Telecommunication Services	19,303,260
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Large-Cap Growth & Income Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Utilities — 1.0%
	Electric — 1.0%
104,100	Duke Energy Corp.	$ 4,092,171

	Total Common Stocks (identified cost $248,277,236)	346,226,868
	Preferred Stocks — 0.5%
	Communications — 0.5%
30,000	Global Crossing Ltd., Conv. Pfd., $16.88 (identified cost $4,616,250)	1,916,250
	Corporate Bonds — 0.9%
	Retail — 0.9%
$5,800,000	Kohl’s Corp., Sub. Note, Zero Coupon, 6/12/2020 (identified cost $3,677,641)	3,523,500
	(2)U.S. Treasury Bill — 0.5%
2,000,000	9/13/2001 (identified cost $1,997,693)	1,998,920

	Total Investments in Securities (identified cost $258,568,820)	353,665,538
	(3)Repurchase Agreement — 9.6%
37,791,985	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	37,791,985

	Total Investments (identified cost $296,360,805)	$391,457,523

Mid-Cap Value Fund

Shares	Description	Value

	Common Stocks — 84.4%
	Consumer Discretionary — 8.9%
	Automotive — 1.5%
35,000	Johnson Controls, Inc.	$ 2,563,750
	Broadcasting — 1.8%
100,000	(4)Adelphia Communications Corp., Class A	3,155,000
	Household Products/Wares — 2.1%
160,000	Newell Rubbermaid, Inc.	3,664,000
	Manufacturing — 1.7%
170,000	Mattel, Inc.	3,058,300
	Retail — 1.8%
110,000	(1)Ross Stores, Inc.	3,223,000

	Total Consumer Discretionary	15,664,050
	Consumer Staples — 5.8%
	Beverages & Foods — 5.8%
100,000	(4)Kroger Co., Inc.	2,662,000
166,200	(4)Ralcorp Holdings, Inc.	3,360,564
200,000	SUPERVALU, Inc.	4,196,000

	Total Consumer Staples	10,218,564
	Energy — 5.7%
	Oil & Gas Products — 5.7%
65,000	Burlington Resources, Inc.	2,470,000
78,000	Noble Affiliates, Inc.	2,632,500

Shares	Description	Value

	Common Stocks (continued)
	Energy (continued)
	Oil & Gas Products (continued)
80,000	(4)Noble Drilling Corp.	$ 2,176,000
83,320	USX-Marathon Group	2,625,413

	Total Energy	9,903,913
	Financials — 7.5%
	Banks — 1.2%
61,500	Associated Banc Corp.	2,085,465
	Insurance — 5.8%
88,000	(1)ACE Ltd.	2,918,960
55,000	Jefferson-Pilot Corp.	2,558,600
26,000	MGIC Investment Corp.	1,817,400
95,000	SAFECO Corp.	2,857,600

	Total	10,152,560
	Services — 0.5%
50,000	(4)Phoenix Companies, Inc.	852,500

	Total Financials	13,090,525
	Health Care — 6.5%
	Equipment — 3.8%
180,000	(4)Boston Scientific Corp.	3,438,000
90,000	Guidant Corp.	3,250,800

	Total	6,688,800
	Pharmaceuticals & Health Care — 2.7%
40,000	(4)Manor Care, Inc.	1,125,200
110,000	(1)(4)Renal Care Group, Inc.	3,603,600

	Total	4,728,800

	Total Health Care	11,417,600
	Industrials — 20.3%
	Aerospace & Defense — 2.8%
37,500	Newport News Shipbuilding, Inc.	2,469,750
30,000	Northrop Grumman Corp.	2,460,000

	Total	4,929,750
	Electrical Components — 2.0%
100,000	(4)American Power Conversion Corp.	1,383,000
21,600	Brady Corp., Class A	790,560
80,700	Rockwell International Corp.	1,295,235

	Total	3,468,795
	Manufacturing — 2.0%
30,000	SPX Corp.	3,487,500
	Rail Road — 1.6%
80,000	CSX Corp.	2,827,200
	Services — 11.9%
103,000	(1)(4)Global Payments, Inc.	3,661,650
120,000	H&R Block, Inc.	4,669,200
100,000	Manpower, Inc.	3,082,000
100,000	(4)Republic Services, Inc.	1,985,000
284,500	(4)Spherion Corp.	2,591,795
100,000	Viad Corp.	2,630,000
90,000	(4)Watson Wyatt & Company Holdings	2,124,000

	Total	20,743,645

	Total Industrials	35,456,890
	Information Technology — 16.1%
	Computer Hardware — 0.9%
185,000	(1)(4)Gateway, Inc.	1,659,450
	Computer Services — 4.7%
183,500	(1)(4)American Management System, Inc.	3,240,610
180,000	(4)BMC Software, Inc.	2,880,000
120,100	(1)(4)Keane, Inc.	2,023,685

	Total	8,144,295
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Mid-Cap Value Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Information Technology (continued)
	Electrical Equipment — 1.5%
90,000	(1)Hubbell, Inc., Class B	$ 2,621,700
	Paper & Related Products — 1.8%
155,000	(4)Electronics for Imaging, Inc.	3,171,300
	Semiconductors — 2.5%
80,000	(4)National Semiconductor Corp.	2,644,000
55,000	(4)Teradyne, Inc.	1,802,900

	Total	4,446,900
	Services — 3.2%
190,000	(4)KPMG Consulting, Inc.	2,798,700
375,000	IKON Office Solutions, Inc.	2,812,500

	Total	5,611,200
	Telecommunications — 1.5%
120,000	(4)CommScope, Inc.	2,532,000

	Total Information Technology	28,186,845
	Materials — 8.8%
	Building Materials — 2.0%
86,000	Martin Marietta Materials, Inc.	3,397,000
	Metals — 1.4%
50,000	Nucor Corp.	2,430,000
	Paper & Related Products — 5.4%
75,000	Bowater, Inc.	3,558,000
165,000	(1)(4)Packaging Corp. of America	3,032,700
50,000	Temple-Inland, Inc.	2,918,000

	Total	9,508,700

	Total Materials	15,335,700
	Telecommunication Services — 4.8%
	Telecommunications — 4.8%
50,000	ALLTEL Corp.	2,900,000
30,000	Telephone and Data System, Inc.	3,097,500
185,000	WorldCom, Inc. — MCI Group	2,384,650

	Total Telecommunication Services	8,382,150

	Total Common Stocks (identified cost $125,778,702)	147,656,237
	(2)U.S. Treasury Bill — 0.3%
650,000	9/13/2001 (identified cost $649,240)	649,498

	Total Investments in Securities (identified cost $126,427,942)	148,305,735
	(3)Repurchase Agreement — 16.9%
29,529,944	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	29,529,944

	Total Investments (identified cost $155,957,886)	$177,835,679

Mid-Cap Growth Fund

Shares	Description	Value

	Common Stocks — 87.9%
	Consumer Discretionary — 18.5%
	Broadcasting — 9.8%
535,000	(4)Adelphia Communications Corp., Class A	$16,879,250
155,000	(4)Cox Radio, Inc., Class A	3,876,550
60,000	(4)Insight Communications Co., Inc.	1,367,400
50,000	(1)(4)Mediacom Communications Corp.	864,000
350,000	(4)USA Networks, Inc.	8,106,000
60,000	(4)Westwood One, Inc.	1,710,000

	Total	32,803,200
	Leisure & Recreation — 7.2%
260,000	(4)Bally Total Fitness Holding Corp.	6,611,800
240,000	Callaway Golf Co.	4,348,800
100,000	(1)Harley Davidson, Inc.	4,859,000
510,000	(4)Six Flags, Inc.	8,481,300

	Total	24,300,900
	Retail — 1.5%
105,000	(4)BJ’s Wholesale Club, Inc.	5,145,000

	Total Consumer Discretionary	62,249,100
	Consumer Staples — 0.6%
	Food-Wholesale Distribution — 0.6%
55,000	(4)Performance Food Group Co.	1,856,800
	Energy — 4.4%
	Domestic & International Oil — 0.8%
200,000	(4)Marine Drilling Cos., Inc.	2,580,000
	Oil & Gas Products — 3.6%
70,000	Devon Energy Corp.	3,238,900
110,000	(4)Global Marine, Inc.	1,584,000
125,000	(4)Nabors Industries, Inc.	3,065,000
130,000	Noble Affiliates, Inc.	4,387,500

	Total	12,275,400

	Total Energy	14,855,400
	Financials — 15.9%
	Insurance — 12.4%
202,000	(1)Ambac Financial Group, Inc.	11,958,400
77,500	Everest Re Group Ltd.	5,029,750
150,000	Lincoln National Corp.	7,479,000
75,000	MGIC Investment Corp.	5,242,500
40,000	PMI Group, Inc.	2,608,000
190,000	PartnerRe Ltd.	9,376,500

	Total	41,694,150
	Short-Term Business Credit — 3.5%
225,000	Heller Financial, Inc.	11,983,500

	Total Financials	53,677,650
	Health Care — 17.2%
	Pharmaceuticals & Health Care — 17.2%
162,500	(4)Accredo Health, Inc.	5,988,125
100,000	(4)AmerisourceBergen Corp.	6,444,000
85,000	(4)IDEC Pharmaceuticals Corp.	5,037,950
172,500	(1)(4)InterMune, Inc.	6,812,025
175,000	(4)King Pharmaceuticals, Inc.	7,568,750
100,000	(1)(4)Luminex Corp.	1,935,000
125,000	(4)Manor Care, Inc.	3,516,250
125,000	(4)Quest Diagnostic, Inc.	7,831,250
150,000	(4)RehabCare Group, Inc.	6,079,500
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Mid-Cap Growth Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Health Care (continued)
	Pharmaceuticals & Health Care (continued)
300,000	(1)(4)Service Corp. International	$ 2,079,000
100,000	(4)Universal Health Services, Inc., Class B	4,730,000

	Total Health Care	58,021,850
	Industrials — 9.0%
	Computer Services — 5.1%
80,000	(4)BISYS Group, Inc.	4,632,000
150,000	(4)Concord EFS, Inc.	7,870,500
175,000	IMS Health, Inc.	4,658,500

	Total	17,161,000
	Electrical Equipment — 0.9%
96,250	(1)Molex, Inc.	3,038,613
	Services — 3.0%
95,000	(4)Sabre Holdings Corp.	4,007,100
255,000	(1)(4)Tetra Tech, Inc.	6,114,900

	Total	10,122,000

	Total Industrials	30,321,613
	Information Technology — 17.5%
	Computer Services — 6.9%
175,000	(1)(4)Eclipsys Corp.	4,506,250
210,000	(4)Intuit, Inc.	7,933,800
145,000	(1)(4)Manhattan Associates, Inc.	3,284,250
175,000	(4)Mentor Graphics Corp.	2,887,500
175,000	(4)Peregrine Systems, Inc.	4,581,500

	Total	23,193,300
	Electrical Equipment — 3.0%
225,000	(1)(4)Flextronics International Ltd.	4,936,500
100,000	(4)Optimal Robotics Corp.	4,360,000
405,000	(4)Viasystems Group, Inc.	911,250

	Total	10,207,750
	Product Security — 1.9%
105,000	(4)Internet Security Systems, Inc.	1,641,150
35,000	(1)(4)Macrovision Corp.	1,526,350
175,000	(1)(4)SonicWall, Inc.	3,274,250

	Total	6,441,750
	Semiconductors — 2.3%
165,000	(4)Chartered Semiconductor Manufacturing Ltd., ADR	4,420,350
95,000	(4)Microchip Technology, Inc.	3,390,550

	Total	7,810,900
	Telecommunications — 3.4%
700,000	(4)ADC Telecommunications, Inc.	3,059,000
250,000	(4)CommScope, Inc.	5,275,000
150,000	Scientific-Atlanta, Inc.	3,081,000

	Total	11,415,000

	Total Information Technology	59,068,700
	Telecommunication Services — 1.7%
	Telecommunications — 1.7%
190,000	(1)(4)American Tower Systems Corp.	2,749,300
310,000	(1)(4)Crown Castle International Corp.	3,158,900

	Total Telecommunication Services	5,908,200

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Utilities — 3.1%
	Electric — 3.1%
355,000	(1)(4)NRG Energy, Inc.	$ 6,532,000
150,000	(4)NiSource, Inc.	3,781,500

	Total Utilities	10,313,500

	Total Common Stocks (identified cost $297,487,895)	296,272,813
	(2)U.S. Treasury Bill — 0.3%
$ 1,000,000	9/13/2001 (identified cost $998,836)	998,836

	Total Investments in Securities (identified cost $298,486,731)	297,271,649
	(3)Repurchase Agreement — 13.3%
44,663,390	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	44,663,390

	Total Investments (identified cost $343,150,121)	$341,935,039

Small-Cap Growth Fund

Shares	Description	Value

	Common Stocks — 91.6%
	Consumer Discretionary — 33.2%
	Broadcasting — 2.3%
55,000	(4)Insight Communications Co.	$1,253,450
125,000	(4)Spanish Broadcasting System, Inc., Class A	1,163,750

	Total	2,417,200
	Leisure & Recreation — 20.9%
70,000	(4)Argosy Gaming Co.	2,081,100
135,000	(4)Bally Total Fitness Holding Corp.	3,433,050
50,000	(4)Gtech Holdings Corp.	1,649,000
65,000	(4)Harrah’s Entertainment, Inc.	1,857,700
300,000	(4)Hollywood Casino Corp., Class A	2,043,000
150,000	(1)Intrawest Corp.	2,838,000
200,000	(1)(4)Midway Games, Inc.	2,930,000
100,000	(1)(4)Orient-Express Hotels Ltd., Class A	2,008,000
90,000	(1)Royal Caribbean Cruises Ltd.	2,100,600
75,000	(4)WMS Industries, Inc.	1,596,000

	Total	22,536,450
	Retail — 10.0%
50,000	(4)Abercrombie & Fitch Co., Class A	1,517,000
50,000	(4)Barnes & Noble, Inc.	2,023,500
45,000	(4)Dollar Tree Stores, Inc.	1,067,850
150,000	(4)Galyan’s Trading Co.	1,800,000
400,000	(1)(4)Gymboree Corp.	3,120,000
50,000	(4)Tweeter Home Entertainment Group, Inc.	1,281,000

	Total	10,809,350

	Total Consumer Discretionary	35,763,000
	Consumer Staples — 7.1%
	Broadcasting — 2.8%
265,000	(1)(4)Pegasus Communications Corp.	3,047,500
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Small-Cap Growth Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Consumer Staples (continued)
	Movies & Entertainment — 1.5%
150,000	(4)Alliance Atlantis Communications Corp., Class B	$1,591,500
	Services — 2.8%
115,000	(1)(4)Steiner Leisure Ltd.	3,045,280

	Total Consumer Staples	7,684,280
	Energy — 3.0%
	Domestic & International Oil — 1.2%
30,000	(4)Cal Dive International, Inc.	525,000
80,000	(4)Energy Partners Ltd.	732,000

	Total	1,257,000
	Oil & Gas Products — 1.8%
30,000	Noble Affiliates, Inc.	1,012,500
75,000	(4)Pride International, Inc.	982,500

	Total	1,995,000

	Total Energy	3,252,000
	Financials — 6.7%
	Banks — 1.7%
50,000	Cullen Frost Bankers, Inc.	1,787,500
	Insurance — 5.0%
60,000	Gallagher (Arthur J.) & Co.	1,590,600
60,000	Radian Group, Inc.	2,406,600
20,000	RenaissanceRe Holdings Ltd.	1,427,000

	Total	5,424,200

	Total Financials	7,211,700
	Health Care — 13.5%
	Medical Supplies — 5.5%
240,000	(1)(4)Aspect Medical Systems, Inc.	3,057,600
50,000	(4)Cryolife, Inc.	1,788,500
230,500	(1)(4)Sonic Innovations, Inc.	1,037,250

	Total	5,883,350
	Pharmaceuticals & Health Care — 8.0%
37,000	(1)(4)Alexion Pharmaceuticals, Inc.	697,450
25,000	(1)(4)Cerus Corp.	1,345,500
85,000	(4)InterMune, Inc.	3,356,650
90,000	(4)Triad Hospitals, Inc.	3,253,500

	Total	8,653,100

	Total Health Care	14,536,450
	Industrials — 1.1%
	Services — 1.1%
50,000	(4)Tetra Tech, Inc.	1,199,000
	Information Technology — 24.5%
	Aerospace/Defense — 1.4%
175,000	(4)Aeroflex, Inc.	1,548,750
	Computer Services — 0.5%
30,000	(4)Digital Insight Corp.	512,100
	Electrical Equipment — 5.3%
432,500	(1)(4)ACT Manufacturing, Inc.	4,523,950
550,000	(4)Viasystems Group, Inc.	1,237,500

	Total	5,761,450
	Semiconductor — 9.9%
125,000	(4)Centillium Communications, Inc.	1,537,500
105,000	(4)Entegris, Inc.	1,260,000
75,000	(4)Exar Corp.	1,518,750
192,500	Multilink Technology Corp.	1,819,125
60,000	(4)Triquint Semiconductor, Inc.	1,272,000
279,000	(4)Virata Corp.	3,294,990

	Total	10,702,365

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Information Technology (continued)
	Software — 4.6%
300,000	(4)Interwoven, Inc.	$2,445,000
493,250	(4)Kana Software, Inc.	419,263
300,000	(4)Vignette Corp.	2,049,000

	Total	4,913,263

	Telecommunication Equipment — 0.2%
75,000	(4)Next Level Communication, Inc.	175,500
	Wireless Infrastructure — 2.6%
165,000	(4)Powerwave Technologies, Inc.	2,409,000
115,000	(4)WJ Communications, Inc.	379,500

	Total Information Technology	26,401,928
	Telecommunication Services — 2.5%
	Wireless — 2.5%
30,000	(4)AirGate PCS, Inc.	1,768,200
90,000	(4)UbiquiTel, Inc.	882,000

	Total Telecommunication Services	2,650,200

	Total Common Stocks (identified Cost $93,848,517)	98,698,558
	(2)U.S. Treasury Bill — 1.2%
$1,255,000	9/13/2001 (identified cost $1,253,553)	1,254,322

	Total Investments In Securities (identified cost $95,102,070)	99,952,880
	(3)Repurchase Agreement — 14.2%
15,266,120	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	15,266,120

	Total Investments (identified cost $110,368,190)	$115,219,000

International Stock Fund

Shares	Description	Value

	Common Stocks — 98.2%
	Australia — 0.9%
	Banks — 0.6%
119,800	National Australia Bank Ltd., Melbourne	$2,097,062
	Insurance — 0.3%
100,000	AMP Ltd.	1,037,311

	Total Australia	3,134,373
	Belgium — 0.9%
	Banks — 0.9%
202,200	Dexia	3,191,116
	Bermuda — 1.5%
	Industrial Conglomerates — 1.0%
65,900	Tyco International Ltd.	3,423,505
	IT Consulting & Services — 0.5%
134,500	(4)Accenture Ltd.	2,004,050

	Total Bermuda	5,427,555
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Brazil — 1.5%
	Aerospace & Defense — 0.3%
44,100	(4)Embraer—Empresa Brasileira de Aeronautica SA, ADR	$1,151,010
	Metals & Mining — 0.7%
128,300	Companhia Vale Do Rio Doce, ADR	2,580,113
	Oil & Gas Integrated — 0.5%
70,100	Petroleo Brasileiro SA, ADR	1,577,250

	Total Brazil	5,308,373
	Canada — 1.4%
	Banks — 0.9%
104,700	Royal Bank of Canada, Montreal	3,355,622
	Financial Services — 0.5%
57,300	Manulife Financial Corp.	1,688,016

	Total Canada	5,043,638
	Denmark — 0.3%
	Banks — 0.3%
71,000	Danske Bank AS	1,204,844
	Finland — 0.7%
	Telecommunications — 0.7%
162,900	Nokia Oyj, Class A, ADR	2,564,046
	France — 13.4%
	Automotive — 0.6%
41,800	Peugeot SA	1,993,120
	Banks — 0.8%
32,600	BNP Paribas SA	2,993,303
	Beverages & Foods — 0.6%
14,700	Groupe Danone	2,000,556
	Building Materials — 0.8%
19,800	Compagnie de St. Gobain	3,042,030
	Chemicals — 0.3%
7,000	L’Air Liquide	989,555
	Construction Equipment — 0.6%
14,200	(1)Technip	2,101,621
	Construction Materials — 0.2%
9,900	Lafarge SA	898,659
	Domestic & International Oil — 2.0%
49,600	Total Fina SA, Class B	7,336,364
	Electrical Equipment — 0.5%
35,200	Schneider SA	1,952,019
	Health Care — 0.7%
36,400	Aventis SA	2,663,845
	Health Care Equipment & Supplies — 0.6%
6,600	Essilor International	1,976,420
	Leisure & Recreation — 1.1%
96,500	Accor SA	3,781,083
	Media — 1.1%
71,200	Vivendi Universal SA	3,896,621
	Metals & Mining — 0.8%
58,400	Pechiney SA, Class A	2,882,865
	Multi Media — 0.4%
46,200	(4)Thomson Multimedia	1,310,833
	Pharmaceuticals & Health Care — 0.3%
15,400	Sanofi Synthelabo SA	1,008,710
	Specialty Retail — 0.8%
51,600	Castorama Dubois	2,884,938
	Water Treatment — 1.2%
61,400	Suez SA	2,093,203
53,900	(1)(4)Vivendi Environment	2,291,753

	Total	4,384,956

	Total France	48,097,498

Shares	Description	Value

	Common Stocks (continued)
	Germany — 7.9%
	Automotive — 1.1%
120,800	Bayerische Motoren Werke AG	$3,882,112
	Chemicals — 0.8%
66,400	(1)BASF AG	2,716,391
	Drugs — 0.8%
56,800	Schering AG	2,961,375
	Industrial Conglomerates — 0.4%
25,800	Siemens AG	1,314,875
	Insurance — 1.5%
18,850	Muenchener Rueckversicherungs- Gesellschaft AG	5,408,290
	Leisure & Recreation — 0.9%
105,300	Preussag AG	3,333,257
	Oil & Gas Products — 0.6%
38,800	(1)E.On AG	2,118,148
	Software — 0.7%
17,800	SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung)	2,412,410
	Telecommunications — 0.5%
127,200	Deutsche Telekom AG	1,960,056
	Textiles & Apparel — 0.6%
31,500	Adidas AG	2,135,149

	Total Germany	28,242,063
	Hong Kong — 2.4%
	Banks—0.5%
161,300	HSBC Holdings PLC	1,878,215
	Distribution & Wholesale — 0.4%
1,228,000	Li & Fung Ltd.	1,542,931
	Land & Real Estate — 0.5%
189,000	Sun Hung Kai Properties Ltd	1,647,756
	Telecommunications — 1.0%
1,149,500	(4)China Mobile (Hong Kong) Ltd.	3,588,641

	Total Hong Kong	8,657,543
	Ireland — 2.5%
	Banks — 2.1%
239,400	Allied Irish Banks, PLC	2,705,247
514,400	Bank of Ireland	4,905,554

	Total	7,610,801
	Pharmaceuticals & Health Care — 0.4%
29,200	(4)Elan Corp. PLC, ADR	1,516,940

	Total Ireland	9,127,741
	Israel — 0.2%
	Computers Services — 0.2%
21,000	(4)Check Point Software Technologies Ltd.	671,790
	Italy — 2.5%
	Banks — 0.7%
737,000	Banca Intesa SPA	2,458,925
	Insurance — 1.0%
121,600	Assicurazioni Generali	3,852,548
	Oil & Gas Products — 0.8%
212,500	(1)ENI SPA	2,820,483

	Total Italy	9,131,956
	Japan — 11.7%
	Air Freight & Couriers — 0.5%
91,000	Yamato Transport	1,866,215
	Automotive — 0.6%
344,000	Nissan Motor Co., Ltd.	2,010,662
	Banks — 1.2%
688,000	Asahi Bank Ltd.	1,297,949
495,000	(1)Sumitomo Trust & Banking	3,160,062

	Total	4,458,011
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Japan (continued)
	Beverages & Foods — 0.5%
175,000	Asahi Breweries	$1,746,536
	Computers & Peripherals — 0.7%
194,000	NEC Corp.	2,370,775
	Construction & Engineering — 0.9%
356,000	JGC Corp.	3,133,195
	Electrical Equipment & Instruments — 0.5%
205,000	Hitachi Ltd.	1,681,644
	Electronics — 0.8%
67,200	Sony Corp.	2,993,961
	Financial Services — 1.1%
253,000	(1)Daiwa Securities Co., Ltd.	2,143,580
107,000	Nomura Securities Co., Ltd.	1,820,356

	Total	3,963,936
	Household Products — 0.5%
72,000	Kao Corp.	1,831,305
	Leisure & Recreation — 0.8%
5,700	Nintendo Corp., Ltd.	909,715
125,000	(1)Sega Enterprises	2,042,363

	Total	2,952,078
	Machinery — 0.5%
492,000	Mitsubishi Heavy Industries Ltd.	2,009,685
	Machinery & Machine Tools — 0.4%
372,000	Komatsu Ltd.	1,356,601
	Pharmaceuticals & Health Care — 1.1%
242,000	(1)Chugai Pharmaceutical Co., Ltd.	3,907,138
	Retail — 0.4%
421,000	(1)Mitsukoshi Ltd.	1,464,379
	Telecommunications — 1.2%
355	NTT DoCoMo, Inc.	4,365,183

	Total Japan	42,111,304
	Korea, Republic of — 1.4%
	Banks — 0.1%
29,090	Kookmin Bank	391,203
	Electronics — 0.3%
6,930	Samsung Electronics Co.	1,029,476
	Metals & Mining — 0.5%
103,200	Pohang Iron and Steel Co., Ltd., ADR	1,796,712
	Telecommunications — 0.5%
91,900	Korea Telecom Corp., ADR	1,910,601

	Total Korea, Republic of	5,127,992
	Mexico — 1.4%
	Beverages & Foods — 0.6%
56,400	(4)Fomento Economico Mexicano, SA de CV, ADR	2,199,600
	Broadcasting & Cable TV — 0.8%
74,900	Grupo Televisa SA, GDR	2,733,850

	Total Mexico	4,933,450
	Netherlands — 9.2%
	Beverages & Foods — 1.1%
48,600	Heineken NV	2,039,011
60,500	Koninklijke Numico NV	1,999,270

	Total	4,038,281
	Chemicals — 1.1%
88,500	Akzo Nobel NV	3,918,176
	Domestic & International Oil — 2.2%
140,000	Royal Dutch Petroleum Co.	7,945,716
	Financial Services — 2.9%
323,800	ING Group NV	10,232,182

Shares	Description	Value

	Common Stocks (continued)
	Netherlands (continued)
	Food & Drug Retailing—1.3%
158,000	(1)Ahold NV	$ 4,719,938
	Insurance — 0.6%
72,900	Aegon NV	2,199,614

	Total Netherlands	33,053,907
	Norway — 0.4%
	Leisure & Recreation — 0.4%
69,600	Royal Caribbean Cruises Ltd.	1,598,763
	Spain — 2.3%
	Banks — 0.5%
202,700	Banco Santander Central Hispano, SA	1,848,274
	Broadcasting & Cable TV — 0.3%
39,848	(4)Sogecable SA	878,838
	Leisure & Recreation — 1.1%
530,555	(4)Amadeus Global Travel Distribution SA	4,070,845
	Telecommunications — 0.4%
132,500	(1)Telefonica SA	1,539,424

	Total Spain	8,337,381
	Sweden — 3.1%
	Banks — 1.9%
500,400	Nordbanken Holding AB	3,047,474
260,400	Svenska Handelsbanken AB, Class A	3,733,629

	Total	6,781,103
	Household Product/Wares — 0.7%
180,700	Electrolux AB, Class B	2,443,578
	Paper & Forest Products — 0.5%
87,000	Svenska Cellulosa AB, Class B	2,019,220

	Total Sweden	11,243,901
	Switzerland — 6.0%
	Banks — 2.4%
11,700	Julius Baer Holding Ltd., Zurich, Class B	3,821,467
99,000	UBS AG	4,829,558

	Total	8,651,025
	Beverages & Foods — 1.5%
24,500	Nestle SA	5,168,405
	Construction Materials — 1.0%
17,250	Holcim Ltd.	3,566,613
	Insurance — 0.8%
28,000	Swiss Re	2,785,569
	Pharmaceuticals & Health Care — 0.3%
33,600	(1)Novartis AG	1,225,315

	Total Switzerland	21,396,927
	Taiwan — 0.8%
	Electrical Equipment — 0.8%
214,000	(4)Taiwan Semiconductor Manufacturing Co., ADR	2,777,720
	United Kingdom — 24.4%
	Banks — 3.5%
410,500	Lloyds TSB Group PLC	4,234,613
206,500	Royal Bank of Scotland PLC, Edinburgh	5,156,856
273,500	Standard Chartered PLC	3,323,681

	Total	12,715,150
	Beverages & Foods — 1.1%
382,700	Diageo PLC	3,861,711
	Domestic & International Oil — 1.0%
440,800	BP Amoco PLC	3,740,784
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	United Kingdom (continued)
	Drugs — 0.7%
55,200	AstraZeneca PLC	$ 2,666,419
	Electric Utilities — 0.5%
502,800	Innogy Holdings PLC	1,686,334
	Financial Services — 0.4%
113,500	Amvescap PLC	1,598,469
	Gas Distribution — 0.4%
335,000	BG Group PLC	1,391,065
	Leisure & Recreation — 3.2%
388,000	Bass PLC	4,151,793
1,248,900	Hilton Group PLC	4,415,330
443,600	(4)P&O Princess Cruises PLC	2,383,031
65,360	Whitbread PLC	578,866

	Total	11,529,020
	Media — 0.6%
210,800	WPP Group PLC	2,105,695
	Metals & Mining — 1.1%
124,900	Johnson Matthey PLC	1,813,422
111,100	Rio Tinto PLC	2,000,195

	Total	3,813,617
	MultiMedia — 1.7%
217,100	Pearson PLC	3,089,032
259,300	Reed International PLC	2,285,218
69,200	Reuters Group PLC	780,663

	Total	6,154,913
	Pharmaceuticals & Health Care — 1.8%
246,544	(4)GlaxoSmithKline PLC	6,543,455
	Real Estate — 0.4%
176,500	(4)Canary Wharf Finance PLC	1,324,225
	Restaurants & Leisure — 1.4%
645,800	(4)Compass Group PLC	4,922,592
	Retail — 1.9%
976,209	Kingfisher PLC	5,293,830
110,500	Next PLC	1,516,110

	Total	6,809,940
	Telecommunications — 1.7%
3,044,121	Vodafone Group PLC	6,077,166
	Tobacco — 2.0%
837,900	British American Tobacco PLC	7,165,458
	Transportation Infrastructure — 0.6%
246,500	BAA PLC	2,295,885
	Utilities — 0.4%
363,600	National Power Co., PLC	1,462,312

	Total United Kingdom	87,864,210
	United States — 1.4%
	Electronic — 0.4%
63,100	(4)Flextronics International Ltd.	1,384,414
	Energy Equipment & Services — 0.4%
54,700	Transocean Sedco Forex, Inc.	1,580,830
	Insurance — 0.4%
48,900	Aflac, Inc.	1,345,728
	Leisure & Recreation — 0.2%
28,200	Royal Caribbean Cruises Ltd.	658,188

	Total United States	4,969,160

	Total Common Stocks (identified cost $376,504,762)	353,217,251

Principal Amount	Description	Value

	(3)Repurchase Agreement — 1.2%
$4,125,000	State Street Corp., 2.500%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	$4,125,000

	Total Investments (identified cost $380,629,762)	$357,342,251

Government Income Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 4.4%
$6,000,000	Green Tree Home Equity Loan Trust (Series 1998-B), Class B1, 7.810%, 11/15/2029	$6,169,823
10,643,000	Greenwich Capital Acceptance (Series 1995-BA1), Class A4, 7.150%, 8/10/2020	10,823,612

	Total Asset-Backed Securities (identified cost $16,665,899)	16,993,435
	Collateralized Mortgage Obligations — 23.9%
19,589,900	(5)(7)Federal Home Loan Mortgage Corp., 3.710%, 8/25/2001, REMIC (Series T-32-A1)	19,594,427
11,733,727	(5)Federal Home Loan Mortgage Corp., 4.438%, 9/15/2001, REMIC (Series 1624-FA)	11,804,364
15,000,000	Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666-H)	15,374,250
10,000,000	(7)Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK)	10,378,900
24,152,355	(5)(7)Federal National Mortgage Association, 4.042%, 9/25/2001, REMIC (Series 2001-25-FA)	24,031,593
10,000,000	Federal National Mortgage Association, 6.022%, 11/25/2010	10,163,216

	Total Collateralized Mortgage Obligations (identified cost $88,680,194)	91,346,750
	Corporate Bonds — 1.8%
3,000,000	(5)HSB Group, Inc., FRN, 4.680%, 10/15/2001	2,854,080
5,000,000	(5)TXU Gas Capital, FRN, 6.350%, 10/1/2001	4,194,235

	Total Corporate Bonds (identified cost $7,909,300)	7,048,315
	Mortgage Backed Securities — 78.1%
	Federal Home Loan Mortgage Corporation — 20.3%
14,463,744	(1)5.000%, 8/1/2014	13,994,558
23,875,247	(1)6.500%, 2/1/2031	24,009,426
15,000,000	(6)6.500%, 9/1/2031	15,084,300
3,406,807	7.000%, 11/1/2009	3,532,450
1,139,020	7.500%, 9/1/2013	1,184,285
3,133,755	7.500%, 4/1/2024	3,260,077
2,812,548	7.500%, 4/1/2027	2,917,147
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Government Income Fund (continued)

Principal Amount	Description	Value

	Mortgage Backed Securities (continued)
	Federal Home Loan Mortgage Corporation (continued)
$7,686,525	(1)8.000%, 8/1/2030	$7,993,986
1,385,731	8.500%, 9/1/2024	1,469,068
1,926,442	9.000%, 6/1/2019	2,088,996
1,951,509	9.500%, 2/1/2025	2,124,706

	Total	77,658,999
	Federal National Mortgage Association — 32.4%
12,685,255	(7)6.000%, 9/1/2013	12,800,183
10,000,000	(6)6.500%, 9/1/2016	10,187,500
25,000,000	(6)6.500%, 9/1/2031	25,109,500
5,801,597	7.000%, 12/1/2010	6,017,359
6,747,880	7.000%, 3/1/2029	6,912,393
14,681,304	(1)7.000%, 7/1/2029	15,039,234
12,784,003	(7)7.000%, 2/1/2030	13,095,677
9,272,468	7.500%, 12/1/2009	9,686,854
11,007,618	(7)7.500%, 10/1/2030	11,355,019
6,146,525	8.000%, 10/1/2028	6,436,579
6,934,996	8.000%, 4/1/2030	7,210,246

	Total	123,850,544
	Government National Mortgage Association — 25.4%
20,000,000	(6)6.500%, 9/15/2031	20,200,000
9,647,927	(1)7.000%, 4/15/2029	9,931,383
5,580,367	(1)7.000%, 5/15/2029	5,726,851
9,822,963	(1)7.000%, 6/15/2029	10,080,815
11,629,847	(1)7.500%, 8/15/2025	12,087,830
2,767,543	(1)7.500%, 8/15/2025	2,885,163
11,419,997	(1)7.500%, 12/15/2025	11,869,717
15,315,762	(1)7.500%, 2/15/2027	15,904,500
2,320,195	(1)8.500%, 6/15/2010	2,422,423
3,777,499	(1)9.000%, 11/15/2009	4,051,367
1,179,088	(1)9.000%, 1/15/2010	1,244,303
798,771	(1)9.500%, 10/15/2024	885,390

	Total	97,289,742

	Total Mortgage Backed Securities (identified cost $291,553,793)	298,799,285

	Total Investments in Securities (identified cost $404,809,186)	414,187,785
	(3)Repurchase Agreement — 10.0%
38,196,071	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	38,196,071

	Total Investments (identified cost $443,005,257)	$452,383,856

Intermediate Bond Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 8.6%
$5,500,000	(8)(9)ARG Funding Corp., Class A2, 5.880%, 5/20/2002	$5,552,525
5,000,000	Citibank Credit Card Master Trust I, (Series 1999-7), Class A, 6.650%, 11/15/2006	5,295,450

Principal Amount	Description	Value

	Asset-Backed Securities (continued)
$715,169	(5)(8)(9) DLJ Commercial Mortgage Corp., (Series 1998-STF2), Class A1, 4.410%, 9/5/2001	$715,169
5,000,000	DaimlerChrysler Auto Trust, (Series 2000-C), Class A3, 6.820%, 9/6/2004	5,155,000
7,750,000	First USA Credit Card Master Trust, (Series 1998-9), Class A, 5.280%, 9/18/2006	7,922,903
7,000,000	Ford Credit Auto Owner Trust, (Series 2000-G), Class A4, 6.620%, 7/15/2004	7,251,708
7,000,000	Green Tree Home Equity Loan Trust, (Series 1998-B), Class B1, 7.810%, 11/15/2029	7,198,127
12,000,000	J.P. Morgan Commercial Mortgage Finance Corp., (Series 1997-C5), Class A2, 7.069%, 9/15/2029	12,658,566
2,009,905	(8)(9)Pegasus Aviation Lease Securitization, (Series 1999- 1A), Class A1, 6.300%, 3/25/2029	2,040,204
1,729,096	TMS Home Equity Trust, (Series 1996-B), Class A7, 7.550%, 2/15/2020	1,731,378

	Total Asset-Backed Securities (identified cost $53,918,304)	55,521,030
	Collateralized Mortgage Obligations — 4.8%
5,000,000	(8)(9)Criimi Mae CMBS Corp., (Series 1998-1), Class A2, 6.009%, 2/20/2005	5,072,133
6,000,000	(8)(9)Criimi Mae CMBS Corp., (Series 1998-1), Class A3, 6.306%, 12/20/2007	6,157,355
3,653,721	Federal Home Loan Mortgage Corp., (Series 1829), Class H, 6.500%, 10/15/2021	3,713,697
8,000,000	Government National Mortgage Association, (Series 2001-5), Class PK, 5.950%, 7/20/2024	8,191,200
5,102,372	Government National Mortgage Association, (Series 2000- 12), Class AC, 7.500%, 11/16/2027	5,347,388
2,597,520	(8)(9)Prudential Home Mortgage Securities, (Series 1992-B), Class 2B, 6.757%, 9/28/2008	2,663,172

	Total Collateralized Mortgage Obligations (identified cost $30,139,008)	31,144,945
	Corporate Bonds & Notes — 49.5%
	Automotive & Related — 6.0%
8,000,000	Ford Motor Credit Co., Note, 6.125%, 3/20/2004	8,203,680
7,000,000	(1)Ford Motor Credit Co., Note, 6.700%, 7/16/2004	7,262,920
750,000	Ford Motor Credit Co., Note, 7.375%, 10/28/2009	781,275
5,000,000	Ford Motor Credit Co., Note, 7.750%, 3/15/2005	5,329,700
3,000,000	General Motors Acceptance Corp., Note, 6.380%, 1/30/2004	3,102,060
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Intermediate Bond Fund (continued)

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Automotive & Related (continued)
$8,165,000	General Motors Acceptance Corp., Unsecd. Note, 7.000%, 6/6/2003	$8,450,040
5,000,000	General Motors Corp., Note, 7.200%, 1/15/2011	5,244,200

	Total	38,373,875
	Banks — 3.8%
7,000,000	Bank of America Corp., Sr. Note, 7.125%, 9/15/2006	7,495,040
5,000,000	(1)Bank One Corp., Sr. Note, 7.625%, 8/1/2005	5,409,850
5,790,000	Corestates Capital, Company Guarantee, 6.750%, 11/15/2006	6,071,220
5,000,000	Norwest Corp., Note, (Series MTNF), 6.500%, 6/1/2005	5,217,550

	Total	24,193,660
	Beverages & Foods — 0.9%
5,000,000	Anheuser-Busch Cos., Inc., Deb., 9.000%, 12/1/2009	6,037,850
	Broker/Dealers — 4.2%
2,000,000	Goldman Sachs Group, Inc., Bond, 6.875%, 1/15/2011	2,071,080
5,000,000	Lehman Brothers, Inc., Sr. Sub. Note, 7.500%, 8/1/2026	5,351,050
6,500,000	Merrill Lynch & Co., Inc., Note, (Series MTNB), 5.350%, 6/15/2004	6,612,190
7,000,000	(1)Morgan Stanley, Unsub., 6.100%, 4/15/2006	7,170,450
6,000,000	PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	6,257,340

	Total	27,462,110
	Chemicals — 1.2%
4,000,000	Dow Chemical Co., Note, 6.125%, 2/1/2011	4,039,920
3,500,000	(8)(9)Dow Chemical Co., Note, 5.250%, 5/14/2004	3,552,640

	Total	7,592,560
	Consumer Cyclicals — 1.4%
5,000,000	Dayton-Hudson Corp., Note, 6.400%, 2/15/2003	5,146,850
4,000,000	Tyco International Group, Company Guarantee, 5.800%, 8/1/2006	4,017,680

	Total	9,164,530
	Electrical Equipment — 0.2%
1,500,000	Emerson Electric Co., Note, 5.000%, 10/15/2008	1,429,335
	Federal National Mortgage Association — 1.7%
10,000,000	(1)Fannie Mae, Note, 6.625%, 10/15/2007	10,740,100
	Financial Services — 11.2%
7,000,000	(8)(9)AIG SunAmerica Global Financial, Note, 5.850%, 8/1/2008	7,048,580
5,500,000	(8)(9)Allstate Financial Global, Note, 7.125%, 9/26/2005	5,859,315
7,500,000	Boeing Capital Corp., Bond, 6.100%, 3/1/2011	7,552,200

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Financial Services (continued)
$5,000,000	(5)(8)(9)Credit Suisse, London, Sub. Note, 7.900%, 5/1/2007	$5,230,840
4,000,000	EOP Operating LP, Note, 7.375%, 11/15/2003	4,213,560
4,000,000	General Electric Capital Corp., Note, 5.375%, 4/23/2004	4,084,080
5,000,000	General Electric Capital Corp., Note, (Series A), 6.500%, 12/10/2007	5,293,200
4,250,000	General Electric Capital Corp., Note, 7.500%, 6/5/2003	4,490,465
4,000,000	Household Netherlands BV, Company Guarantee, 6.200%, 12/1/2003	4,111,880
5,000,000	(5)MBNA Global Capital Securities, Jr. Sub. Deb., 4.479%, 11/1/2001	3,780,300
7,000,000	(8)(9)Systems 2001Asset Trust, Pass Thru Cert., 6.664%, 9/15/2013	7,206,430
7,000,000	UBS Preferred Funding Trust II, Bank Guarantee, 7.247%, 6/29/2049	7,229,943
6,000,000	(1)Wells Fargo Financial, Inc., Note, 5.875%, 8/15/2008	6,036,780

	Total	72,137,573
	Forest Products & Paper — 0.4%
2,500,000	Reed Elsevier, Capital, Company Guarantee, 6.125%, 8/1/2006	2,556,075
	Health Care — 1.0%
6,000,000	Abbott Laboratories, Note, 5.125%, 7/1/2004	6,086,820
	Household Product/Wares — 0.8%
5,000,000	Procter & Gamble Co., Unsub., 6.600%, 12/15/2004	5,240,250
	Insurance — 4.5%
5,000,000	Citigroup, Inc., Note, 5.750%, 5/10/2006	5,084,800
7,000,000	Citigroup, Inc., Sr. Note, 6.750%, 12/1/2005	7,409,080
5,000,000	Conseco, Inc., Note, 6.800%, 6/15/2005	4,100,000
4,000,000	(5)HSB Group, Inc., Company Guarantee, 4.680%, 10/15/2001	3,805,440
3,500,000	(8)(9)John Hancock Financial Services, Inc., 6.500%, 3/1/2011	3,596,460
5,000,000	Prudential Funding Corp., Note, (Series MTN), 6.600%, 5/15/2008	5,167,950

	Total	29,163,730
	Media — 1.7%
1,600,000	(1)AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	1,635,040
4,000,000	(1)AOL Time Warner, Inc., Note, 6.750%, 4/15/2011	4,100,360
3,000,000	Comcast Corp., Sr. Note, 6.750%, 1/30/2011	3,030,060
2,000,000	Disney (Walt) Co., Note, 7.300%, 2/8/2005	2,116,600

	Total	10,882,060
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Intermediate Bond Fund (continued)

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Metals — 0.6%
$ 1,965,000	Alcoa, Inc., Note, 5.875%, 6/1/2006	$2,007,975
1,775,000	(1)Alcoa, Inc., Note, 6.500%, 6/1/2011	1,842,823

	Total	3,850,798
	Telecommunications — 3.0%
5,000,000	(1)British Telecommunication PLC, Note, 7.625%, 12/15/2005	5,380,850
1,800,000	(1)Deutsche Telekom AG, Company Guarantee, 7.750%, 6/15/2005	1,919,088
3,000,000	(1)(8)(9)Verizon Global Funding, Note, 6.750%, 12/1/2005	3,155,580
5,000,000	(1)Vodafone Group PLC, Note, 7.625%, 2/15/2005	5,375,850
3,000,000	(1)Worldcom, Inc., Note, 7.875%, 5/15/2003	3,131,670

	Total	18,963,038
	Transportation — 2.7%
4,830,305	American Trans Air, (Series 2001-1G), Pass Through Cert., 8.039%, 1/15/2016	5,069,019
4,369,553	Continental Airlines, Inc., Pass Through Cert., 6.541%, 9/15/2008	4,389,217
4,000,000	Delta Air Lines, Inc., Equipment Trust, (Series 1993-A2), 10.500%, 4/30/2016	4,794,880
3,000,000	(1)Norfolk Southern Corp., Sr. Note, 6.750%, 2/15/2011	3,072,390

	Total	17,325,506
	Utilities — 0.6%
4,000,000	(8)(9)Potomac Capital Investment Corp., MTN, 7.550%, 11/19/2001	4,022,880
	Utilities-Electric — 2.7%
4,000,000	Korea Electric Power Corp., Deb., 6.000%, 12/1/2026	4,017,920
5,000,000	Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	5,201,150
5,000,000	(8)(9)Osprey Trust, Sr. Secd. Note, 8.310%, 1/15/2003	5,169,600
3,000,000	(8)(9)Pinnacle Partner, Sr. Note, 8.830%, 8/15/2004	3,140,490

	Total	17,529,160
	Utilities-Natural Gas — 0.9%
7,000,000	(5)TXU Gas Capital I, Company Guarantee, 5.140%, 10/1/2001	5,871,929

	Total Corporate Bonds & Notes (identified cost $312,673,692)	318,623,839
	Government Agencies — 9.3%
	Federal Home Loan Bank — 0.8%
5,000,000	5.430%, 11/17/2008	5,021,450
	Federal National Mortgage Association — 6.9%
7,000,000	5.125%, 2/13/2004	7,144,480
10,000,000	5.625%, 5/14/2004	10,331,300

Principal Amount	Description	Value

	Government Agencies (continued)
	Federal National Mortgage Association (continued)
$16,000,000	6.250%, 2/11/2011	$ 16,458,560
10,000,000	7.000%, 7/15/2005	10,776,600

	Total	44,710,940
	Tennessee Valley Authority — 1.6%
10,000,000	5.625%, 1/18/2011	9,950,600

	Total Government Agencies (identified cost $58,841,326)	59,682,990
	Mortgage Backed Securities — 5.6%
	Federal Home Loan Mortgage Corporation —2.4%
11,000,000	7.500%, 2/1/2031	11,354,090
4,000,001	7.500%, 6/1/2031	4,126,241

	Total	15,480,331
	Federal National Mortgage Association — 3.2%
15,000,000	7.000%, 2/1/2016	15,459,300
4,765,666	7.635%, 8/1/2011	5,214,135

	Total	20,673,435

	Total Mortgage Backed Securities (identified cost $35,988,570)	36,153,766
	U.S. Treasury Securities — 15.0%
	U.S. Treasury Notes — 15.0%
20,000,000	5.500%, 1/31/2003	20,561,600
22,000,000	(1)6.000%, 8/15/2004	23,221,660
23,500,000	6.125%, 8/15/2007	25,360,260
25,000,000	(1)7.250%, 5/15/2004	27,125,000

	Total U.S. Treasury Securities (identified cost $95,713,360)	96,268,520

	Total Investments in Securities (identified cost $587,274,260)	597,395,090
	(3)Repurchase Agreement — 4.7%
30,539,744	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	30,539,744

	Total Investments (identified cost $617,814,004)	$627,934,834

Short-Term Income Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 12.2%
$ 22,427	AFC Home Equity Loan Trust, Series 1993-2, Class A, 6.000%, 1/20/2013	$ 22,397
3,000,000	(8)(9)ARG Funding Corp., Class A2, 5.880%, 5/20/2002	3,028,650
145,798	CPS Auto Grantor Trust, Series 1997-2, Class A, 6.650%, 10/15/2002	145,952
1,500,000	Citibank Credit Card Master Trust I 1998-9, Class A, 5.300%, 1/9/2006	1,533,345
286,068	(5)(8)(9)DLJ Commercial Mortgage Corp., Series 1998- STF2, Class A1, 4.410%, 9/5/2001	286,068
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Short-Term Income Fund (continued)

Principal Amount	Description	Value

	Asset-Backed Securities (continued)
$2,000,000	Daimler Chrysler Auto Trust, Class A3, 6.820%, 9/6/2004	$2,062,000
1,000,000	Ford Credit Auto Owner Trust 2000-G, Class A4, 6.620%, 7/15/2004	1,035,958
3,000,000	Green Tree Home Equity Loan Trust, Series 1998-B, Class B1, 7.810%, 11/15/2029	3,084,911
393,199	PNC Mortgage Securities Corp., Series 1994-1, Class T7, 6.000%, 2/25/2024	392,843
1,004,952	(8)(9)Pegasus Aviation Lease Securitization, Series 1999-1A, Class A1, 6.300%, 3/25/2029	1,020,102
1,952,605	(8)(9)Regional Jet Equipment Trust, Note, 7.771%, 9/5/2004	2,028,278
686,342	TMS Home Equity Trust, Series 1992-D2, Class A3, 7.550%, 1/15/2018	686,342

	Total Asset-Backed Securities (identified cost $14,999,228)	15,326,846
	Collateralized Mortgage Obligations — 9.9%
	Federal Home Loan Mortgage Corporation — 0.8%
1,002,607	6.050%, 9/15/2020, Series 1818, Class A	1,016,373
	Government National Mortgage Association — 3.7%
1,600,000	5.950%, 7/20/2024, Series 2001- 5, Class PK	1,638,240
2,935,209	7.500%, 11/16/2027, Series 2000-12, Class AC	3,076,158

	Total	4,714,398
	Other Financial — 5.4%
721,163	(8)(9)Capital Asset Research Funding, Series 1997-A, Class A, 6.400%, 12/15/2004	721,163
4,000,000	(8)(9)Criimi Mae CMBS Corp., Series 1998-1, Class A2, 6.009%, 6/20/2030	4,057,706
1,982,865	Securitized Asset Sales, Inc., Series 1995-4, Class A5, 7.250%, 11/25/2025	2,024,317

	Total	6,803,186

	Total Collateralized Mortgage Obligations (identified cost $12,192,144)	12,533,957
	Mortgage Backed-Pass Through Securities — 14.3%
	Federal Home Loan Mortgage Corporation — 0.8%
247,711	9.000%, 7/1/2014	262,420
710,407	11.000%, 8/1/2019	800,316

	Total	1,062,736
	Federal National Mortgage Association —13.0%
5,000,001	7.000%, 12/1/2015	5,153,101
4,999,503	7.500%, 9/1/2015	5,188,534
117,895	8.000%, 8/1/2007	120,559
873,441	8.000%, 5/1/2008	906,195
327,056	9.000%, 7/1/2009	346,476

Principal Amount	Description	Value

	Mortgage Backed-Pass Through Securities (continued)
	Federal National Mortgage Association(continued)
$ 187,296	9.000%, 1/1/2015	$ 203,626
394,158	9.500%, 12/1/2024	431,725
728,792	9.500%, 1/1/2025	798,253
569,082	9.500%, 1/1/2025	623,321
414,873	9.500%, 1/1/2025	454,933
361,605	10.000%, 7/1/2020	401,270
505,470	10.500%, 1/1/2022	559,808
1,040,568	11.000%, 12/1/2015	1,156,331

	Total	16,344,132
	Government National Mortgage Association — 0.5%
580,081	9.000%, 12/15/2019	631,564

	Total Mortgage Backed-Pass Through Securities (identified cost $17,921,904)	18,038,432
	Corporate Bonds & Notes — 42.3%
	Automotive & Related — 5.7%
1,500,000	Ford Motor Credit Co., Note, 7.500%, 6/15/2003	1,574,280
2,000,000	Ford Motor Credit Co., Sr. Note, 6.125%, 3/20/2004	2,050,920
2,000,000	General Motors Acceptance Corp., Note, 6.380%, 1/30/2004	2,068,040
1,500,000	General Motors Acceptance Corp., Sr. Note, 5.750%, 11/10/2003	1,530,180

	Total	7,223,420
	Banks — 2.5%
1,500,000	First Chicago Corp., Sub. Note, 6.875%, 6/15/2003	1,563,165
1,500,000	NationsBank Corp., 6.125%, 7/15/2004	1,556,025

	Total	3,119,190
	Broker/Dealers — 5.9%
2,000,000	Donaldson, Lufkin and Jenrette Securities Corp., Note, 6.000%, 12/1/2001	2,011,780
1,000,000	Goldman Sachs Group, Inc., Bond, 7.625%, 8/17/2005	1,076,950
1,000,000	Merrill Lynch & Co., Inc., Note, 6.800%, 11/3/2003	1,050,080
1,300,000	Merrill Lynch & Co., Inc., Note, Series MTNB, 5.350%, 6/15/2004	1,322,438
1,000,000	Morgan Stanley, Dean Witter & Co., Unsub., 6.100%, 4/15/2006	1,024,350
1,000,000	PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	1,042,890

	Total	7,528,488
	Chemicals — 1.6%
2,000,000	(8)(9)Dow Chemical Co., Note, Series 144A, 5.250%, 5/14/2004	2,030,080
	Electric — 2.0%
3,000,000	(5)TXU Capital, 5.140%, 10/1/2001	2,516,541
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Short-Term Income Fund (continued)

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Energy — 1.6%
$2,000,000	Osprey Trust, Sr. Secd. Note, 8.310%, 1/15/2003	$2,067,840
	Federal Home Loan Mortgage Corp. — 4.2%
5,000,000	Federal Home Loan Mortgage Corp., Note, 7.375%, 5/15/2003	5,289,000
	Financial Services — 4.1%
750,000	Boeing Capital Corp., Sr. Note, 7.100%, 9/27/2005	802,575
1,500,000	General Electric Capital Corp., Note, 5.375%, 4/23/2004	1,531,530
1,000,000	General Electric Capital Corp., Note, 7.500%, 6/5/2003	1,056,580
1,000,000	MBNA Global Capital Securities, Jr. Sub. Deb., 4.478%, 2/1/2027	756,060
1,000,000	Salomon Smith Barney Holdings, Inc., Note, 6.250%, 5/15/2003	1,034,130

	Total	5,180,875

	Forest Products & Paper — 0.5%
600,000	Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	613,458
	Health Care — 1.6%
2,000,000	Abbott Laboratories, Note, 5.125%, 7/1/2004	2,028,940
	Industrial Services — 0.4%
500,000	Tyco International Group, Note, 5.800%, 8/1/2006	502,210
	Insurance — 3.1%
1,000,000	Allstate Financial Global, Note, 7.125%, 9/26/2005	1,065,330
3,000,000	HSB Group, Inc., Company Guarantee, 4.680%, 7/15/2027	2,854,080

	Total	3,919,410

	Media — 1.7%
1,000,000	AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	1,021,900
1,000,000	Walt Disney Co., 7.300%, 2/8/2005	1,058,300

	Total	2,080,200

	Metals — 0.6%
760,000	Alcoa, Inc., Note, 5.875%, 6/1/2006	776,621
	Real Estate — 0.8%
1,000,000	EOP Operating LP, Sr. Note, 6.375%, 2/15/2003	1,023,980
	Telecommunications — 3.5%
700,000	British Telecommunications PLC, Note, 7.625%, 12/15/2005	753,319
1,055,000	Deutsche Telekom AG, Global Bond, 7.75%, 6/15/2005	1,124,799
700,000	(8)(9)France Telecommunications, Note, Series 144A, 7.200%, 3/1/2006	739,823
1,000,000	(8)(9)Verizon Global Funding, Note, Series 144A, 6.750%, 12/1/2005	$1,051,860

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Telecommunications (continued)
$ 700,000	WorldCom, Inc., Sr. Note, 6.25%, 8/15/2003	$ 713,678

	Total	4,383,479
	Utilities — 0.8%
1,000,000	(8)(9)Potomac Capital Investment Corp., MTN, 7.550%, 11/19/2001	1,005,720
	Utilities — Electric — 1.7%
2,000,000	(8)(9)Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	2,080,460

	Total Corporate Bonds & Notes (identified cost $52,694,766)	53,369,912
	Government Agencies — 4.7%
	Federal Home Loan Bank — 0.6%
700,000	Federal Home Loan Bank System, Bond, Series 121, 5.250%, 4/25/2002	708,547
	Federal Home Loan Mortgage Corporation —4.1%
5,000,000	Federal Home Loan Mortgage Corp., Note, 6.625%, 8/15/2002	5,149,350

	Total Government Agencies (identified cost $5,768,128)	5,857,897
	Note-Variable — 1.6%
	Financial Services — 1.6%
2,000,000	(5)(8)(9)Lehman Brothers Holdings, Inc., 4.290%, 9/3/2002 (identified cost $1,980,300)	2,005,676

	U.S. Treasury Notes — 6.5%
7,000,000	5.500%, 1/31/2003	7,196,560
1,000,000	5.750%, 11/15/2005	1,054,370

	Total U.S. Treasury Notes (identified cost $8,231,797)	8,250,930

	Total Investments in Securities (identified cost $113,788,267)	115,383,650
	(3)Repurchase Agreement — 7.7%
9,704,715	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	9,704,715

	Total Investments (identified cost $123,492,982)	$125,088,365

Money Market Fund

Principal Amount	Description	Value

	Certificates of Deposit — 2.8%
	Foreign Banks — 2.8%
$25,000,000	Canadian Imperial Bank of Commerce, NY, 4.235%, 5/16/2002	$ 25,001,711
50,875,000	Credit Agricole Indosuez, 3.665%-4.610%, 3/28/2002-8/20/2002	50,963,440

	Total Certificates of Deposit	75,965,151
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Money Market Fund (continued)

Principal Amount	Description	Value

	(10) Commercial Paper — 5.2%
	Asset-Backed — 2.7%
$75,000,000	(8)(9)Tannehill Capital Co., 3.650%, 10/19/2001	$ 74,635,000
	Health Care — 2.5%
70,000,000	(8)(9)American Home Products Corp., 3.540%- 3.950%, 10/19/2001- 10/26/2001	69,634,167

	Total Commercial Paper	144,269,167
	Corporate Bonds — 7.9%
	Banks — 0.5%
13,500,000	Wells Fargo & Co., 6.500%, 9/3/2002	13,867,000
	Beverages & Foods — 1.8%
50,000,000	(8)(9) Heinz (H.J.) Co., 6.820%, 11/15/2001	50,000,000
	Diversified Manufacturing — 0.6%
15,000,000	Siemens Capital Corp., 8.000%, 6/24/2002	15,494,619
	Foreign Banks — 0.5%
15,000,000	Commerzbank AG, NY, 4.120%, 5/9/2002	14,998,973
	Health Care — 0.6%
15,000,000	(8)(9) Lilly (Eli) & Co., 4.700%, 3/22/2002	15,000,000
	Mortgage Banking — 0.3%
8,750,000	Countrywide Home Loans, Inc., 6.900%, 10/2/2001	8,761,243
	Personal Credit — 2.1%
20,000,000	(8)(9) BMW US Capital LLC, 4.190%, 6/7/2016	19,988,188
8,000,000	Ford Motor Credit Co., 7.000%, 9/25/2001	8,001,548
13,700,000	General Motors Acceptance Corp., 5.350%, 12/7/2001	13,706,195
6,180,000	General Motors Acceptance Corp., 5.500%, 1/14/2002	6,186,834
9,315,000	General Motors Acceptance Corp., 6.750%, 2/7/2002	9,400,456

	Total	57,283,221
	Telecommunications — 1.5%
40,000,000	(8)(9) SBC Communications, Inc., 4.250%, 6/1/2002	40,000,000

	Total Corporate Bonds	215,405,056
	(5)Variable-Rate Notes — 64.4%
	Banks — 9.6%
15,000,000	Bank One Corp., 3.828%, 9/21/2001	15,001,782
25,500,000	Bank One Corp., 3.870%, 10/26/2001	25,514,460
10,000,000	Bank One Corp., 4.098%, 9/17/2001	10,001,369
17,000,000	Bank One, Illinois, N.A., 3.809%, 10/24/2001	17,010,001
15,000,000	Huntington National Bank, 3.720%, 11/15/2001	15,010,666
14,000,000	Huntington National Bank, 4.042%, 9/5/2001	14,005,643
4,000,000	Key Bank, N.A., 3.790%, 9/22/2001	4,001,254
44,000,000	Key Bank, N.A., 3.858%, 9/25/2001	44,050,912

Principal Amount	Description	Value

	(5)Variable-Rate Notes (continued)
	Banks (continued)
$27,000,000	Key Bank, N.A., 4.008%, 9/18/2001	$27,022,421
15,000,000	Mellon Financial Corp., 4.219%, 9/14/2001	15,047,304
45,000,000	National Bank of Commerce, Memphis, TN, 3.610%, 9/18/2001	44,999,597
30,580,000	Westpac Banking Co., 3.705%, 10/26/2001	30,580,578

	Total	262,245,987
	Beverages & Foods — 0.9%
25,000,000	(8)(9)Cargill, Inc., 3.623%, 11/28/2001	25,028,919
	Broker/Dealers — 11.9%
75,000,000	Bank of America, 3.540%, 11/27/2001	75,000,000
75,000,000	Bear Stearns Cos., Inc., 3.953%, 9/5/2001	75,000,000
75,000,000	Goldman Sachs & Co., 3.928%, 9/10/2001	75,000,000
35,000,000	(8)(9) J.P. Morgan & Co., Inc., 3.770%, 9/4/2001	35,000,000
15,000,000	Merrill Lynch & Co., Inc., 3.640%, 9/20/2001	15,000,000
10,000,000	Merrill Lynch & Co., Inc., 3.750%, 10/27/2001	10,001,161
40,500,000	Merrill Lynch & Co., Inc., 3.859%, 10/24/2001	40,570,416

	Total	325,571,577
	Construction Equipment — 2.7%
75,000,000	Caterpillar Financial Services Corp., 3.870%, 10/9/2001	75,000,000
	Drugs — 2.6%
70,000,000	(8)(9) Bayer Corp., 4.750%, 3/19/2002	69,993,528
	Insurance — 13.5%
40,000,000	American General Annuity Insurance Co., 3.561%, 11/20/2001	40,000,000
20,000,000	American General Finance Corp., Series E, 4.149%, 9/14/2001	20,002,244
75,000,000	(8)GE Life and Annuity Assurance Co., 3.830%, 10/20/2001	75,000,000
40,000,000	Jackson National Life Insurance Co., 3.680%, 11/1/2001	40,000,000
50,000,000	Metropolitan Life Insurance Co., 3.990%, 9/4/2001	50,000,000
10,000,000	(8)Monumental Life Insurance Co., 3.850%, 10/2/2001	10,000,000
25,000,000	(8)Monumental Life Insurance Co., 3.860%, 10/2/2001	25,000,000
40,000,000	(8)Monumental Life Insurance Co., 3.860%, 9/4/2001	40,000,000
20,000,000	(8)(9)Prudential Funding LCC, 3.660%, 11/16/2001	20,012,129
50,000,000	(8)Travelers Insurance Co., 3.850%, 10/1/2001	50,000,000

	Total	370,014,373
(See Notes which are an integral part of the Financial Statements)
Money Market Fund (continued)

Principal Amount or Shares	Description	Value

	(5)Variable-Rate Notes (continued)
	Leasing — 0.9%
$ 25,000,000	Paccar Financial Corp., 4.054%, 9/4/2001	$25,026,784
	Mortgage Banking — 4.4%
46,000,000	Countrywide Home Loans, Inc., 3.695%, 11/15/2001	46,004,652
75,000,000	Homeside Lending, Inc., 4.075%, 10/9/2001	75,117,319

	Total	121,121,971
	Other Consumer Non-Durables — 2.0%
55,000,000	(8)(9) Unilever Capital Corp., 3.970%, 9/7/2001	55,000,000
	Personal Credit — 10.8%
25,000,000	(8)(9)American Honda Finance Corp., 3.595%, 11/13/2001	25,000,000
50,000,000	(8)(9)American Honda Finance Corp., 3.760%, 10/19/2001	50,000,000
50,000,000	Associates Corp. of North America, 3.770%, 9/26/2001	50,000,000
10,000,000	Commerzbank AG, 3.990%, 9/4/2001	10,000,690
36,400,000	Ford Motor Credit Co., 3.883%, 10/17/2001	36,409,995
16,000,000	Ford Motor Credit Co., 3.890%, 10/15/2001	16,002,012
12,000,000	General Motors Acceptance Corp., 3.769%, 11/1/2001	12,002,654
23,000,000	General Motors Acceptance Corp., 4.068%, 9/10/2001	23,008,905
35,500,000	Household Finance Corp., 3.855%, 9/27/2001	35,525,744
13,000,000	Household Finance Corp., 3.890%, 9/26/2001	13,001,387
25,000,000	Household Finance Corp., 4.126%, 9/12/2001	25,028,527

	Total	295,979,914
	Retail — 0.5%
15,000,000	Wal-Mart Stores, Inc., 5.450%, 6/1/2002	15,131,601
	Telecommunications — 4.6%
50,000,000	BellSouth Telecommunications, Inc., 3.970%, 9/4/2001	50,000,000
75,000,000	Verizon Global Funding, 3.920%, 9/15/2001	74,988,789

	Total	124,988,789

	Total Variable-Rate Notes	1,765,103,443
	Mutual Funds — 5.5%
100,000,000	American Select Cash Reserve Fund	100,000,000
15,668,474	Dreyfus Cash Management Fund	15,668,474

Shares or Principal Amount	Description	Value

	Mutual Funds (continued)
34,751,042	Goldman Sachs Financial Square Money Market Fund	$ 34,751,042

	Total Mutual Funds (Shares at Net Asset Value)	150,419,516

	Total Investments In Securities (at amortized cost)	2,351,162,333
	(3)Repurchase Agreements — 13.9%
$75,000,000	Deutsche Bank Financial, Inc., 3.748%, dated 8/31/2001, due 9/4/2001	75,000,000
125,000,000	First Union Capital Markets, Inc., 3.750%, dated 8/31/2001, due 9/4/2001	125,000,000
5,767,050	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001	5,767,050
100,000,000	Morgan Stanley Group, Inc., 3.748%, dated 8/31/2001, due 9/4/2001	100,000,000
75,000,000	Salomon Smith Barney, Inc., 3.738%, dated 8/31/2001, due 9/4/2001	75,000,000

	Total Repurchase Agreements	380,767,050

	Total Investments (at amortized cost)	$2,731,929,383

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

Note:    The categories of investments are shown as a percentage of net assets for each Fund at August 31, 2001.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(2)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(3)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on current market prices.

(4)	Non-income producing.

(5)	Current rate and next demand date shown.

(6)	All or a portion of these securities are subject to dollar roll transactions.

(7)	Security held as collateral for future dollar roll transactions.

(8)
Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2001, these securities amounted to $70,183,373, $20,055,586 and $749,291,931, for Marshall Intermediate Bond Fund, Marshall Short-Term Income Fund and Marshall Money Market Fund, which represents 10.9%, 15.9% and 27.4% of net assets, respectively. Included in these amounts, securities which have been deemed liquid amounted to $70,183,373, $20,055,586 and $549,291,931, for Marshall Intermediate Bond Fund, Marshall Short-Term Income Fund and Marshall Money Market Fund, which represents 10.9%, 15.9% and 20.1% of net assets, respectively.

(9)	Denotes a restricted security which has been deemed liquid by criteria approved by the fund’s board of directors.

(10)	Each issue shows the rate of discount at the time of purchase.

The following acronyms are used throughout this report:

ADR	—American Depositary Receipt
FRN	—Floating Rate Note
GDR	—Global Depositary Receipt
MTN	—Medium Term Note
REMIC	—Real Estate Mortgage Investment Conduit

Marshall	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Equity Income Fund	$ 347,796,549		$ 78,229,644	$ 9,505,859	$68,723,785
Large-Cap Growth & Income Fund	298,523,989		105,129,913	12,196,379	92,933,534
Mid-Cap Value Fund	156,312,443		26,873,803	5,350,567	21,523,236
Mid-Cap Growth Fund	346,841,200		34,943,192	39,849,353	(4,906,161)
Small-Cap Growth Fund	113,743,740		11,184,775	9,709,515	1,475,260
International Stock Fund	381,924,339		18,114,912	42,697,000	(24,582,088)
Government Income Fund	443,005,257		10,418,047	1,039,448	9,378,599
Intermediate Bond Fund	617,814,004		13,471,458	3,350,628	10,120,830
Short-Term Income Fund	123,492,982		2,373,096	777,713	1,595,383
Money Market Fund	2,731,929,383	*	—	—	—

*  at amortized cost
(See Notes which are an integral part of the Financial Statements)
[THIS PAGE INTENTIONALLY LEFT BLANK ]

August 31, 2001
Statements of Assets and Liabilities

	Equity Income Fund		Large-Cap Growth & Income Fund	Mid-Cap Value Fund		Mid-Cap Growth Fund

Assets:
Investments in securities, at value	$405,447,773		$353,665,538	$148,305,735		$297,271,649
Investments in repurchase agreements	11,072,561		37,791,985	29,529,944		44,663,390
Short-term investments held as collateral for securities lending	326,955		—	9,676,760		24,704,938
Cash	—		—	12,386		—
Cash denominated in foreign currencies (identified cost, $865,015)	—		—	—		—
Income receivable	1,129,509		422,514	170,823		51,714
Receivable for investments sold	4,252,303		—	84,070		971,982
Receivable for capital stock sold	84,666		218,487	77,862		95,253
Receivable for daily variation margin	67,700		135,000	67,275		68,000

Total assets	422,381,467		392,233,524	187,924,855		367,826,926
Liabilities:
Payable for capital stock redeemed	442,385		97,536	36,231		372,885
Payable for income distribution	—		—	—		—
Payable for investments purchased	2,410,494		—	2,994,885		5,589,813
Payable on collateral due to broker	326,955		—	9,676,760		24,704,938
Options written, at value (premium received $542,471)	468,113		—	—		—
Net payable for foreign currency exchange contracts	—		—	—		—
Payable for dollar roll transactions	—		—	—		—
Accrued expenses	454,422		453,658	209,980		390,143

Total liabilities	4,102,369		551,194	12,917,856		31,057,779

Total Net Assets	$418,279,098		$391,682,330	$175,006,999		$336,769,147

Net Assets Consist of:
Paid-in-capital	334,105,525		321,034,334	130,214,897		340,790,698
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	69,853,144		92,130,458	21,591,977		(2,210,985)
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	13,709,388		(21,628,752)	23,157,204		(1,810,566)
Undistributed net investment income (loss)	611,041		146,290	42,921		—

Total Net Assets	$418,279,098		$391,682,330	$175,006,999		$336,769,147

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$14.70		$13.75	$12.72		$13.73
Offering Price Per Share	$14.70		$13.75	$12.72		$13.73
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$14.70		$13.75	$12.72		$13.73
Offering Price Per Share	$15.60	*	$14.59 *	$13.50	*	$14.57 *
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	—		—	—		—
Offering Price Per Share	—		—	—		—

Net Assets:
Investor Class of Shares:	$414,650,706		$386,911,474	$172,718,608		$333,718,256
Advisor Class of Shares:	3,628,392		4,770,856	2,288,391		3,050,891
Institutional Class of Shares:	—		—	—		—

Total Net Assets	$418,279,098		$391,682,330	$175,006,999		$336,769,147

Shares Outstanding:
Investor Class of Shares:	28,205,417		28,143,805	13,576,493		24,309,430
Advisor Class of Shares:	246,806		347,032	179,876		222,246
Institutional Class of Shares:	—		—	—		—

Total Shares Outstanding	28,452,223		28,490,837	13,756,369		24,531,676

Investments, at identified cost	$345,698,057		$296,360,805	$155,957,886		$343,150,121

  * Computation of offering price per share 100/94.25 of net asset value.
 ** Computation of offering price per share 100/95.25 of net asset value.
*** Computation of offering price per share 100/98.00 of net asset value.
(See Notes which are an integral part of the Financial Statements)

■  Marshall Funds

Small-Cap Growth Fund		International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Money Market Fund

$ 99,952,880		$353,217,251	$414,187,785	$597,395,090	$115,383,650	$2,351,162,333
15,266,120		4,125,000	38,196,071	30,539,744	9,704,715	380,767,050
16,800,967		24,543,972	141,678,023	52,341,960	—	—
13,141		296	—	689	—	36,151

—		884,642	—	—	—	—
3,035		956,896	1,714,084	7,378,665	1,277,336	18,482,726
1,020,596		436,293	—	11,941,366	—	—
103,862		1,342,286	183,224	398,036	62,667	24,474,207
—		—	—	—	—	—

133,160,601		385,506,636	595,959,187	699,995,550	126,428,368	2,774,922,467

34,141		279,838	175,130	1,626,369	15,576	27,990,116
—		—	730,619	1,493,598	245,010	6,204,482
8,361,982		595,935	—	—	—	—
16,800,967		24,543,972	141,678,023	52,341,960	—	—
—		—	—	—	—	—
—		901	—	—	—	—
—		—	70,307,328	—	—	—
167,776		515,061	308,841	440,970	62,929	1,128,438

25,364,866		25,935,707	213,199,941	55,902,897	323,515	35,323,036

$107,795,735		$359,570,929	$382,759,246	$644,092,653	$126,104,853	$2,739,599,431

101,383,009		430,783,233	382,224,525	660,909,567	131,494,394	2,739,745,253

4,850,810		(23,251,038)	9,378,599	10,120,830	1,595,383	—

1,561,916		(44,921,352)	(8,844,143)	(26,942,213)	(6,984,906)	(145,822)
—		(3,039,914)	265	4,469	(18)	—

$107,795,735		$359,570,929	$382,759,246	$644,092,653	$126,104,853	$2,739,599,431

$12.59		$10.73	$9.53	$9.51	$9.54	$1.00
$12.59		$10.73	$9.53	$9.51	$9.54	$1.00

$12.59		$10.73	$9.53	$9.51	$9.54	$1.00
$13.36	*	$11.38 *	$10.01 **	$9.98 **	$9.73 ***	$1.00

—		$10.77	—	—	—	$1.00
—		$10.77	—	—	—	$1.00

$105,397,077		$246,648,959	$380,308,214	$640,862,989	$126,008,027	$1,697,199,868
2,398,658		3,554,574	2,451,032	3,229,664	96,826	127,706,938
—		109,367,396	—	—	—	914,692,625

$107,795,735		$359,570,929	$382,759,246	$644,092,653	$126,104,853	$2,739,599,431

8,370,005		22,993,694	39,894,583	67,386,726	13,214,175	1,697,296,816
190,490		331,367	257,118	339,600	10,155	127,718,962
—		10,152,371	—	—	—	914,729,475

8,560,495		33,477,432	40,151,701	67,726,326	13,224,330	2,739,745,253

$110,368,190		$380,629,762	$443,005,257	$617,814,004	$123,492,982	$2,731,929,383

August 31, 2001
Statements of Operations

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund

Investment Income:
Interest income	$ 710,422	$ 1,718,298	$ 721,989	$ 2,507,482
Dividend income	9,020,064 (1)	3,667,582 (1)	1,194,329 (1)	677,644

Total income	9,730,486	5,385,880	1,916,318	3,185,126

Expenses:
Investment adviser fee	3,235,950	3,303,427	982,930	2,993,863
Shareholder services fees—
Investor Class of Shares	1,071,378	1,090,102	323,669	990,584
Advisor Class of Shares	7,272	11,041	3,974	7,370
Administrative fees	412,653	420,778	123,211	381,328
Custodian fees	68,146	69,046	26,212	64,918
Portfolio accounting fees	102,937	102,557	57,694	98,195
Transfer and dividend disbursing agent fees	141,039	151,397	107,546	114,224
Registration fees	28,078	19,383	30,965	27,800
Auditing fees	14,483	14,483	14,482	14,483
Legal fees	4,323	4,223	4,279	4,323
Printing and postage	22,772	29,334	19,469	25,291
Directors’ fees	5,455	5,455	5,455	5,455
Insurance premiums—
E&O/D&O	1,980	2,226	969	2,299
Default insurance	—	—	—	—
Distribution services fees—
Advisor Class of Shares	7,272	11,041	3,974	7,370
Miscellaneous	12,772	11,820	4,051	11,482

Total expenses	5,136,510	5,246,313	1,708,880	4,748,985

Deduct—
Waiver of investment adviser fee	—	—	—	—
Waiver of shareholder services fees—
Investor Class of Shares	—	—	—	—
Advisor Class of Shares	(7,272)	(11,041)	(3,974)	(7,370)

Total Waivers	(7,272)	(11,041)	(3,974)	(7,370)

Net expenses	5,129,238	5,235,272	1,704,906	4,741,615

Net investment income (net operating loss)	4,601,248	150,608	211,412	(1,556,489)

Net Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currency and Futures Contracts:
Net realized gain (loss) on investment transactions and options (identified cost basis)	19,832,156	(17,367,829)	24,875,839	7,534,050
Net realized loss on futures contracts (identified cost basis)	(3,441,318)	(1,892,744)	(1,089,843)	(1,534,067)
Net realized loss on foreign currency contracts (identified cost basis)	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	(11,491,423)	(108,663,462)	3,878,691	(188,928,073)

Net realized and unrealized gain (loss) on investments, options, foreign currency and futures contracts	4,899,415	(127,924,035)	27,664,687	(182,928,090)

Change in net assets resulting from operations	$ 9,500,663	$(127,773,427)	$27,876,099	$(184,484,579)

(1)	Net of foreign taxes withheld of $52,832, $41,333, $3,769, $986 and $832,171.
(2)	Net of dollar roll expense of $1,676,058.
(See Notes which are an integral part of the Financial Statements)

■  Marshall Funds

Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Money Market Fund

$ 933,707	$ 1,127,461	$25,946,881 (2)	$41,952,431	$ 8,292,000	$138,533,465
132,276 (1)	6,188,286(1)	—	—	—	—

1,065,983	7,315,747	25,946,881	41,952,431	8,292,000	138,533,465

1,110,283	4,231,619	2,816,490	3,786,559	743,887	3,734,926

272,656	723,445	934,086	1,571,418	308,976	4,417,915
4,915	8,831	4,744	6,315	132	305,964
105,181	397,420	359,874	582,362	123,125	1,256,944
22,206	192,783	62,553	88,109	24,796	273,995
57,282	135,182	94,947	115,914	50,903	216,051
100,518	123,033	140,873	140,817	46,851	502,514
20,360	33,626	25,312	26,158	21,992	112,469
14,482	14,367	14,367	14,482	14,482	14,482
4,279	5,223	4,939	4,424	4,122	3,294
20,493	46,328	19,159	16,827	14,368	49,281
5,455	5,455	5,455	5,455	5,455	5,455

1,117	2,130	1,768	2,589	1,012	32,435
—	—	—	—	—	230,920

4,915	8,831	4,744	6,315	132	367,157
13,545	12,707	12,476	16,019	4,762	41,106

1,757,687	5,940,980	4,501,787	6,383,763	1,364,995	11,564,908

—	(69,950)	(375,532)	(378,656)	(421,536)	(1,244,975)

—	—	(859,359)	(1,445,704)	(284,258)	—
(4,915)	(8,831)	(4,744)	(6,315)	(132)	—

(4,915)	(78,781)	(1,239,635)	(1,830,675)	(705,926)	(1,244,975)

1,752,772	5,862,199	3,262,152	4,553,088	659,069	10,319,933

(686,789)	1,453,548	22,684,729	37,399,343	7,632,931	128,213,532

10,664,839	(43,502,687)	4,584,409	1,466,569	(937,731)	(145,822)

(4,176,868)	—	—	—	—	—

—	(1,316,950)	—	—	—	—

(46,191,525)	(88,132,643)	8,754,436	22,426,317	5,233,523	—

(39,703,554)	(132,952,280)	13,338,845	23,892,886	4,295,792	(145,822)

$(40,390,343)	$(131,498,732)	$36,023,574	$61,292,229	$11,928,723	$128,067,710

Statements of Changes in Net Assets

	Equity Income Fund		Large-Cap Growth & Income Fund

	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000

Increase (Decrease) in Net Assets
Operations—
Net investment income (net operating loss)	$ 4,601,248	$ 7,141,771	$ 150,608	$ 747,912
Net realized gain (loss) on investment transactions and options	19,832,156	2,233,598	(17,367,829)	18,273,661
Net realized gain (loss) on futures contracts	(3,441,318)	(1,956,160)	(1,892,744)	835,082
Net realized gain (loss) on foreign currency contracts	—	—	—	—
Net change in unrealized appreciation
(depreciation) of investments, options, futures contracts and foreign currency translation	(11,491,423)	(26,557,016)	(108,663,462)	56,779,442

Change in net assets resulting from operations	9,500,663	(19,137,807)	(127,773,427)	76,636,097

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(4,113,180)	(7,232,301)	(387,709)	(559,340)
Advisor Class of Shares	(25,729)	(21,149)	(3,696)	(1,908)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from
net realized gain on investments
Investor Class of Shares	(2,914,298)	(42,937,425)	(21,253,461)	(23,537,005)
Advisor Class of Shares	(17,420)	(111,260)	(199,698)	(83,328)
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(7,070,627)	(50,302,135)	(21,844,564)	(24,181,581)

Capital Stock Transactions—
Proceeds from sale of shares	58,546,071	51,094,529	61,140,401	108,359,514
Net asset value of shares issued to shareholders in payment of distributions declared	4,633,964	45,336,115	21,325,052	23,343,663
Cost of shares redeemed	(73,256,581)	(139,115,322)	(54,975,248)	(78,290,306)

Change in net assets resulting from capital stock transactions	(10,076,546)	(42,684,678)	27,490,205	53,412,871

Change in net assets	(7,646,510)	(112,124,620)	(122,127,786)	105,867,387
Net Assets:
Beginning of period	425,925,608	538,050,228	513,810,116	407,942,729

End of period	$418,279,098	$425,925,608	$391,682,330	$513,810,116

Undistributed net investment income (loss) included in net assets at end of period	$ 611,041	$ 148,702	$ 146,290	$ 387,087

(See Notes which are an integral part of the Financial Statements)

■  Marshall Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund		Government Income Fund

Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000

$ 211,412	$ 951,740	$ (1,556,489)	$ (2,892,235)	$ (686,789)	$ (1,455,845)	$ 1,453,548	$ (1,419,327)	$ 22,684,729	$ 21,143,682
24,875,839	7,204,028	7,534,050	94,084,907	10,664,839	12,195,721	(43,502,687)	48,386,644	4,584,409	(6,282,615)
(1,089,843)	(708,544)	(1,534,067)	1,161,174	(4,176,868)	(61,656)	—	—	—	—
—	—	—	—	—	—	(1,316,950)	42,214	—	—

3,878,691	1,264,711	(188,928,073)	119,851,804	(46,191,525)	46,005,960	(88,132,643)	34,520,660	8,754,436	6,364,707

27,876,099	8,711,935	(184,484,579)	212,205,650	(40,390,343)	56,684,180	(131,498,732)	81,530,191	36,023,574	21,225,774

(668,603)	(612,736)	—	—	—	—	—	(2,733,118)	(22,613,781)	(20,983,438)
(7,436)	(3,207)	—	—	—	—	—	(8,249)	(110,393)	(61,948)
—	—	—	—	—	—	—	(820,442)	—	—

(6,653,072)	(14,371,836)	(97,066,185)	(28,643,051)	(13,280,301)	(3,312,795)	(33,371,017)	(22,694,282)	—	—
(74,513)	(74,699)	(663,495)	(59,592)	(201,636)	(19,849)	(390,149)	(67,987)	—	—
—	—	—	—	—	—	(15,060,189)	(6,274,748)	—	—

(7,403,624)	(15,062,478)	(97,729,680)	(28,702,643)	(13,481,937)	(3,332,644)	(48,821,355)	(32,598,826)	(22,724,174)	(21,045,386)

75,859,768	23,950,177	75,745,858	231,402,879	42,699,451	100,142,944	247,575,054	947,444,950	65,432,184	307,099,408

7,061,197	14,540,874	96,392,588	28,303,949	13,289,856	3,289,762	47,791,410	30,622,693	14,045,043	12,678,694
(36,009,370)	(53,448,476)	(97,686,196)	(196,206,036)	(55,428,320)	(99,062,882)	(243,821,846)	(809,396,336)	(68,738,231)	(279,275,501)

46,911,595	(14,957,425)	74,452,250	63,500,792	560,987	4,369,824	51,544,618	168,671,307	10,738,996	40,502,601

67,384,070	(21,307,968)	(207,762,009)	247,003,799	(53,311,293)	57,721,360	(128,775,469)	217,602,672	24,038,396	40,682,989

107,622,929	128,930,897	544,531,156	297,527,357	161,107,028	103,385,668	488,346,398	270,743,726	358,720,850	318,037,861

$175,006,999	$107,622,929	$336,769,147	$544,531,156	$107,795,735	$161,107,028	$359,570,929	$488,346,398	$382,759,246	$358,720,850

$ 42,921	$ 507,577	$ —	$ —	$ —	$ —	$ (3,039,914)	$ (3,817,818)	$ 265	$ (28,501)

Statements of Changes in Net Assets

	Intermediate Bond Fund		Short-Term Income Fund		Money Market Fund

	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 37,399,343	$ 37,991,992	$ 7,632,931	$ 8,624,412	$ 128,213,532	$ 107,507,525
Net realized gain (loss) on investment transactions	1,466,569	(3,684,098)	(937,731)	(961,032)	(145,822)	—
Net change in unrealized appreciation (depreciation) of investments	22,426,317	2,420,621	5,233,523	(1,939,514)	—	—

Change in net assets resulting from operations	61,292,229	36,728,515	11,928,723	5,723,866	128,067,710	107,507,525

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(37,280,833)	(37,717,011)	(7,653,555)	(8,574,095)	(92,313,480)	(97,455,147)
Advisor Class of Shares	(143,096)	(94,507)	(3,006)	—	(6,001,217)	(7,473,721)
Institutional Class of Shares	—	—	—	—	(29,898,835)	(2,578,657)

Change in net assets from distributions to shareholders	(37,423,929)	(37,811,518)	(7,656,561)	(8,574,095)	(128,213,532)	(107,507,525)

Capital Stock Transactions—
Proceeds from sale of shares	161,319,013	119,622,028	42,309,425	149,710,835	9,007,684,945	6,665,307,146
Net asset value of shares issued to shareholders in payment of distributions declared	17,371,080	16,258,636	4,317,480	4,863,722	30,419,965	29,925,093
Cost of shares redeemed	(173,414,101)	(119,772,442)	(47,297,424)	(164,163,724)	(8,357,725,162)	(6,417,958,941)

Change in net assets from capital stock transactions	5,275,992	16,108,222	(670,519)	(9,589,167)	680,379,748	277,273,298

Change in net assets	29,144,292	15,025,219	3,601,643	(12,439,396)	680,233,926	277,273,298
Net Assets:
Beginning of period	614,948,361	599,923,142	122,503,210	134,942,606	2,059,365,505	1,782,092,207

End of period	$644,092,653	$614,948,361	$126,104,853	$122,503,210	$ 2,739,599,431	$ 2,059,365,505

Undistributed net investment income (loss) included in net assets at end of period	$ 4,469	$ (5,988)	$ (18)	$ 25,588	$ —	$ —

(See Notes which are an integral part of the Financial Statements)
Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)
											Ratios to Average Net Assets
Period Ended August 31,	Net asset value, beginning of period	Net investment income (net operating loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts, and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income (net operating loss)		Expense waiver (2)		Net assets, end of period (000 omitted)	Portfolio turnover rate
Equity Income Fund
1999(3)	$ 15.88	0.16		0.81	0.97	(0.14)	—	(0.14)	$16.71	6.13%	1.17	%(4)	1.68	%(4)	0.25	%(4)	$ 755	72%
2000	$ 16.71	0.23		(0.73)	(0.50)	(0.23)	(1.36)	(1.59)	$14.62	(2.80)%	1.16%		1.55%		0.25%		$ 2,081	98%
2001	$ 14.62	0.16		0.16	0.32	(0.14)	(0.10)	(0.24)	$14.70	2.20%	1.19%		1.09%		0.25%		$ 3,628	78%
Large-Cap Growth & Income Fund
1999(3)	$ 16.34	0.02		1.14	1.16	(0.02)	—	(0.02)	$17.48	7.08%	1.20	%(4)	0.15	%(4)	0.25	%(4)	$ 912	32%
2000	$ 17.48	0.03		2.72	2.75	(0.02)	(0.99)	(1.01)	$19.22	16.35%	1.18%		0.14%		0.25%		$ 3,615	71%
2001	$ 19.22	0.01		(4.66)	(4.65)	(0.01)	(0.81)	(0.82)	$13.75	(24.79)%	1.19%		0.05%		0.25%		$ 4,771	63%
Mid-Cap Value Fund
1999(3)	$ 10.77	0.05		0.62	0.67	(0.04)	—	(0.04)	$11.40	6.22%	1.26	%(4)	0.71	%(4)	0.25	%(4)	$ 356	90%
2000	$ 11.40	0.09		0.79	0.88	(0.05)	(1.38)	(1.43)	$10.85	9.29%	1.33%		1.04%		0.25%		$ 1,054	94%
2001	$ 10.85	0.02		2.62	2.64	(0.07)	(0.70)	(0.77)	$12.72	25.80%	1.30%		0.17%		0.25%		$ 2,288	104%
Mid-Cap Growth Fund
1999(3)	$ 15.13	(0.02)		2.17	2.15	—	—	—	$17.28	14.21%	1.21	%(4)	(0.74	)%(4)	0.25	%(4)	$ 278	173%
2000	$ 17.28	(0.16	)(5)	12.00	11.84	—	(1.69)	(1.69)	$27.43	71.91%	1.18%		(0.63)%		0.25%		$ 2,726	108%
2001	$ 27.43	(0.06	)(5)	(8.67)	(8.73)	—	(4.97)	(4.97)	$13.73	(34.17)%	1.19%		(0.39)%		0.25%		$ 3,051	118%
Small-Cap Growth Fund
1999(3)	$ 12.73	(0.02)		(0.33)	(0.35)	—	—	—	$12.38	(2.75)%	1.59	%(4)	(1.03	)%(4)	0.25	%(4)	$ 394	219%
2000	$ 12.38	(0.18	)(5)	7.03	6.85	—	(0.41)	(0.41)	$18.82	56.14%	1.59%		(1.02)%		0.25%		$ 1,771	105%
2001	$ 18.82	(0.08	)(5)	(4.52)	(4.60)	—	(1.63)	(1.63)	$12.59	(24.23)%	1.58%		(0.70)%		0.25%		$ 2,399	287%
International Stock Fund
1999(3)	$ 12.69	0.00	(6)	1.14	1.14	—	—	—	$13.83	8.98%	1.50	%(4)	0.13	%(4)	0.27	%(4)	$ 429	182%
2000	$ 13.83	(0.05	)(5)	4.08	4.03	(0.17)	(1.36)	(1.53)	$16.33	28.11%	1.51%		(0.32)%		0.27%		$ 2,184	225%
2001	$ 16.33	0.04	(5)	(4.03)	(3.99)	—	(1.61)	(1.61)	$10.73	(26.36)%	1.46%		0.34%		0.27%		$ 3,555	156%
Government Income Fund
1999(3)	$ 9.61	0.34		(0.39)	(0.05)	(0.34)	—	(0.34)	$ 9.22	(0.56)%	1.09	%(4)	5.55	%(4)	0.36	%(4)	$ 754	232%
2000	$ 9.22	0.55		(0.02)	0.53	(0.55)	—	(0.55)	$ 9.20	5.96%	1.08%		6.06%		0.35%		$ 1,491	192%
2001	$ 9.20	0.55		0.33	0.88	(0.55)	—	(0.55)	$ 9.53	9.77%	1.10%		5.81%		0.35%		$ 2,451	122%
Intermediate Bond Fund
1999(3)	$ 9.53	0.35		(0.36)	(0.01)	(0.35)	—	(0.35)	$ 9.17	(0.09)%	0.94	%(4)	5.79	%(4)	0.31	%(4)	$ 953	181%
2000	$ 9.17	0.55		(0.01)	0.54	(0.55)	—	(0.55)	$ 9.16	6.10%	0.93%		6.12%		0.31%		$ 1,969	243%
2001	$ 9.16	0.53		0.35	0.88	(0.53)	—	(0.53)	$ 9.51	9.89%	0.95%		5.67%		0.31%		$ 3,230	273%
Short-Term Income Fund
2001(7)	$ 9.26	0.46		0.28	0.74	(0.46)	—	(0.46)	$ 9.54	8.15%	0.76	%(4)	5.68	%(4)	0.59	%(4)	$ 97	79%
Money Market Fund
1997	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	5.04%	0.71%		4.93%		0.26%		$ 89,485	—
1998	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	5.19%	0.71%		5.12%		0.25%		$105,125	—
1999	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	4.67%	0.71%		4.57%		0.25%		$118,352	—
2000	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	5.56%	0.74%		5.44%		0.16%		$140,787	—
2001	$ 1.00	0.05		—	0.05	(0.05)	—	(0.05)	$ 1.00	5.00%	0.76%		4.90%		0.05%		$127,707	—

(1) (2) (3) (4)	Based on net asset value
This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios.
Reflects operations for the period from December 31, 1998 (start of performance) to August 31, 1999.
Computed on an annualized basis.	(5) (6) (7)	Per share information is based on average shares outstanding.
Amount represents less than $0.01 per share.
CReflects operations for the period from October 31, 2000 (start of performance) to August 31, 2001.
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Notes to Financial Statements
1. Organization

        Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the “Fund”, or collectively as the “Funds”), ten of which are presented herein:

Portfolio Name	Investment Objective
Marshall Equity Income Fund (“Equity Income Fund”)	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth & Income Fund (“Large-Cap Growth & Income Fund”)	To provide capital appreciation and income.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	To provide capital appreciation.
Marshall Government Income Fund (“Government Income Fund”)	To provide current income.
Marshall Intermediate Bond Fund (“Intermediate Bond Fund”)	To maximize total return consistent with current income.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	To maximize total return consistent with current income.
Marshall Money Market Fund (“Money Market Fund”)	To provide current income consistent with stability of principal.

        The Funds are offered in two classes of shares: Investor Class of Shares and Advisor Class of Shares. International Stock Fund and Money Market Fund offer three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. Effective October 31, 2000, Short-Term Income Fund began offering a second class of shares, Advisor Class of Shares. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. The Financial Highlights of the Investor Class of Shares and Institutional Class of Shares of the Funds are presented in separate annual reports.

2. Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

        Investment Valuations—Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Money Market Fund’s use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”).

        Repurchase Agreements—It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

        The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

■  Marshall Funds

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expense of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

        In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

        Reclassification—Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily attributable to differing book/tax treatments of net operating loss and foreign currency transactions. Amounts as of August 31, 2001 have been reclassed to reflect the following:

	Increase (Decrease)

Fund Name	Paid-in Capital	Accumulated Net Realized Gain/Loss	Undistributed Net Investment Income
Equity Income Fund	$ 26,960	$ (26,960)	$ —
Mid-Cap Value Fund	—	29	(29)
Mid-Cap Growth Fund	(404,091)	(1,152,398)	1,556,489
Small-Cap Growth Fund	1,263,166	(1,949,955)	686,789
International Stock Fund	(3,797,658)	4,473,302	(675,644)
Government Income Fund	(70,024)	1,813	68,211
Intermediate Bond Fund	(35,043)	—	35,043
Short-Term Income Fund	2	1,974	(1,976)

        Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

        Federal Taxes—It is the Funds’ policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

        Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

        At August 31, 2001, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

Fund	Capital Loss Carryforward to Expire in 2002	Capital Loss Carryforward to Expire in 2003	Capital Loss Carryforward to Expire in 2004	Capital Loss Carryforward to Expire in 2005	Capital Loss Carryforward to Expire in 2006	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008	Capital Loss Carryforward to Expire in 2009	Total Capital Loss Carryforward
Large-Cap Growth & Income Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$4,529,087	$ 4,529,087
International Stock Fund	—	—	—	—	—	—	—	2,042,934	2,042,934
Government Income Fund	—	—	—	—	—	—	8,704,539	—	8,704,539
Intermediate Bond Fund	—	10,386,677	6,100,494	—	—	—	2,990,074	—	19,477,245
Short-Term Income Fund	302,405	1,898,650	556,158	545,815	618,371	952,637	222,218	928,524	6,024,778
Notes to Financial Statements (continued)
        Additionally, the following net capital losses or currency losses attributable to security transactions incurred after October 31, 2000 are treated as arising on September 1, 2001, the first day of each Fund’s next taxable year:

Fund	Capital Loss	Currency Loss
Large-Cap Growth & Income Fund	$17,902,739	—
International Stock Fund	41,583,841	$3,039,914
Government Income Fund	139,722	—
Intermediate Bond Fund	7,468,389	—
Short-Term Income Fund	966,080	—
Money Market Fund	145,822	—

    When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Futures Contracts—Equity Income Fund, Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

        At August 31, 2001, Small-Cap Growth Fund had no outstanding futures contracts.

        At August 31, 2001, the Equity Income Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
September 2001	51 S&P 500	Long	$(1,043,491)

        At August 31, 2001, the Large-Cap Growth & Income Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
September 2001	100 S&P 500	Long	$(2,966,260)

        At August 31, 2001, the Mid-Cap Value Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
September 2001	39 S&P 400	Long	$(285,816)

        At August 31, 2001, the Mid-Cap Growth Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
September 2001	40 NASDAQ 100	Long	$(995,903)

        Written Options Contracts—Equity Income Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended August 31, 2001, the Equity Income Fund had $2,159,230 in realized gains on written options.

■  Marshall Funds
        The following is a summary of the Equity Income Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/00	1,495	$ 435,625
Options written	49,440	3,843,715
Options expired	(28,025)	(2,348,572)
Options closed	(12,420)	(1,388,297)

Outstanding @ 8/31/01	10,490	$ 542,471

        At August 31, 2001, the Equity Income Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
New York Times Co.	Call	October 2001	$50.00	250	$ 3,750	$ 20,499
Baker Hughes Inc.	Put	October 2001	30.00	500	47,500	(6,001)
Bear Stearns Cos., Inc.	Put	October 2001	40.00	225	5,063	3,712
Bellsouth Corp.	Put	October 2001	35.00	520	26,000	(521)
Boeing Co.	Put	September 2001	50.00	400	40,000	(2,051)
Burlington Resources Inc.	Put	September 2001	35.00	500	22,500	(3,001)
Du Pont (E.I. De Nemours)	Put	October 2001	35.00	500	10,000	11,999
El Paso Corp.	Put	September 2001	40.00	350	5,250	15,049
Enron Corp.	Put	October 2001	30.00	1,000	77,500	(21,502)
Ford Motor Co.	Put	September 2001	20.00	700	42,000	(18,201)
General Electric Co.	Put	September 2001	37.50	500	16,250	7,749
Hewlett Packard Co.	Put	September 2001	20.00	500	5,000	21,499
Hewlett Packard Co.	Put	September 2001	22.50	500	35,000	(10,501)
Honeywell International Inc.	Put	September 2001	30.00	645	9,675	22,509
Limited Inc.	Put	November 2001	12.50	800	26,000	13,199
Motorola Inc.	Put	September 2001	15.00	750	15,000	17,999
Ryder System Inc.	Put	November 2001	15.00	1,000	17,500	21,499
Schlumberger Ltd.	Put	September 2001	45.00	600	28,500	299
TRW Inc.	Put	September 2001	35.00	250	35,625	(19,876)

Net Unrealized Appreciation on Written Options Contracts						$ 74,358

        Foreign Exchange Contracts—International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of August 31, 2001, International Stock Fund had outstanding foreign currency exchange contracts as set forth below:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange	Contracts at Value	Unrealized Depreciation
Contract Purchased:
9/1/01	109,954 British Pound Sterling	$160,533	$159,642	$(891)
Contract Sold:
9/1/01	4,989,130 Korean Won	3,891	3,901	(10)

Net Unrealized Depreciation on Foreign Exchange Contracts				$(901)

Notes to Financial Statements (continued)
        Foreign Currency Translation—The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Dollar Roll Transactions—The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds’ current yield and total return.

        Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to M&I Trust Company for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund’s securities may be invested jointly with collateral received for loans of other Funds’ securities.

        As of August 31, 2001, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
Equity Income Fund	$ 318,760	$ 326,955	$ 326,955
Mid-Cap Value Fund	9,434,218	9,676,760	9,676,760
Mid-Cap Growth Fund	24,085,723	24,704,938	24,704,938
Small-Cap Growth Fund	16,379,861	16,800,967	16,800,967
International Stock Fund	23,928,792	24,543,972	24,543,972
Government Income Fund	138,126,947	141,678,023	141,678,023
Intermediate Bond Fund	51,030,040	52,341,960	52,341,960

    Individual reinvested cash collateral securities at August 31, 2001 are as follows:

Investments	Equity Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small- Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Total
Provident Money Market Fund	$ 1,905	$ 56,385	$ 143,951	$ 97,897	$ 143,013	$ 825,533	$ 304,988	$ 1,573,672
Merrimac Money Market Fund	146,408	4,333,163	11,062,641	7,523,316	10,990,562	63,442,098	23,438,241	120,936,429
Dreyfus Cash Management Plus	113,269	3,352,388	8,558,704	5,820,476	8,502,940	49,082,506	18,133,191	93,563,474
Financial Square Money Market Fund	1,211	35,830	91,475	62,208	90,879	524,591	193,806	1,000,000
JP Morgan Master Note	15,738	465,791	1,189,173	808,715	1,181,425	6,819,676	2,519,482	13,000,000
Williamette Industries Master Note	18,159	537,451	1,372,123	933,133	1,363,183	7,868,857	2,907,094	15,000,000
Danaher Corp. Master Note	12,106	358,301	914,748	622,089	908,787	5,245,905	1,938,064	10,000,000
First Union National Bank Note	18,159	537,451	1,372,123	933,133	1,363,183	7,868,857	2,907,094	15,000,000

■  Marshall Funds

        Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Intermediate Bond Fund’s and the Short-Term Income Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund’s pricing committee. The Money Market Fund’s restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

        Additional information on each restricted security held by the Money Market Fund at August 31, 2001 is as follows:

Security	Fund Acquisition Date	Acquisition Cost
GE Life & Annuity Funding Agreement	4/20/2001	$75,000,000
Monumental Life Funding Agreement	7/23/2001	40,000,000
Monumental Life Funding Agreement	5/17/2000	10,000,000
Monumental Life Funding Agreement	2/5/2001	25,000,000
Travelers Insurance Company	1/19/2001	50,000,000

        Other—Investment transactions are accounted for on a trade date basis.

3. Capital Stock

        The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At August 31, 2001, the capital paid-in was as follows:

Fund	Capital Paid-In
Equity Income Fund	$334,105,525
Large-Cap Growth & Income Fund	321,034,334
Mid-Cap Value Fund	130,214,897
Mid-Cap Growth Fund	340,790,698
Small-Cap Growth Fund	101,383,009
International Stock Fund	430,783,233
Government Income Fund	382,224,525
Intermediate Bond Fund	660,909,567
Short-Term Income Fund	131,494,394
Money Market Fund	2,739,745,253

        Transactions in capital stock were as follows:

	Equity Income Fund				Large-Cap Growth & Income Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,753,785	$56,629,266	3,417,554	$ 49,569,549	3,640,354	$58,100,434	6,254,839	$105,731,165
Shares issued to shareholders in payment of distributions declared	303,974	4,592,039	3,121,829	45,203,975	1,316,487	21,124,005	1,337,559	23,258,505
Shares redeemed	(4,837,092)	(72,875,722)	(9,715,372)	(138,911,369)	(3,357,098)	(54,334,387)	(4,337,111)	(78,011,838)

Net change resulting from Investor Class of Shares transactions	(779,333)	$(11,654,417)	(3,175,989)	$ (44,137,845)	1,599,743	$24,890,052	3,255,287	$ 50,977,832

Notes to Financial Statements (continued)

	Equity Income Fund				Large-Cap Growth & Income Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	126,934	$ 1,916,805	101,550	$ 1,524,980	188,189	$ 3,039,967	146,603	$ 2,628,349
Shares issued to shareholders in payment of distributions declared	2,779	41,925	9,133	132,140	12,534	201,047	4,896	85,158
Shares redeemed	(25,214)	(380,859)	(13,558)	(203,953)	(41,770)	(640,861)	(15,602)	(278,468)

Net change resulting from Advisor Class of Shares transactions	104,499	$ 1,577,871	97,125	$ 1,453,167	158,953	$ 2,600,153	135,897	$ 2,435,039

Net change resulting from Fund Share transactions	(674,834)	$(10,076,546)	(3,078,864)	$(42,684,678)	1,758,696	$ 27,490,205	3,391,184	$ 53,412,871

	Mid-Cap Value Fund				Mid-Cap Growth Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,132,824	$74,762,587	2,338,505	$23,264,232	4,141,183	$ 73,753,844	9,474,299	$229,362,149
Shares issued to shareholders in payment of distributions declared	665,231	6,982,264	1,492,461	14,463,035	6,070,360	95,729,696	1,383,854	28,244,451
Shares redeemed	(3,039,567)	(35,807,926)	(5,293,269)	(53,365,756)	(5,654,242)	(97,229,757)	(8,310,246)	(196,109,010)

Net change resulting from Investor Class of Shares transactions	3,758,488	$45,936,925	(1,462,303)	$(15,638,489)	4,557,301	$ 72,253,783	2,547,907	$ 61,497,590

	Mid-Cap Value Fund				Mid-Cap Growth Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	92,317	$ 1,097,181	65,730	$ 685,945	111,226	$ 1,992,014	84,227	$ 2,040,730
Shares issued to shareholders in payment of distributions declared	7,508	78,933	8,026	77,839	42,035	662,892	2,915	59,498
Shares redeemed	(17,047)	(201,444)	(7,850)	(82,720)	(30,405)	(456,439)	(3,854)	(97,026)

Net change resulting from Advisor Class of Shares transactions	82,778	$ 974,670	65,906	$ 681,064	122,856	$ 2,198,467	83,288	$ 2,003,202

Net change resulting from Fund Share transactions	3,841,266	$46,911,595	(1,396,397)	$(14,957,425)	4,680,157	$ 74,452,250	2,631,195	$ 63,500,792

	Small-Cap Growth Fund				International Stock Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,979,586	$41,362,567	5,638,764	$98,910,918	15,212,008	$195,353,624	48,985,409	$812,145,186
Shares issued to shareholders in payment of distributions declared	1,065,835	13,088,446	215,985	3,270,019	2,469,820	32,972,095	1,321,710	23,685,001
Shares redeemed	(4,143,430)	(55,181,701)	(5,706,473)	(98,875,452)	(16,197,785)	(209,170,751)	(48,338,103)	(797,167,098)

Net change resulting from Investor Class of Shares transactions	(98,009)	$ (730,688)	148,276	$ 3,305,485	1,484,043	$ 19,154,968	1,969,016	$ 38,663,089

■  Marshall Funds

	Small-Cap Growth Fund				International Stock Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	98,880	$ 1,336,884	73,245	$ 1,232,026	420,204	$ 5,315,028	108,079	$ 1,787,392
Shares issued to shareholders in payment of distributions declared	16,402	201,410	1,304	19,743	28,817	384,702	4,262	76,381
Shares redeemed	(18,911)	(246,619)	(12,240)	(187,430)	(251,427)	(2,851,448)	(9,546)	(148,319)

Net change resulting from Advisor Class of Shares transactions	96,371	$ 1,291,675	62,309	$ 1,064,339	197,594	$ 2,848,282	102,795	$ 1,715,454

Net change resulting from Fund Share transactions	(1,638)	$ 560,987	210,585	$ 4,369,824

					International Stock Fund

					Year Ended August 31, 2001		Year Ended August 31, 2000(1)

Institutional Class of Shares					Shares	Amount	Shares	Amount
Shares sold					3,484,294	$ 46,906,402	8,573,513	$133,512,372
Shares issued to shareholders in payment of distributions declared					1,078,820	14,434,613	382,886	6,861,311
Shares redeemed					(2,661,048)	(31,799,647)	(706,094)	(12,080,919)

Net change resulting from Institutional Class of Shares transactions					1,902,066	$ 29,541,368	8,250,305	$128,292,764

Net change resulting from Fund Share transactions					3,583,703	$ 51,544,618	10,322,116	$168,671,307

	Government Income Fund				Intermediate Bond Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,866,098	$64,422,793	33,650,182	$306,230,995	17,120,862	$159,975,612	12,982,279	$118,238,473
Shares issued to shareholders in payment of distributions declared	1,484,020	13,955,058	1,384,984	12,631,038	1,847,000	17,238,638	1,773,855	16,166,686
Shares redeemed	(7,287,114)	(68,532,104)	(30,628,885)	(279,090,091)	(18,527,594)	(173,100,999)	(13,102,959)	(119,312,650)

Net change resulting from Investor Class of Shares transactions	1,063,004	$ 9,845,747	4,406,281	$ 39,771,942	440,268	$ 4,113,251	1,653,175	$ 15,092,509

	Government Income Fund				Intermediate Bond Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	107,402	$ 1,009,391	95,258	$ 868,413	143,925	$ 1,343,401	151,573	$ 1,383,555
Shares issued to shareholders in payment of distributions declared	9,562	89,985	5,226	47,656	14,177	132,442	10,092	91,950
Shares redeemed	(21,965)	(206,127)	(20,219)	(185,410)	(33,510)	(313,102)	(50,489)	(459,792)

Net change resulting from Advisor Class of Shares transactions	94,999	$ 893,249	80,265	$ 730,659	124,592	$ 1,162,741	111,176	$ 1,015,713

Net change resulting from Fund Share transactions	1,158,003	$10,738,996	4,486,546	$ 40,502,601	564,860	$ 5,275,992	1,764,351	$ 16,108,222

Notes to Financial Statements (continued)

	Short-Term Income Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	4,478,636	$ 42,170,518	16,125,165	$ 149,710,835
Shares issued to shareholders in payment of distributions declared	458,652	4,314,479	522,944	4,863,722
Shares redeemed	(5,022,532)	(47,251,221)	(17,696,882)	(164,163,724)

Net change resulting from Investor Class of Shares of transactions	(85,244)	$ (766,224)	(1,048,773)	$ (9,589,167)

	Short-Term Income Fund

	Period Ended August 31, 2001(2)

Advisor Class of Shares	Shares	Amount
Shares sold	14,727	$ 138,907
Shares issued to shareholders in payment of distributions declared	317	3,001
Shares redeemed	(4,889)	(46,203)

Net change resulting from Advisor Class of Shares of transactions	10,155	$ 95,705

Net change resulting from Fund Share transactions	(75,089)	$ (670,519)	(1,048,773)	$ (9,589,167)

	Money Market Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	5,349,844,467	$ 5,349,844,467	5,541,237,519	$ 5,541,237,519
Shares issued to shareholders in payment of distributions declared	22,470,409	22,470,409	22,531,652	22,531,652
Shares redeemed	(5,451,687,216)	(5,451,687,216)	(5,450,839,932)	(5,450,839,932)

Net change resulting from Investor Class of Shares of transactions	(79,372,340)	$ (79,372,340)	112,929,239	$ 112,929,239

	Money Market Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	440,122,578	$ 440,122,578	675,776,335	$ 675,776,335
Shares issued to shareholders in payment of distributions declared	5,940,215	5,940,215	7,393,438	7,393,438
Shares redeemed	(459,131,150)	(459,131,150)	(660,734,744)	(660,734,744)

Net change resulting from Advisor Class of Shares of transactions	(13,068,357)	$ (13,068,357)	22,435,029	$ 22,435,029

	Money Market Fund

	Year Ended August 31, 2001		Period Ended August 31, 2000(3)

Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	3,217,717,900	$ 3,217,717,900	448,293,292	$ 448,293,292
Shares issued to shareholders in payment of distributions declared	2,009,341	2,009,341	3	3
Shares redeemed	(2,446,906,796)	(2,446,906,796)	(306,384,265)	(306,384,265)

Net change resulting from Institutional Class of Shares of transactions	772,820,445	$ 772,820,445	141,909,030	$ 141,909,030

Net change resulting from Fund Share transactions	680,379,748	$ 680,379,748	277,273,298	$ 277,273,298

(1) For the period from September 1, 1999 (start of performance) to August 31, 2000.

(2) For the period from October 31, 2000 (start of performance) to August 31, 2001.

(3) For the period from April 3, 2000 (start of performance) to August 31, 2000.

■  Marshall Funds
4. Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—Marshall & Ilsley (“M&I”) Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Equity Income Fund	0.75%
Large-Cap Growth & Income Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Short-Term Income Fund	0.60%
Money Market Fund	0.15%

        International Stock Fund’s sub-adviser is BPI Global Asset Management LLP (the “Sub-Adviser”). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

        Administrative Fee—M&I Trust Company, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust Company was based on a scale that ranges from 0.150% to 0.075% of the average aggregate net assets of the Corporation (or average daily net assets in the instance of Small-Cap Growth Fund).

        Effective September 15, 2000, M&I Trust Company changed its administrative fee based on each Fund’s average daily net assets as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

        Federated Administrative Services (“FAS”) is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

        Distribution Services Fee—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Fund’s Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of Fund’s Advisor Class of Shares (except Money Market Fund’s Advisor Class of Shares which may accrue up to 0.30%) annually, to compensate FSC.

        Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services (“MFIS”), each Fund will pay MFIS up to 0.25% of average daily net assets of the Fund’s Investor and Advisor Class of Shares for the period. The fee paid to MFIS is used to finance certain services for shareholders and to maintain shareholder accounts. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary, Federated Shareholders Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

        Portfolio Accounting Fees—FServ maintains the Funds’ accounting records for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.
Notes to Financial Statements (continued)

        Custodian Fees—M&I Trust Company is the Funds’ custodian. M&I Trust Company receives fees based on the level of each Fund’s average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

        Organizational Expenses—Organizational Expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund’s effective date. For the year ended August 31, 2001, the Small-Cap Fund expensed the remaining balance of $7,153 over the period.

        General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees, of one or more of the above companies.

5. Investment Transactions

        Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the year ended August 31, 2001, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$329,979,524	$351,019,590
Large-Cap Growth & Income Fund	252,283,073	266,222,981
Mid-Cap Value Fund	139,240,988	121,783,051
Mid-Cap Growth Fund	432,132,412	475,157,601
Small-Cap Growth Fund	290,605,592	307,925,695
International Stock Fund	627,444,812	617,991,402
Government Income Fund	4,998,536	9,022,142
Intermediate Bond Fund	376,312,147	396,458,042
Short-Term Income Fund	45,899,877	68,156,336

        Purchases and sales of long-term U.S. government securities, for the year ended August 31, 2001, were as follows:

Fund	Purchases	Sales
Large-Cap Growth & Income Fund	$ 4,680,006	$ —
Government Income Fund	521,396,057	470,491,599
Intermediate Bond Fund	1,268,016,319	1,214,324,274
Short-Term Income Fund	45,963,335	16,679,057

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

        The Funds hereby designate the following distributions as capital gain dividends for the year ended August 31, 2001:

Equity Income Fund	$ 2,931,718
Large-Cap Growth & Income Fund	21,453,159
Mid-Cap Value Fund	6,383,299
Mid-Cap Growth Fund	58,262,331
Small-Cap Growth Fund	15,432,727
International Stock Fund	15,888,938
Report of Ernst & Young LLP, Independent	■ Marshall Funds
Auditors

To the Board of Directors and Shareholders of
The Marshall Funds, Inc.:

        We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Marshall Equity Income Fund, the Marshall Large-Cap Growth & Income Fund, the Marshall Mid-Cap Value Fund, the Marshall Mid-Cap Growth Fund, the Marshall Small-Cap Growth Fund, the Marshall International Stock Fund, the Marshall Government Income Fund, the Marshall Intermediate Bond Fund, the Marshall Short-Term Income Fund, and the Marshall Money Market Fund (ten of the portfolios within The Marshall Funds, Inc.) (the “Funds”), as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other auditors whose report, dated October 23, 1998, expressed an unqualified opinion on those financial highlights.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Marshall Funds, Inc., as identified above, at August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 16, 2001

Directors	Officers

John M. Blaser John DeVincentis Duane E. Dingmann James Mitchell Barbara J. Pope David W. Schulz	John M. Blaser President John D. Boritzke Vice President William A. Frazier Vice President Brooke J. Billick Secretary Ann K. Peirick Treasurer Lori K. Hoch Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each
Fund’s objective and policies, management fees, expenses, and other information.

[LOGO OF MARSHALL FUNDS]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor G01126-01(10/01)

©2001 Marshall Funds, Inc.

[LOGO OF MARSHALL FUNDS®

The Marshall Funds Family
Annual Report

The  Investor  Class  of  Shares
(Class Y)

▶	Marshall Equity Income Fund

▶	Marshall Large-Cap Growth & Income Fund

▶	Marshall Mid-Cap Value Fund

▶	Marshall Mid-Cap Growth Fund

▶	Marshall Small-Cap Growth Fund

▶	Marshall International Stock Fund

▶	Marshall Government Income Fund

▶	Marshall Intermediate Bond Fund

▶	Marshall Intermediate Tax-Free Fund

▶	Marshall Short-Term Income Fund

▶	Marshall Money Market Fund

[PHOTOS]

[LOGO OF MARSHALL FUNDS®]

Dear Marshall Funds Shareholder,

Since we believe the Marshall Funds are an excellent choice for a well-diversified, long-term investment strategy, we should be able to measure whether our products and services are used appropriately in times like these. As a result, we made certain measurements in response to the recent tragedies within our country, including:

•	listening to the silence in our shareholder service call center,

•	monitoring the substantial decline in on-line trading by our large number of 401(k) participants,

•	tracking the lack of “flight to quality” exchanges of equities funds to money market funds, and

•	summarizing the positive face to face discussions of our investment representatives and their clients.

We could not avoid obtaining a certain amount of satisfaction that our investment philosophy has gotten through to the vast majority of our shareholders. Diversification through broad asset allocation may be the primary success factor in reaching your financial goals while weathering market volatility.

This approach should not lack constant monitoring or pro-active re-allocation when justified by a change in your financial goals, time horizon or risk tolerance. This approach should exclude panic reactions to current events. From what we observed, our shareholders should be congratulated for remaining calm and focused on their long-term plans.

Going forward, our challenges remain. Looking at past letters to shareholders, however, we are reminded of how effective our approach has been when investors were euphoric over aggressive growth investing and when eulogies were being written for value and small cap investing. The same eulogies are being written today about international investing.

Every investor, who has committed to a broadly diversified investment program including attention to large, mid and small cap stocks, growth and value investment styles, equities and fixed income funds, and domestic and international equities, has been rewarded with competitive returns with less overall volatility. We believe our investment philosophy has only been reaffirmed and we remain committed to delivering the investment products and services that you can use to meet your goals.

If recent events make you anxious, or hesitant, or just uncertain, please do not hesitate to contact your M&I financial representative, or if you do not have one, contact us directly at 1-800-236-3863.

Congratulations on your strength, resolve and long-term outlook. As always, thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President
Annual Report—Commentary

Marshall Equity Income Fund
The Marshall Equity Income Fund (the “Fund”) seeks to provide capital appreciation and above-average dividend income. Fund assets are invested in a broadly-diversified portfolio of common stocks whose market capitalization typically exceeds eight billion dollars. In order to provide both capital appreciation and income, the Adviser attempts to structure the portfolio to pursue a yield at least 1% more than the income earned on the stocks in the Standard and Poor’s 500 Index (S&P 500).* The Adviser selects stocks using a unique, quantitative, value-oriented approach that uses dividends as the initial guide to competitive long-term returns with less volatility.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 2.20%,** while the S&P 500 returned (24.39)% and the Lipper Equity Income Funds Index (LEIFI) returned (2.30)%.* Our outperformance over this period is the result of staying true to our value oriented, dividend-driven investment discipline.

Perseverance in the Tug-of-War
In our last report, we discussed the tug-of-war affecting the markets—with the positive impact interest rate cuts from the Federal Reserve Board (the “Fed”) on one end seeking to counter the negative impact of declining corporate earnings on the other. Over the past six months, the economic slowdown overpowered the Fed’s efforts to stimulate it, with the result that corporate earnings—and stock prices—have been disappointing.

Few Changes to the Portfolio
Our commitment to our investment discipline did not waver when it was out of market favor, and now investors are able to enjoy the benefits of that consistency. We have maintained broad diversification and avoided bets on individual sectors relative to our custom benchmark. Central to our approach is avoiding the emotional or reactionary decisions that can seem appealing in the short run, but prove very costly over the longer haul. Our emphasis on dividend yield draws us toward more defensive areas of the marketplace. These stocks became more attractive as the economy slid toward recession, and it appears that risk-wary investors are likely to favor such stocks in the uncertain times ahead.

Also consistent with our long-term approach, we have made only modest changes to the portfolio. We have slightly increased our weighting in healthcare stocks, which can offer attractive relative yields and whose earnings are relatively shielded from shifts in the economy. We have also slightly decreased the Fund’s stake in financial stocks.

The Impact of September 11
The markets and the economy were already in a tenuous state before this September’s terrorist attacks, but this served to accelerate the downtrend. There is a great degree of uncertainty, which can be troubling, but can also present opportunities.

The government has taken encouraging steps that may take time to have impact, but should in time contribute to recovery. The Fed has made clear its commitment to support the economy with rate cuts and infusions of liquidity. At the same time, new government spending and tax-cut proposals, in addition to the tax relief put in place earlier this year, promise future fiscal stimulus as well. Much of the downside risk has been taken out of stock prices, with low expectations already factored into valuations.

As investors regain confidence in the economy and the markets, it appears that they may continue to seek more style diversification—which would likely benefit Fund performance. Although it may take several quarters for the economy and the markets to recover, we strongly believe that stock investors will be rewarded for their patience through this challenging period.

Sincerely,

/s/ Bruce P. Hutson

Bruce P. Hutson
Co-Manager, Marshall Equity Income Fund

/s/ David J. Abitz, CFA

David J. Abitz, CFA
Co-Manager, Marshall Equity Income Fund

[PHOTOS OF BRUCE P. HUTSON & DAVID J. ABITZ]

■  Marshall Equity Income Fund

*
The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Annual Report—Commentary

Marshall Large-Cap Growth & Income Fund
The Marshall Large-Cap Growth & Income Fund (the “Fund”) invests in a diversified portfolio of common stocks of companies whose market capitalizations typically exceed $10 billion. The Adviser looks for companies that are typically leaders in their industry and have records of above-average financial performance and proven superior management. These types of companies typically offer opportunities for growth and also provide dividend income.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (24.79)%.* Over the same time period, the Standard & Poor’s 500 Index (S&P 500) returned (24.39)% and the Lipper Large-Cap Core Funds Index (LLCCFI) returned (26.12)%.**

Consumers Showing Less Resilience
The past year was marked by a rapid deceleration in corporate earnings. In response, the Federal Reserve Board (the “Fed”) took aggressive actions to shore up the economy and sustain consumer confidence with a string of interest rate cuts. After remaining surprisingly strong for some months despite the economic slowdown, consumer confidence did begin to falter and spending began to erode late in the summer. This trend was disconcerting, given that consumers account for two-thirds of the country’s economic activity.

Over the reporting period, we had assumed that corporate profitability would likely be worse than many expected and the Fed would continue to lower interest rates. In the end we expected the power of lowest interest rates to provide some support to the equity markets. With this in mind, we positioned the Fund in a barbell profile. Defensive stocks with more predictable earnings, such as pharmaceuticals, consumer staples, and financials, occupied one end. On the other, we held carefully selected cyclical stocks, such as retail and technology companies, which were in a position to benefit from declining interest rates.

Dramatic Events Accelerate Trends
The terrorist attacks of September 11 came after the end of this Fund’s reporting period, but they will have repercussions in the months ahead. The attacks accelerated the negative trends that were already in place for the economy and corporate profits and it now appears clear that the economy is in the midst of a recession. The decline in consumer spending, the last piece of the puzzle, now seems certain.

Although the overall environment may seem discouraging, it is creating new opportunities in sectors of the market where stock valuations have been beaten down, and where quality companies are now positioned to emerge even stronger once the economy begins to recover. Most of these opportunities are emerging in the more cyclical sectors of the market, such as manufacturing and aerospace, and consumer cyclicals, such as recently pummeled travel stocks and auto-related companies. We’ll also be looking at companies in the more cyclical financial areas, such as credit-card companies and investment banks. We think these opportunities are slowly emerging and as such we will be slow to unwind our exposure to the more defensive sectors of the market while we wait for attractive valuations on these more cyclical equities. As always we are focusing on quality companies in leading industry positions with proven quality management.

The slowdown in consumer spending would appear to be the factor that finally pushed the U.S economy over the edge into recession, but in the end it is a necessary step toward setting the stage for recovery. Although the breadth and depth of the recession—and future global developments—at this point are uncertain, we have at least drawn one step closer toward resolution.

Sincerely,

/s/ William J. O’Conner, CFA

William J. O’Connor, CFA
Manager, Marshall Large-Cap Growth & Income Fund

[PHOTO OF WILLIAM J. O’CONNOR]

■  Marshall Large-Cap Growth & Income Fund

    *Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

  **The S&P 500 and the LLCCFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.
Annual Report—Commentary

Marshall Mid-Cap Value Fund
The Marshall Mid-Cap Value Fund (the “Fund”) invests in a diversified portfolio of common stocks of companies similar in size to those within the Standard & Poor’s Mid-Cap 400 Index (S&P 400).* The Adviser generally selects companies that exhibit traditional value characteristics, such as low price-to-earnings ratios, higher-than-average dividend yields, or a lower-than-average price/book value. In addition, companies that have underappreciated assets, or have been involved in company turnarounds or corporate restructurings, often have strong value characteristics.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 25.80%.** For the same period, the S&P 400 returned (8.13)%, while the Lipper Mid-Cap Value Funds Index (LMCVFI) returned 4.60%.*

A Period of Strong Outperformance
Over the reporting period, the outlook for economic growth and corporate profitability continued to sour, producing considerable market volatility. The Fund performed very well in this turbulent time period, thanks largely to our diversified portfolio and disciplined value approach to stock selection. This was not the result of a lucky sector bet; our winners were broad-based, coming from many different sectors.

Among the Fund’s leading performers for the year were financial services firm H&R Block and nursing home operator Manor Care, which both posted more than 100% returns over the year through August. Other leading performers include Packaging Corp. of America, Ikon Office Solutions, and Mattel. What this diverse group of stocks had in common were low expectations going into the year, and improved fundamentals coming out of it.

Technology Stocks Still Slumping
Offsetting these positive results was the general weakness among most technology issues. We had increased our weighting in this sector late in the year as we identified attractive companies with low valuations, but unfortunately given the bleak economic picture, these stocks declined further.

While the increase in our technology position hurt performance over the period, this impact was muted somewhat by the fact that we made it gradually and moderately. We retain confidence in technology stocks’ potential to contribute positively going forward, and believe we have identified companies with solid long-term potential.

The Aftermath of September 11
Although the terrorist attacks did not have impact on results for this fiscal year, they loom large over the year ahead. Earnings expectations for the remainder of the calendar year have been ratcheted down. It appears now, according to most economists, that the domestic economy has entered into a recession.

Reduced earnings visibility and expectations have already weighed heavily on the equity markets, with the selloff being quite indiscriminate and cutting across virtually all sized companies. There were a few positive performers that came from sectors that investors might expect to do well under these circumstances: defense, consumer staples, and health care. Diversification remains an important element of our investment discipline, and we have some exposure to each of these sectors.

While the markets continue to exhibit an unusual degree of uncertainty due to both fundamental and psychological factors, we remain committed to our discipline of searching for strong companies whose stocks are temporarily undervalued. Recovery may take time, but it is our aim to identify those companies poised to prosper when it does come.

Sincerely,

/s/ Matthew B. Fahey

Matthew B. Fahey
Manager, Marshall Mid-Cap Value Fund

[PHOTO OF MATTHEW B. FAHEY]
■  Marshall Mid-Cap Value Fund

    *The S&P 400 and the LMCVFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

  **Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCVFI have been adjusted to reflect reinvestment of dividends on securities in the indices.
Annual Report—Commentary

Marshall Mid-Cap Growth Fund
The Marshall Mid-Cap Growth Fund (the “Fund”) invests in a diversified portfolio of common stocks of companies similar in size to those within the S&P Mid-Cap 400 Index (S&P 400).* The Adviser selects stocks of companies with growth characteristics, such as above-average earnings growth potential or where significant changes are taking place, such as new products, services or expanded distribution.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (34.17)%,** compared with (8.13)% for the S&P 400 and (42.59)% for the Lipper Mid-Cap Growth Funds Index (LMCGFI).*

Market Environment
The tragic events of September 11th clearly overshadowed all other events in the third quarter. While these events will have a lasting impact on our lives, we believe the impact on the market may prove to be temporary. While the result may have been to accelerate the economic slowdown already in place, we believe it shortened the time to an inevitable recovery.

The market is currently caught between two forces. First, the domestic economy continues to slow as corporate spending declines and unemployment continues to rise. Combined with economic activity slowing significantly during the days following September 11th, third and fourth quarter corporate earnings should be weaker. Secondly, the government continues to lower interest rates and inject liquidity into the financial system at an unprecedented rate. We believe Fiscal and Monetary stimulus will eventually prevail and return the health of the economy. However, volatility (a.k.a. buying opportunities) will continue to dominate the near term market environment.

Our Response
Our bottoms up approach to investing has not resulted in significant changes to our portfolio sector weightings. Healthcare, financials, and cable-related stocks still dominate the portfolio. However, we have begun to add to our technology holdings as we believe the risk/reward ratio on selective names has become more attractive.

In the current market environment, we are increasingly sensitive to valuations. By buying stocks right and selling at our price targets, we are attempting to limit the impact of the recent market correction on net asset value. Additionally, we are upgrading our holdings as the valuation gap between market leaders and laggards has narrowed. Therefore, we believe it is prudent to upgrade to the market leaders. These companies have the balance sheets to survive an economic slowdown and the business models to thrive in a recovery. We believe this strategy gives us the best opportunity to limit downside risk in a soft market and the ability to participate in a market recovery.

Sincerely,

/s/ Michael Groblewski

Michael D. Groblewski, CFA
Manager, Marshall Mid-Cap Growth Fund

[PHOTO OF MICHAEL GROBLEWSKI]

■  Marshall Mid-Cap Growth Fund

*
The S&P 400 and the LMCGFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the LMCGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

Annual Report—Commentary

Marshall Small-Cap Growth Fund
The Marshall Small-Cap Growth Fund (the “Fund”) seeks to provide capital appreciation. Fund assets are invested in a diversified portfolio of common stocks of small-capitalization companies* similar in size to those within the Russell 2000 Index (Russell 2000).** The Adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services or methods of distribution, as well as overall business restructuring.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (24.23)%.*** Over the same period, the Russell 2000 returned (11.63)% and the Lipper Small-Cap Growth Index (LSCGI) returned (33.24)%.**

Consumer Exposure a Factor
Over the course of the past 12 months we built up the Fund’s position in consumer stocks. By the end of August, this position accounted for 33% of Fund assets. For most of the reporting period, consumer spending stayed quite resilient despite the persistent decline of corporate earnings and the possibility of economic recession. Consumers did, however, become somewhat less confident in July and August.

We continued to focus on consumer stocks that tend to be somewhat resistant to economic cycles such as video-game producers like Midway Games and Take 2 Interactive. Demand for these products tends to follow the introduction of new game systems, with Nintendo and Microsoft launching new game systems this fall, demand for video games is likely to increase significantly.

Technology Helps, Then Hurts
After reducing the Fund’s exposure to technology stocks in the first half of the fiscal year, we held the position at a modest overweighting for the next six months. This position made a positive contribution to performance during the spring months as technology stocks staged a rally.

As the summer wore on, however, investors became more concerned about the dismal outlook for corporate profitability, and as a result sold off technology issues. Although our overweight position in technology negatively impacted the Fund’s performance in July and August, we remain confident in the sector’s potential. The prices of many technology stocks have been impacted so severely that we have been able to add excellent companies to the portfolio at or near historic trough valuations.

Considerations After September
Shortly after the close of the fiscal year, the world experienced the shock of terrorist attacks on September 11. The trends toward weakening corporate profitability and possible economic recession accelerated after this event, with consumers losing confidence and reducing their discretionary spending.

Investor uncertainty in the wake of the attacks provoked a flight to quality and to liquidity. While this hurt technology stocks, it has helped the relative performance of more defensive areas such as healthcare, where we are slightly overweighted. Other areas benefiting from this trend include consumer staples and financials.

Although we anticipate further market volatility in the short-term, we see cause for greater optimism in the intermediate-term. The Federal Reserve Board’s, swift to inject liquidity in the market, has also continued its aggressive rate cutting. Lawmakers and President Bush are discussing significant fiscal stimulus packages to further bolster the economy. We believe investors will look back at the second half of September 2001 as a period that offered numerous buying opportunities for those willing to hold equities for six months or more.

Sincerely,

/s/ Sean A. Mcleod, CFA

Sean A. McLeod, CFA
Manager, Marshall Small-Cap Growth Fund

[PHOTO OF SEAN A. MCLEOD]

■  Marshall Small-Cap Growth Fund

*	Small-cap funds may experience a higher degree of market volatility than larger-cap funds.

**
The Russell 2000 and the LSCGI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

†
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the LSCGI have been adjusted to reflect reinvestment of dividends on securities in the indices.

††
The Marshall Small-Cap Growth Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund’s registration statement became effective on August 30, 1996, as adjusted to reflect the Fund’s anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain diversification requirements and investment restrictions imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been subject to those restrictions registered under the 1940 Act, the performance may have been adversely affected.

Annual Report—Commentary

Marshall International Stock Fund
The Marshall International Stock Fund (the “Fund”) invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.* The Fund uses a value-oriented approach and invests in companies selling at a discount to their global industry peers.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (26.36)%,** compared with a total return of (24.35)% by the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) and (24.54)% for the Lipper International Funds Index (LIFI).***

Global Economics Face Slowdown
The worldwide economic slowdown we commented on in our previous report worsened over the past six months. As the outlook for economic growth and corporate profitability has weakened around the world, stock prices have continued to suffer. Deep interest rate cuts from the U.S. Federal Reserve Board, part of an effort to stave off recession, were followed by more modest cuts from European central banks.

The Japanese economy staged a rally at the end of March, which is the end of the fiscal year there and also a traditional time for a rally in that country. The recovery peaked out in April, however, and Japanese stocks have weakened ever since. There has been much enthusiasm about the nation’s new Prime Minister and cabinet, but so far they have had little impact on that deeply troubled economy.

Technology Stocks Still Weak
We continued to underweight technology stocks for most of the period, although we did add to our position in this sector during the past six months. As we found specific companies with sufficiently attractive fundamentals and low valuations, we took the opportunity to add bargains to the portfolio. We are still wary of the sector as a whole, and believe that significant unresolved issues remain.

Consumer discretionary stocks had been an area of greater focus for the Fund. For most of the reporting period, these proved to be relatively resilient even as business conditions were not optimal, and offered reasonable valuations. Our overweighting in this area contributed positively to the year’s performance.

Global Impact of September 11
The terrorist attacks in the United States have, of course, had international repercussions. The downward trend in economic activity and corporate earnings accelerated sharply. Although all stock sectors were affected, among the hardest-hit were travel-related industries, particularly airlines. While prices of these stocks were already factoring in the slowing economy, there was no way the market could anticipate the virtual shutdown the industry endured.

Insurance companies also suffered in wake of the attack, providing us with opportunities to add to our holdings in the area as stock valuations were driven down in disproportion to the impact of attack-related claims on their business. We began positioning the Fund more heavily in financials in September.

As the quarter drew to a close, there were signs that people were beginning to return to normal for the most part, though it is clear consumers are in a more cautious and conservative mood than before. As we seek out opportunities in this challenging environment, we are redoubling our focus on careful company analysis.

Sincerely,

/s/ Daniel R. Jaworski

Daniel R. Jaworski, CFA
Manager, Marshall International Stock Fund

[PHOTO OF DANIEL R. JAWARSKI]

■  Marshall International Stock Fund

*	Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***
The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

†
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

††	These amounts included cash equivalents of 1.2% and 1.8%, respectively.
Annual Report—Commentary

Marshall Government Income Fund
The Marshall Government Income Fund (the “Fund”) invests in securities issued by the United States government and its agencies and instrumentalities, particularly mortgage-related securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest-rate relationships are used to evaluate market sectors and individual securities. The Fund will generally maintain an average dollar-weighted maturity of four to 12 years.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 10.02%,* compared with a return of 11.83% for the Lehman Brothers Mortgage-Backed Securities Index (LMI) and a 10.83% return by the Lipper U.S. Mortgage Funds Index (LUSMI).**

Interest Rates Slide Down
Over the past six months—and most of the past year—interest rates have fallen quite dramatically in response to slowing economic activity. From January through August, the Federal Reserve Board took an aggressive approach to supporting the economy, cutting interest rates on seven occasions for a total of 300 basis points. While consumer spending remained fairly resilient for most of the year, business spending dropped off significantly. As concerns about the state of the economy and the future employment picture mounted, stock prices corrected. Investors increasingly favored the safer realm of short Treasury debt, driving down yields in that sector.

In this environment, the mortgage-backed bonds that are the focus of this Fund modestly underperformed Treasury debt. We do, however, continue to find greater value in the mortgage market, particularly among premium issues. In addition to their attractive yields, these bonds continue to offer the very high quality level that many investors seek in uncertain times.

Keeping an Eye on Prepayments
In the declining interest rate environment, we must consider prepayment risk—that is, the refinancing of mortgages by homeowners at lower interest rates. Such activity could force us to replace higher-yielding mortgage-backed securities that are called due to refinancing, with lower-yielding issues.

Mortgage rates are generally set off of 10-year Treasury yields, which have not declined as sharply as those on the short end of the yield curve. Thus refinancing pressure has been more moderate than might be assumed. In addition, in this Fund we emphasize what are known as “seasoned” mortgages—securities that have already withstood one or more refinancing cycles—rather than new-production mortgages. Seasoned bonds typically offer less risk of potential prepayments.

Current Concerns
Shortly after the close of the Fund’s fiscal year, we were faced with events that have had tremendous impact on the nation and the markets. Although the events of September 11 were shocking, we are heartened by the steps the government is taking to address their impact. In addition to additional rate cuts totaling 100 basis points from the Fed, the President and Congress are proposing aggressive fiscal stimulus as well.

Investors are understandably wary, however, and have continued their flight to short-term Treasuries. As a result, we have continued to find better values in the mortgage market, and have kept our focus there. In addition, we have added positions in agency debentures to the portfolio, allowing the Fund to benefit more directly from declining interest rates. While mortgages have underperformed Treasuries recently, we believe they are poised for better performance over the next six to twelve months.

Sincerely,

/s/ Jason Weiner, CFA

Jason D. Weiner, CFA
Manager, Marshall Government Income Fund

[PHOTO OF JASON D. WEINER]
■  Marshall Government Income Fund

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The LMI and the LUSMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LMI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Annual Report—Commentary

Marshall Intermediate Bond Fund
The Marshall Intermediate Bond Fund (the “Fund”) invests in intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed, and United States government securities. The Adviser’s strategy to pursue total return is to adjust the Fund’s weightings in these sectors as it deems appropriate, using macroeconomic, credit, and market analysis to select portfolio securities. The Fund will maintain an average dollar-weighted maturity of three to 10 years.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 10.14%,* compared with a return of 12.29% for the Lehman Brothers Intermediate Government/Credit Bond Index (LGCI) and 10.79% for the Lipper Short/Intermediate Investment Grade Bond Funds Index (LSIBF).**

Economic Slowdown Continues
The months from March through August generally continued the trends seen in the first half of the Fund’s fiscal year. Economic growth slowed significantly, and by the end of August the nation appeared to be edging toward recession. To counter this downslide, the Federal Reserve Board (the “Fed”) continued its campaign of aggressive interest rate cuts. From January through August, the Fed made seven cuts to the federal funds target rate totaling 300 basis points.

These cuts in short-term interest rates led to a marked steepening of the yield curve. Just over a year ago, the curve was inverted, so this has been a dramatic change. Beside the Fed’s activity, yields on the short end of the yield curve were also pushed down by increased demand for short-term Treasuries particularly in the late summer. Investors wary of stock-market corrections and economic uncertainty flocked to these securities for their safety and quality.

For most of the 12-month reporting period, consumer spending remained surprisingly strong in the face of the faltering economy. In the summer, however, even consumers were beginning to grow somewhat more wary as unemployment fears mounted. This produced still more stock market volatility, and raised new questions within the corporate bond market.

Emphasizing Quality and Liquidity
The spread between the yields on corporate bonds and Treasuries, which was quite wide six months ago, tightened somewhat through the spring and summer (though they have since widened again, dramatically). The changeable economic environment has demanded that we take a cautious approach to corporate bonds.

We are not turning away from the true opportunities available in this sector of the marketplace, but we are striving to improve both the quality and liquidity of our holdings. In the primary market for corporate debt, for example, we have been taking advantage of concessions being offered, but are only looking at the most liquid names and are diversifying broadly. We have also been adding some intermediate Treasuries to the portfolio. These offer far better value than their short-term brethren.

September’s Events
It is difficult to overstate the shock felt on September 11. Almost immediately after the terrorist attacks, the economic slowdown and erosion of consumer confidence we had seen in preceding months accelerated. It is clear that these events will resound for some time to come, and we are prepared for the uncertain environment that lies ahead. The loss of consumer confidence is troubling, as consumer spending accounts for two-thirds of U.S. economic activity.

More positive signs are coming from the federal government, which has been quick to complement the Fed’s monetary stimulus with fiscal stimulus. It may take time for these measures to take hold and for the markets to settle down, but we do believe they will have positive impact in helping the economy to heal. As that happens, we believe the risk premium corporate bonds currently carry should shrink a little bit, but we anticipate keeping our cautious outlook with respect to these bonds for some time to come.

Sincerely,

/s/ Mark Pittman

Mark D. Pittman, CFA
Manager, Marshall Intermediate Bond Fund

[PHOTO OF MARK D. PITTMAN]

■  Marshall Intermediate Bond Fund

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The LGCI and the LSIBF are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LGCI and the LSIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.

†
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Annual Report—Commentary

Marshall Intermediate Tax-Free Fund
The Marshall Intermediate Tax-Free Fund (the “Fund”) invests in investment-grade municipal securities that provide income exempt from federal income tax.† The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors. The Fund maintains an average dollar-weighted portfolio maturity of three to 10 years.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 8.52%,* compared with a return of 9.35% for the Lehman Brothers 7-year General Obligations Index (L7GO) and the market as represented by the Lipper Intermediate Municipal Funds Index (LIMI) return of 9.06%.**

Interest Rates Decline
The municipal bond market saw interest rates fall along with the hopes of an economic recovery. Municipal bond yields declined between 25 and 90 basis points over the last six months, with the Federal Reserve Board engineering a sharp decrease in short-term yields. As tax-free money market yields fell, a powerful influence to more money into bonds helped drive intermediate and long-term rates down. Dismal stock market performance encouraged some investors to seek less volatility in the bond market.

New issuance of municipal bonds is running 40% ahead of last year’s pace. Fortunately, retail demand for municipal bonds continues to be strong despite lower yields. Money into bond funds also creates demand as money managers invest new shareholder deposits. Instead of most new money flows targeted to stock investments as had been the case for most of the 1990s, recent net liquidation of stock funds has been a primary source of new dollars flowing toward municipal bonds and fixed income funds.

Credit Quality Concerns
Throughout the mid to late-1990s, states and municipalities enjoyed tax receipts well beyond budgeted expectations. Spending programs outpaced the underlying rate of inflation, while taxes in many states were actually reduced as coffers overflowed. Today, the situation is quite different. In order to close budget gaps, states and municipalities are turning to minor tax increases. The fear going forward is that the rising level of unemployment will damage consumer confidence enough to crimp spending. In that case, state and local governments relying too heavily on sales tax receipts will suffer.

Credit rating agencies will notice any deterioration in municipal credit quality. Already the number of credits that are upgraded vs. the number downgraded has begun to contract. States experiencing a slowdown are drawing on resources that cannot be utilized every year: surpluses from the prior fiscal year, tobacco settlement revenues, rainy day funds, and accounting tricks. It will be more important during the next year to distinguish between strong and weak credits, as the market will likely punish those names unable to adequately manage their finances during an economic slowdown. We continue to emphasize strong, highly-rated credits likely to weather economic crosscurrents without sustaining lasting damage.

Municipal Bonds Still A Bargain
Although bond yield levels are approaching multi-year lows, we believe municipal bonds are still one of the most attractive bond sectors available for individuals. Treasury security yields have fallen disproportionately relative to municipal bonds, creating a bargain for high marginal tax-bracket buyers of tax-free bonds. As baby boomers age and move closer to retirement, this demographic bulge ought to allow for continued support of the municipal bond market for years to come.

Sincerely,

/s/ John D. Boritzke

John D. Boritzke, CFA
Manager, Marshall Intermediate Tax-Free Fund

[PHOTO OF JOHN D. BORITZKE]

■  Marshall Intermediate Tax-Free Fund

†	Income may be subject to state and local taxes and a portion of the fund’s dividends maybe subject to the alternative minimum tax.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The L7GO and the LIMI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The L7GO and the LIMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

††
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Annual Report—Commentary

Marshall Short-Term Income Fund
The Marshall Short-Term Income Fund (the “Fund”) seeks to maximize total return consistent with current income. Fund assets are invested in short- to intermediate-term investment grade bonds and notes, including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 10.16%,* versus a 9.52% return for the Merrill Lynch 1-3 year U.S. Government/ Corporate Index (ML13) and a 9.49% return for the Lipper Short-Term Investment Grade Bond Fund Index (LSTIBI).**

Economy Continues to Slow
The second half of the Fund’s fiscal year was generally marked by a continuation of the trends seen in the previous six months. The pace of economic growth slowed considerably, with the country teetering toward recession. The Federal Reserve Board (the “Fed”) continued its campaign of aggressive interest rate cuts. From January through August, the Fed made seven cuts to the Federal Funds target rate, totaling 300 basis points.

These cuts in short-term interest rates led to a marked steepening of the yield curve—a dramatic change from its inverted profile just over a year ago. Additional pressure on the short end of the curve came from a flight to quality, particularly in the late summer, as investors discouraged by economic uncertainty and volatile equity markets flocked to the relative safety of short-term Treasury securities.

Nonetheless, for most of the 12-month reporting period, consumer spending remained surprisingly strong in the face of the faltering economy. In the summer, however, even consumers were beginning to grow somewhat more wary as unemployment fears mounted. This produced still more stock market volatility, and raised new questions within the corporate bond market.

Quality and Liquidity Are Priorities
The spread between the yields on corporate bonds and Treasuries, which was quite wide six months ago, tightened somewhat through the spring and summer (though they have since widened again, dramatically). The changeable economic environment has demanded that we take a cautious approach to corporate bonds. We are not turning away from the true opportunities available in this sector of the marketplace, but we are striving to improve both the quality and liquidity of our holdings. We have, for example, been taking advantage of concessions being offered in the primary market for corporate debt, buying only the most liquid names and diversifying broadly.

September’s Events
On September 11, the nation and the world were rocked by terrorist attacks. Almost immediately, the economic slowdown and erosion of consumer confidence accelerated. The repercussions of these events will certainly be felt for some time to come, and we are prepared for the uncertain environment that lies ahead. The loss of consumer confidence is troubling, as consumer spending accounts for two-thirds of U.S. economic activity.

More positive signs are coming from the federal government, which has been quick to complement the Fed’s monetary stimulus with fiscal stimulus. It may take time for these measures to take hold and for the markets to settle down, but we do believe they will have positive impact in helping the economy to heal. As that happens, we believe the risk premium corporate bonds currently offer should shrink a little bit, but we anticipate keeping our cautious outlook with respect to these bonds for some time to come.

Sincerely,

/s/ Mark D. Pittmanm

Mark D. Pittman, CFA
Manager, Marshall Short-Term Income Fund

[PHOTO OF MARK D. PITTMAN]

■  Marshall Short-Term Income Fund

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The ML13 and LSTIBI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML13 and LSTIBI have been adjusted to reflect reinvestment of dividends on securities in the indices.

†
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Annual Report—Commentary

Marshall Money Market Fund
The Marshall Money Market Fund (the “Fund”) invests in high-quality, short-term money market instruments.* The Adviser uses a bottom-up approach, meaning that the Fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 5.32%.** This compares with a return of 4.95% for the Money Fund Report Averages™ and 5.05% for the Lipper Money Market Funds Index.*** As of August 31, 2001, the Fund’s 7-day net yield was 3.46%.†

A Continuation of Most Trends
The past six months have been characterized by continuing signs of an economic slowdown and possible recession. The Federal Reserve Board (the “Fed”) has remained aggressive in its efforts to support the economy by cutting the federal funds target rate. From January through August, the Fed cut rates on seven occasions for a total of 300 basis points. Consumer spending remained surprisingly strong for most of the year, waning only in the late summer as concerns about possible unemployment grew.

Our strategy remained largely unchanged over the reporting period. Floating-rate notes continued to play a significant role in the portfolio, as they offer positive yield characteristics. The selective addition of one-year paper also helped us to pursue our goal of providing an attractive yield, particularly challenging in light of the Fed’s rate cuts. Bottom-up credit research has remained crucial to our selection process.

Constrained supply has continued to be a factor in the marketplace. With companies scaling back their once-ambitious plans for growth and burning off inventory, there has been less need for them to fund their continuing operations by issuing debt. Downgrades have taken other securities out of the money market realm.

Changes Since September 11
The cataclysmic events of mid-September accelerated many of the trends that were already in place. Consumer spending dropped suddenly, the economy was generally acknowledged as having entered a recession, and the Fed stepped in quickly to cut interest rates further. It is unclear how long these difficulties will last or how deep their impact will be, but the government’s willingness to offer fiscal stimulus to complement the Fed’s monetary actions is a positive sign.

We will be closely monitoring consumer confidence in coming months. If consumer spending bounces back, that may help to limit the recession’s severity. If, however, economic weakness and an uncertain global environment cause consumers to continue their retreat, there may be cause for greater concern.

Sincerely,

/s/ Richard M. Rokus

Richard M. Rokus, CFA
Manager, Marshall Money Market Fund

[PHOTO OF RICHARD M. ROKUS]

  *An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 **Past performance is no guarantee of future results. Yields may vary. Yields quoted for money market funds most closely reflect the Fund’s current earnings.

***Money Fund Report™, a service of iMoney Net, Inc. (formerly IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Service as falling into the respective categories indicated. They do not reflect sales charges.

  †The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.
August 31, 2001
Schedule of Investments

Equity Income Fund

Shares	Description	Value

	Common Stocks — 96.7%
	Consumer Discretionary — 5.3%
	Automotive & Related — 1.4%
13,000	Dana Corp.	$254,800
161,954	Ford Motor Co.	3,218,026
40,000	General Motors Corp.	2,190,000

	Total	5,662,826
	Homebuilder — 0.2%
30,650	KB Home	992,140
	Household Products/Wares — 0.3%
53,500	Newell Rubbermaid, Inc.	1,225,150
	Leisure & Recreation — 0.5%
35,000	Brunswick Corp.	762,650
36,000	Carnival Corp.	1,126,080

	Total	1,888,730
	Manufacturing — 0.5%
33,000	V.F. Corp.	1,140,810
15,000	Whirlpool Corp.	990,300

	Total	2,131,110
	Photographic Products — 0.4%
38,000	Eastman Kodak Co.	1,697,460
	Publishing & Printing — 1.0%
33,500	Gannett Co., Inc.	2,065,610
15,500	McGraw-Hill Cos., Inc.	918,375
25,000	New York Times Co., Class A	1,068,750

	Total	4,052,735
	Retail — 1.0%
55,000	Limited, Inc.	775,500
46,200	May Department Stores Co.	1,554,630
48,000	Sears, Roebuck & Co.	2,052,000

	Total	4,382,130

	Total Consumer Discretionary	22,032,281
	Consumer Staples — 13.3%
	Beverages & Foods — 7.2%
45,000	Anheuser-Busch Cos., Inc.	1,936,800
208,500	Coca-Cola Co.	10,147,695
37,000	Coors Adolph Co., Class B	1,713,100
50,000	Heinz (H.J.) Co.	2,259,000
147,550	PepsiCo, Inc.	6,934,850
125,500	Sara Lee Corp.	2,761,000
54,000	SUPERVALU, Inc.	1,132,920
52,500	Unilever N.V., ADR	3,207,225

	Total	30,092,590
	Household Product/Wares — 3.7%
67,000	Clorox Co.	2,495,750
27,200	Colgate-Palmolive Co.	1,472,880
57,000	Kimberly-Clark Corp.	3,536,850
105,500	Procter & Gamble Co.	7,822,825

	Total	15,328,305
	Personal Care — 0.5%
75,500	(1)Gillette Co.	2,314,075
	Tobacco — 1.9%
171,500	Philip Morris Cos., Inc.	8,129,100

	Total Consumer Staples	55,864,070
	Energy — 11.4%
	Energy Services — 0.8%
111,100	Halliburton Co.	3,095,246
6,000	Schlumberger Ltd.	294,000

	Total	3,389,246

Shares	Description	Value

	Common Stocks (continued)
	Energy (continued)
	Domestic & International Oil — 9.5%
39,500	Chevron Corp.	$3,584,625
469,552	Exxon Mobil Corp.	18,852,513
86,000	Occidental Petroleum Corp.	2,366,720
42,000	Phillips Petroleum Co.	2,415,000
152,600	Royal Dutch Petroleum Co., ADR	8,641,738
54,200	Texaco, Inc.	3,775,030

	Total	39,635,626
	Oil & Gas Products — 1.1%
14,000	Amerada Hess Corp.	1,087,940
19,000	Kerr-McGee Corp.	1,109,790
73,700	USX-Marathon Group	2,322,287

	Total	4,520,017

	Total Energy	47,544,889
	Financials — 23.8%
	Banks — 11.3%
144,000	Bank of America Corp.	8,856,000
47,300	Bank of New York Co., Inc.	1,877,810
98,500	Bank One Corp.	3,416,965
33,000	Charter One Financial, Inc.	963,600
26,000	Comerica, Inc.	1,553,500
22,000	Fifth Third Bancorp	1,282,600
114,000	First Union Corp.	3,923,880
133,620	Fleet Boston Financial Corp.	4,921,225
42,500	KeyCorp	1,066,750
37,000	Mellon Financial Corp.	1,304,250
46,000	National City Corp.	1,420,020
53,000	Regions Financial Corp.	1,558,200
30,000	SunTrust Banks, Inc.	2,049,000
150,400	U.S. Bancorp	3,645,696
51,400	Washington Mutual, Inc.	1,924,416
166,000	Wells Fargo & Co.	7,637,660

	Total	47,401,572
	Consumer Finance — 0.3%
23,000	Household International, Inc.	1,359,300
	Financial Services — 9.8%
14,500	Bear Stearns Cos., Inc.	756,755
405,538	Citigroup, Inc.	18,553,364
82,600	Fannie Mae	6,294,946
55,500	Freddie Mac	3,489,840
163,150	J.P. Morgan & Co., Inc.	6,428,110
102,500	Morgan Stanley	5,468,375

	Total	40,991,390

	Insurance — 2.4%
60,000	Allstate Corp.	2,035,800
12,000	Chubb Corp.	810,000
13,300	Hartford Financial Services Group, Inc.	861,840
37,250	Jefferson-Pilot Corp.	1,732,870
45,000	Lincoln National Corp.	2,243,700
23,500	Marsh & McLennan Cos., Inc.	2,183,150

	Total	9,867,360

	Total Financials	99,619,622
	Health Care — 14.2%
	Pharmaceuticals & Health Care — 14.2%
105,250	Abbott Laboratories	5,230,925
82,200	American Home Products Corp.	4,603,200
44,500	Bausch & Lomb, Inc.	1,618,465
179,600	Bristol-Myers Squibb Co.	10,082,744
28,000	CIGNA Corp.	2,520,000
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Equity Income Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Health Care (continued)
	Pharmaceuticals & Health Care (continued)
195,000	Johnson & Johnson	$10,278,450
97,950	Lilly (Eli) & Co.	7,603,858
186,700	Merck & Co., Inc.	12,154,170
135,500	Schering-Plough Corp.	5,166,615

	Total Health Care	59,258,427
	Industrials — 11.2%
	Aerospace & Defense — 2.1%
50,000	Boeing Co.	2,560,000
24,000	Goodrich Corp.	769,200
88,500	Honeywell International, Inc.	3,297,510
12,000	Northrop Grumman Corp.	984,000
58,000	Rockwell Collins	1,178,560

	Total	8,789,270
	Automotive & Related — 0.3%
16,200	Eaton Corp.	1,165,266
	Building Products — 0.2%
40,700	Masco Corp.	1,050,874
	Electrical Components — 0.8%
43,000	Emerson Electric Co.	2,304,800
58,000	Rockwell International Corp.	930,900

	Total	3,235,700
	Industrial Conglomerates — 4.5%
422,500	General Electric Co.	17,314,050
26,800	Textron, Inc.	1,404,052

	Total	18,718,102
	Machinery Industrial — 1.8%
48,000	Dover Corp.	1,724,160
33,000	Ingersoll-Rand Co.	1,338,810
32,000	Minnesota Mining & Manufacturing Co.	3,331,200
31,100	Parker-Hannifin Corp.	1,368,400

	Total	7,762,570
	Office Equipment — 0.6%
30,000	Avery Dennison Corp.	1,542,300
20,000	Pitney Bowes, Inc.	869,800

	Total	2,412,100
	Railroad — 0.5%
27,300	Burlington Northern Santa Fe	740,103
28,000	Union Pacific Corp.	1,491,560

	Total	2,231,663
	Services-Div./Commercial — 0.2%
28,500	Deluxe Corp.	935,370
	Trucking — 0.2%
35,000	Ryder Systems, Inc.	790,650

	Total Industrials	47,091,565
	Information Technology — 1.7%
	Telecommunications — 0.2%
54,000	Motorola, Inc.	939,600
	Other — 1.5%
166,000	NASDAQ 100 Shares	6,080,580

	Total Information Technology	7,020,180
	Materials — 3.9%
	Chemicals — 2.0%
57,608	Dow Chemical Co.	2,019,736
91,000	Du Pont (E.I.) de Nemours & Co.	3,728,270
22,000	Eastman Chemical Co.	853,380

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Materials (continued)
	Chemicals (continued)
29,000	Engelhard Corp.	$757,770
16,250	PPG Industries, Inc.	879,450

	Total	8,238,606
	Gas Distribution — 0.3%
30,000	Praxair, Inc.	1,412,100
	Metals — 0.7%
79,000	Alcoa, Inc.	3,011,480
	Paper & Related Products — 0.9%
22,000	Boise Cascade Corp.	807,400
20,500	International Paper Co.	822,460
33,500	Weyerhaeuser Co.	1,901,125

	Total	3,530,985

	Total Materials	16,193,171
	Telecommunication Services — 7.0%
	Telecommunications — 7.0%
49,000	Alltel Corp.	2,842,000
301,932	SBC Communications, Inc.	12,352,038
34,500	Sprint Corp.	805,230
269,190	Verizon Communications, Inc.	13,459,500

	Total Telecommunications Services	29,458,768
	Utilities — 4.9%
	Electric — 3.0%
36,500	Consolidated Edison, Inc.	1,492,850
106,000	Duke Energy Corp.	4,166,860
23,000	Entergy Corp.	885,960
32,000	FPL Group, Inc.	1,739,200
40,000	PPL Corp.	1,734,000
35,000	Reliant Energy, Inc.	1,052,100
30,000	TXU Corp.	1,424,400

	Total	12,495,370
	Gas Distribution — 1.9%
59,200	El Paso Corp.	2,876,528
48,000	KeySpan Corp.	1,550,400
19,000	NICOR, Inc.	736,440
85,000	Williams Cos., Inc. (The)	2,766,750

	Total	7,930,118

	Total Utilities	20,425,488

	Total Common Stocks (identified cost $333,686,576)	404,508,461
	(2)U.S. Treasury Bill — 0.2%
$ 940,000	9/13/2001 (identified cost $938,920)	939,312

	Total Investments in Securities (identified cost $334,625,496)	405,447,773
	(3)Repurchase Agreement — 2.7%
11,072,561	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	11,072,561

	Total Investments (identified cost $345,698,057)	$416,520,334

(See Notes which are an integral part of the Financial Statements)

August 31, 2001
Schedule of Investments

Large-Cap Growth & Income Fund

Shares	Description	Value

	Common Stocks — 88.4%
	Consumer Discretionary — 10.2%
	Broadcasting — 1.3%
100,000	(4)Clear Channel Communications, Inc.	$5,027,000
	Diversified Operations — 1.6%
112,200	(1)Vivendi Universal SA, ADR	6,138,462
	Entertainment — 2.9%
234,350	(4)AOL Time Warner, Inc.	8,752,972
110,606	Disney (Walt) Co.	2,812,711

	Total	11,565,683
	Retail — 4.4%
108,300	Home Depot, Inc.	4,976,385
51,200	(4)Kohl’s Corp.	2,841,600
116,600	(1)Lowe’s Cos., Inc.	4,337,520
105,100	Wal-Mart Stores, Inc.	5,050,055

	Total	17,205,560

	Total Consumer Discretionary	39,936,705
	Consumer Staples — 7.1%
	Beverages & Foods — 3.2%
118,464	Coca-Cola Co.	5,765,643
145,300	PepsiCo, Inc.	6,829,100

	Total	12,594,743
	Retail — 1.3%
149,400	Walgreen Co.	5,131,890
	Tobacco — 2.6%
213,400	Philip Morris Cos., Inc.	10,115,160

	Total Consumer Staples	27,841,793
	Energy — 6.9%
	Domestic & International Oil — 6.9%
248,792	Exxon Mobil Corp.	9,988,999
123,900	Royal Dutch Petroleum Co., ADR	7,016,457
141,500	Texaco, Inc.	9,855,475

	Total Energy	26,860,931
	Financials — 11.7%
	Banks — 1.0%
95,500	Bank of New York Co., Inc.	3,791,350
	Financial Services — 5.7%
120,200	American Express Co.	4,377,684
165,933	Citigroup, Inc.	7,591,435
164,900	Federal Home Loan Mortgage Corp.	10,368,912

	Total	22,338,031
	Insurance — 5.0%
147,734	American International Group, Inc.	11,552,799
115,600	MGIC Investment Corp.	8,080,440

	Total	19,633,239

	Total Financials	45,762,620
	Health Care — 15.9%
	Pharmaceuticals & Health Care — 15.9%
159,500	Abbott Laboratories	7,927,150
78,940	American Home Products Corp.	4,420,640
100,000	(4) Amgen, Inc.	6,430,000
258,800	HCA, Inc.	11,837,512
94,840	Johnson & Johnson	4,999,016
124,700	Merck & Co., Inc.	8,117,970
192,200	Pfizer, Inc.	7,363,182
291,900	Schering Plough Corp.	11,130,147

	Total Health Care	62,225,617

Shares	Description	Value

	Common Stocks (continued)
	Industrials — 10.0%
	Aerospace & Defense — 3.1%
146,400	Boeing Co.	$7,495,680
125,000	Honeywell International, Inc.	4,657,500

	Total	12,153,180
	Electrical Equipment — 2.9%
220,600	Tyco International Ltd.	11,460,170
	Industrial Conglomerates — 4.0%
383,300	General Electric Co.	15,707,634

	Total Industrials	39,320,984
	Information Technology — 20.7%
	Computers — 4.1%
200,000	(1)Compaq Computer Corp.	2,470,000
100,200	Hewlett-Packard Co.	2,325,642
89,300	International Business Machines Corp.	8,930,000
208,100	(4)Sun Microsystems, Inc.	2,382,745

	Total	16,108,387
	Computer Services — 9.3%
200,000	(4)Agere Systems, Inc., Class A	1,020,000
200,000	(4)Applied Micro Circuits Corp.	2,854,000
300,000	(4)BMC Software, Inc.	4,800,000
108,300	Electronic Data Systems Corp.	6,387,534
218,600	(4)Microsoft Corp.	12,471,130
150,000	Texas Instruments, Inc.	4,965,000
27,100	(4)Veritas Software Corp.	778,312
200,000	(4)Vitesse Semiconductor Corp.	2,920,000

	Total	36,195,976
	Communications — 1.6%
108,300	(4)QUALCOMM, Inc.	6,373,455
	Semiconductors — 5.2%
121,700	(4)Applied Materials, Inc.	5,244,053
201,400	Intel Corp.	5,631,144
113,200	Micron Technology, Inc.	4,257,452
162,400	(4)National Semiconductor Corp.	5,367,320

	Total	20,499,969
	Telecommunications — 0.5%
250,000	Lucent Technologies, Inc.	1,705,000

	Total Information Technology	80,882,787
	Telecommunication Services — 4.9%
	Telecommunications — 4.9%
150,000	AT&T Corp.	2,856,000
65,000	BellSouth Corp.	2,424,500
160,560	SBC Communications, Inc.	6,568,509
23,000	Sprint Corp. (FON Group)	536,820
225,000	(4)Sprint Corp. (PCS Group)	5,620,500
100,850	(4)WorldCom, Inc.- WorldCom Group	1,296,931

	Total Telecommunication Services	19,303,260
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Large-Cap Growth & Income Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Utilities — 1.0%
	Electric — 1.0%
104,100	Duke Energy Corp.	$4,092,171

	Total Common Stocks (identified cost $248,277,236)	346,226,868
	Preferred Stocks — 0.5%
	Communications — 0.5%
30,000	Global Crossing Ltd., Conv. Pfd., $16.88 (identified cost $4,616,250)	1,916,250
	Corporate Bonds — 0.9%
	Retail — 0.9%
$5,800,000	Kohl’s Corp., Sub. Note, Zero Coupon, 6/12/2020 (identified cost $3,677,641)	3,523,500
	(2)U.S. Treasury Bill — 0.5%
2,000,000	9/13/2001 (identified cost $1,997,693)	1,998,920

	Total Investments in Securities (identified cost $258,568,820)	353,665,538
	(3)Repurchase Agreement — 9.6%
37,791,985	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	37,791,985

	Total Investments (identified cost $296,360,805)	$391,457,523

Mid-Cap Value Fund

Shares	Description	Value

	Common Stocks — 84.4%
	Consumer Discretionary — 8.9%
	Automotive — 1.5%
35,000	Johnson Controls, Inc.	$2,563,750
	Broadcasting — 1.8%
100,000	(4)Adelphia Communications Corp., Class A	3,155,000
	Household Products/Wares — 2.1%
160,000	Newell Rubbermaid, Inc.	3,664,000
	Manufacturing — 1.7%
170,000	Mattel, Inc.	3,058,300
	Retail — 1.8%
110,000	(1)Ross Stores, Inc.	3,223,000

	Total Consumer Discretionary	15,664,050
	Consumer Staples — 5.8%
	Beverages & Foods — 5.8%
100,000	(4)Kroger Co., Inc.	2,662,000
166,200	(4)Ralcorp Holdings, Inc.	3,360,564
200,000	SUPERVALU, Inc.	4,196,000

	Total Consumer Staples	10,218,564
	Energy — 5.7%
	Oil & Gas Products — 5.7%
65,000	Burlington Resources, Inc.	2,470,000
78,000	Noble Affiliates, Inc.	2,632,500

Shares	Description	Value

	Common Stocks (continued)
	Energy (continued)
	Oil & Gas Products (continued)
80,000	(4)Noble Drilling Corp.	$2,176,000
83,320	USX-Marathon Group	2,625,413

	Total Energy	9,903,913
	Financials — 7.5%
	Banks — 1.2%
61,500	Associated Banc Corp.	2,085,465
	Insurance — 5.8%
88,000	(1)ACE Ltd.	2,918,960
55,000	Jefferson-Pilot Corp.	2,558,600
26,000	MGIC Investment Corp.	1,817,400
95,000	SAFECO Corp.	2,857,600

	Total	10,152,560
	Services — 0.5%
50,000	(4)Phoenix Companies, Inc.	852,500

	Total Financials	13,090,525
	Health Care — 6.5%
	Equipment — 3.8%
180,000	(4)Boston Scientific Corp.	3,438,000
90,000	Guidant Corp.	3,250,800

	Total	6,688,800
	Pharmaceuticals & Health Care — 2.7%
40,000	(4)Manor Care, Inc.	1,125,200
110,000	(1)(4)Renal Care Group, Inc.	3,603,600

	Total	4,728,800

	Total Health Care	11,417,600
	Industrials — 20.3%
	Aerospace & Defense — 2.8%
37,500	Newport News Shipbuilding, Inc.	2,469,750
30,000	Northrop Grumman Corp.	2,460,000

	Total	4,929,750
	Electrical Components — 2.0%
100,000	(4)American Power Conversion Corp.	1,383,000
21,600	Brady Corp., Class A	790,560
80,700	Rockwell International Corp.	1,295,235

	Total	3,468,795
	Manufacturing — 2.0%
30,000	SPX Corp.	3,487,500
	Rail Road — 1.6%
80,000	CSX Corp.	2,827,200
	Services — 11.9%
103,000	(1)(4)Global Payments, Inc.	3,661,650
120,000	H&R Block, Inc.	4,669,200
100,000	Manpower, Inc.	3,082,000
100,000	(4)Republic Services, Inc.	1,985,000
284,500	(4)Spherion Corp.	2,591,795
100,000	Viad Corp.	2,630,000
90,000	(4)Watson Wyatt & Company Holdings	2,124,000

	Total	20,743,645

	Total Industrials	35,456,890
	Information Technology — 16.1%
	Computer Hardware — 0.9%
185,000	(1)(4)Gateway, Inc.	1,659,450
	Computer Services — 4.7%
183,500	(1)(4)American Management System, Inc.	3,240,610
180,000	(4)BMC Software, Inc.	2,880,000
120,100	(1)(4)Keane, Inc.	2,023,685

	Total	8,144,295
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Mid-Cap Value Fund (continued)

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Information Technology (continued)
	Electrical Equipment — 1.5%
90,000	(1)Hubbell, Inc., Class B	$2,621,700
	Paper & Related Products — 1.8%
155,000	(4)Electronics for Imaging, Inc.	3,171,300
	Semiconductors — 2.5%
80,000	(4)National Semiconductor Corp.	2,644,000
55,000	(4)Teradyne, Inc.	1,802,900

	Total	4,446,900
	Services — 3.2%
190,000	(4)KPMG Consulting, Inc.	2,798,700
375,000	IKON Office Solutions, Inc.	2,812,500

	Total	5,611,200
	Telecommunications — 1.5%
120,000	(4)CommScope, Inc.	2,532,000

	Total Information Technology	28,186,845
	Materials — 8.8%
	Building Materials — 2.0%
86,000	Martin Marietta Materials, Inc.	3,397,000
	Metals — 1.4%
50,000	Nucor Corp.	2,430,000
	Paper & Related Products — 5.4%
75,000	Bowater, Inc.	3,558,000
165,000	(1)(4)Packaging Corp. of America	3,032,700
50,000	Temple-Inland, Inc.	2,918,000

	Total	9,508,700

	Total Materials	15,335,700
	Telecommunication Services — 4.8%
	Telecommunications — 4.8%
50,000	ALLTEL Corp.	2,900,000
30,000	Telephone and Data System, Inc.	3,097,500
185,000	WorldCom, Inc. — MCI Group	2,384,650

	Total Telecommunication Services	8,382,150

	Total Common Stocks (identified cost $125,778,702)	147,656,237
	(2)U.S. Treasury Bill — 0.3%
$650,000	9/13/2001 (identified cost $649,240)	649,498

	Total Investments in Securities (identified cost $126,427,942)	148,305,735
	(3)Repurchase Agreement — 16.9%
29,529,944	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	29,529,944

	Total Investments (identified cost $155,957,886)	$177,835,679

Mid-Cap Growth Fund

Shares	Description	Value

	Common Stocks — 87.9%
	Consumer Discretionary — 18.5%
	Broadcasting — 9.8%
535,000	(4)Adelphia Communications Corp., Class A	$16,879,250
155,000	(4)Cox Radio, Inc., Class A	3,876,550
60,000	(4)Insight Communications Co., Inc.	1,367,400
50,000	(1)(4)Mediacom Communications Corp.	864,000
350,000	(4)USA Networks, Inc.	8,106,000
60,000	(4)Westwood One, Inc.	1,710,000

	Total	32,803,200
	Leisure & Recreation — 7.2%
260,000	(4)Bally Total Fitness Holding Corp.	6,611,800
240,000	Callaway Golf Co.	4,348,800
100,000	(1)Harley Davidson, Inc.	4,859,000
510,000	(4)Six Flags, Inc.	8,481,300

	Total	24,300,900
	Retail — 1.5%
105,000	(4)BJ’s Wholesale Club, Inc.	5,145,000

	Total Consumer Discretionary	62,249,100
	Consumer Staples — 0.6%
	Food-Wholesale Distribution — 0.6%
55,000	(4)Performance Food Group Co.	1,856,800
	Energy — 4.4%
	Domestic & International Oil — 0.8%
200,000	(4)Marine Drilling Cos., Inc.	2,580,000
	Oil & Gas Products — 3.6%
70,000	Devon Energy Corp.	3,238,900
110,000	(4)Global Marine, Inc.	1,584,000
125,000	(4)Nabors Industries, Inc.	3,065,000
130,000	Noble Affiliates, Inc.	4,387,500

	Total	12,275,400

	Total Energy	14,855,400
	Financials — 15.9%
	Insurance — 12.4%
202,000	(1)Ambac Financial Group, Inc.	11,958,400
77,500	Everest Re Group Ltd.	5,029,750
150,000	Lincoln National Corp.	7,479,000
75,000	MGIC Investment Corp.	5,242,500
40,000	PMI Group, Inc.	2,608,000
190,000	PartnerRe Ltd.	9,376,500

	Total	41,694,150
	Short-Term Business Credit — 3.5%
225,000	Heller Financial, Inc.	11,983,500

	Total Financials	53,677,650
	Health Care — 17.2%
	Pharmaceuticals & Health Care — 17.2%
162,500	(4)Accredo Health, Inc.	5,988,125
100,000	(4)AmerisourceBergen Corp.	6,444,000
85,000	(4)IDEC Pharmaceuticals Corp.	5,037,950
172,500	(1)(4)InterMune, Inc.	6,812,025
175,000	(4)King Pharmaceuticals, Inc.	7,568,750
100,000	(1)(4)Luminex Corp.	1,935,000
125,000	(4)Manor Care, Inc.	3,516,250
125,000	(4)Quest Diagnostic, Inc.	7,831,250
150,000	(4)RehabCare Group, Inc.	6,079,500
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Mid-Cap Growth Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Health Care (continued)
	Pharmaceuticals & Health Care (continued)
300,000	(1)(4)Service Corp. International	$2,079,000
100,000	(4)Universal Health Services, Inc., Class B	4,730,000

	Total Health Care	58,021,850
	Industrials — 9.0%
	Computer Services — 5.1%
80,000	(4)BISYS Group, Inc.	4,632,000
150,000	(4)Concord EFS, Inc.	7,870,500
175,000	IMS Health, Inc.	4,658,500

	Total	17,161,000
	Electrical Equipment — 0.9%
96,250	(1)Molex, Inc.	3,038,613
	Services — 3.0%
95,000	(4)Sabre Holdings Corp.	4,007,100
255,000	(1)(4)Tetra Tech, Inc.	6,114,900

	Total	10,122,000

	Total Industrials	30,321,613
	Information Technology — 17.5%
	Computer Services — 6.9%
175,000	(1)(4)Eclipsys Corp.	4,506,250
210,000	(4)Intuit, Inc.	7,933,800
145,000	(1)(4)Manhattan Associates, Inc.	3,284,250
175,000	(4)Mentor Graphics Corp.	2,887,500
175,000	(4)Peregrine Systems, Inc.	4,581,500

	Total	23,193,300
	Electrical Equipment — 3.0%
225,000	(1)(4)Flextronics International Ltd.	4,936,500
100,000	(4)Optimal Robotics Corp.	4,360,000
405,000	(4)Viasystems Group, Inc.	911,250

	Total	10,207,750
	Product Security — 1.9%
105,000	(4)Internet Security Systems, Inc.	1,641,150
35,000	(1)(4)Macrovision Corp.	1,526,350
175,000	(1)(4)SonicWall, Inc.	3,274,250

	Total	6,441,750
	Semiconductors — 2.3%
165,000	(4)Chartered Semiconductor Manufacturing Ltd., ADR	4,420,350
95,000	(4)Microchip Technology, Inc.	3,390,550

	Total	7,810,900
	Telecommunications — 3.4%
700,000	(4)ADC Telecommunications, Inc.	3,059,000
250,000	(4)CommScope, Inc.	5,275,000
150,000	Scientific-Atlanta, Inc.	3,081,000

	Total	11,415,000

	Total Information Technology	59,068,700
	Telecommunication Services — 1.7%
	Telecommunications — 1.7%
190,000	(1)(4)American Tower Systems Corp.	2,749,300
310,000	(1)(4)Crown Castle International Corp.	3,158,900

	Total Telecommunication Services	5,908,200

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Utilities — 3.1%
	Electric — 3.1%
355,000	(1)(4)NRG Energy, Inc.	$6,532,000
150,000	(4)NiSource, Inc.	3,781,500

	Total Utilities	10,313,500

	Total Common Stocks (identified cost $297,487,895)	296,272,813
	(2)U.S. Treasury Bill — 0.3%
$ 1,000,000	9/13/2001 (identified cost $998,836)	998,836

	Total Investments in Securities (identified cost $298,486,731)	297,271,649
	(3)Repurchase Agreement — 13.3%
44,663,390	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	44,663,390

	Total Investments (identified cost $343,150,121)	$341,935,039

Small-Cap Growth Fund

Shares	Description	Value

	Common Stocks — 91.6%
	Consumer Discretionary — 33.2%
	Broadcasting — 2.3%
55,000	(4)Insight Communications Co.	$1,253,450
125,000	(4)Spanish Broadcasting System, Inc., Class A	1,163,750

	Total	2,417,200
	Leisure & Recreation — 20.9%
70,000	(4)Argosy Gaming Co.	2,081,100
135,000	(4)Bally Total Fitness Holding Corp.	3,433,050
50,000	(4)Gtech Holdings Corp.	1,649,000
65,000	(4)Harrah’s Entertainment, Inc.	1,857,700
300,000	(4)Hollywood Casino Corp., Class A	2,043,000
150,000	(1)Intrawest Corp.	2,838,000
200,000	(1)(4)Midway Games, Inc.	2,930,000
100,000	(1)(4)Orient-Express Hotels Ltd., Class A	2,008,000
90,000	(1)Royal Caribbean Cruises Ltd.	2,100,600
75,000	(4)WMS Industries, Inc.	1,596,000

	Total	22,536,450
	Retail — 10.0%
50,000	(4)Abercrombie & Fitch Co., Class A	1,517,000
50,000	(4)Barnes & Noble, Inc.	2,023,500
45,000	(4)Dollar Tree Stores, Inc.	1,067,850
150,000	(4)Galyan’s Trading Co.	1,800,000
400,000	(1)(4)Gymboree Corp.	3,120,000
50,000	(4)Tweeter Home Entertainment Group, Inc.	1,281,000

	Total	10,809,350

	Total Consumer Discretionary	35,763,000
	Consumer Staples — 7.1%
	Broadcasting — 2.8%
265,000	(1)(4)Pegasus Communications Corp.	3,047,500
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Small-Cap Growth Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Consumer Staples (continued)
	Movies & Entertainment — 1.5%
150,000	(4)Alliance Atlantis Communications Corp., Class B	$1,591,500
	Services — 2.8%
115,000	(1)(4)Steiner Leisure Ltd.	3,045,280

	Total Consumer Staples	7,684,280
	Energy — 3.0%
	Domestic & International Oil — 1.2%
30,000	(4)Cal Dive International, Inc.	525,000
80,000	(4)Energy Partners Ltd.	732,000

	Total	1,257,000
	Oil & Gas Products — 1.8%
30,000	Noble Affiliates, Inc.	1,012,500
75,000	(4)Pride International, Inc.	982,500

	Total	1,995,000

	Total Energy	3,252,000
	Financials — 6.7%
	Banks — 1.7%
50,000	Cullen Frost Bankers, Inc.	1,787,500
	Insurance — 5.0%
60,000	Gallagher (Arthur J.) & Co.	1,590,600
60,000	Radian Group, Inc.	2,406,600
20,000	RenaissanceRe Holdings Ltd.	1,427,000

	Total	5,424,200

	Total Financials	7,211,700
	Health Care — 13.5%
	Medical Supplies — 5.5%
240,000	(1)(4)Aspect Medical Systems, Inc.	3,057,600
50,000	(4)Cryolife, Inc.	1,788,500
230,500	(1)(4)Sonic Innovations, Inc.	1,037,250

	Total	5,883,350
	Pharmaceuticals & Health Care — 8.0%
37,000	(1)(4)Alexion Pharmaceuticals, Inc.	697,450
25,000	(1)(4)Cerus Corp.	1,345,500
85,000	(4)InterMune, Inc.	3,356,650
90,000	(4)Triad Hospitals, Inc.	3,253,500

	Total	8,653,100

	Total Health Care	14,536,450
	Industrials — 1.1%
	Services — 1.1%
50,000	(4)Tetra Tech, Inc.	1,199,000
	Information Technology — 24.5%
	Aerospace/Defense — 1.4%
175,000	(4)Aeroflex, Inc.	1,548,750
	Computer Services — 0.5%
30,000	(4)Digital Insight Corp.	512,100
	Electrical Equipment — 5.3%
432,500	(1)(4)ACT Manufacturing, Inc.	4,523,950
550,000	(4)Viasystems Group, Inc.	1,237,500

	Total	5,761,450
	Semiconductor — 9.9%
125,000	(4)Centillium Communications, Inc.	1,537,500
105,000	(4)Entegris, Inc.	1,260,000
75,000	(4)Exar Corp.	1,518,750
192,500	Multilink Technology Corp.	1,819,125
60,000	(4)Triquint Semiconductor, Inc.	1,272,000
279,000	(4)Virata Corp.	3,294,990

	Total	10,702,365

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	Information Technology (continued)
	Software — 4.6%
300,000	(4)Interwoven, Inc.	$2,445,000
493,250	(4)Kana Software, Inc.	419,263
300,000	(4)Vignette Corp.	2,049,000

	Total	4,913,263
	Telecommunication Equipment — 0.2%
75,000	(4)Next Level Communication, Inc.	175,500
	Wireless Infrastructure — 2.6%
165,000	(4)Powerwave Technologies, Inc.	2,409,000
115,000	(4)WJ Communications, Inc.	379,500

	Total	2,788,500

	Total Information Technology	26,401,928
	Telecommunication Services — 2.5%
	Wireless — 2.5%
30,000	(4)AirGate PCS, Inc.	1,768,200
90,000	(4)UbiquiTel, Inc.	882,000

	Total Telecommunication Services	2,650,200

	Total Common Stocks (identified Cost $93,848,517)	98,698,558
	(2)U.S. Treasury Bill — 1.2%
$1,255,000	9/13/2001 (identified cost $1,253,553)	1,254,322

	Total Investments In Securities (identified cost $95,102,070)	99,952,880
	(3)Repurchase Agreement — 14.2%
15,266,120	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	15,266,120

	Total Investments (identified cost $110,368,190)	$115,219,000

International Stock Fund

Shares	Description	Value

	Common Stocks — 98.2%
	Australia — 0.9%
	Banks — 0.6%
119,800	National Australia Bank Ltd., Melbourne	$2,097,062
	Insurance — 0.3%
100,000	AMP Ltd.	1,037,311

	Total Australia	3,134,373
	Belgium — 0.9%
	Banks — 0.9%
202,200	Dexia	3,191,116
	Bermuda — 1.5%
	Industrial Conglomerates — 1.0%
65,900	Tyco International Ltd.	3,423,505
	IT Consulting & Services — 0.5%
134,500	(4)Accenture Ltd.	2,004,050

	Total Bermuda	5,427,555
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Brazil — 1.5%
	Aerospace & Defense — 0.3%
44,100	(4)Embraer—Empresa Brasileira de Aeronautica SA, ADR	$1,151,010
	Metals & Mining — 0.7%
128,300	Companhia Vale Do Rio Doce, ADR	2,580,113
	Oil & Gas Integrated — 0.5%
70,100	Petroleo Brasileiro SA, ADR	1,577,250

	Total Brazil	5,308,373
	Canada — 1.4%
	Banks — 0.9%
104,700	Royal Bank of Canada, Montreal	3,355,622
	Financial Services — 0.5%
57,300	Manulife Financial Corp.	1,688,016

	Total Canada	5,043,638
	Denmark — 0.3%
	Banks — 0.3%
71,000	Danske Bank AS	1,204,844
	Finland — 0.7%
	Telecommunications — 0.7%
162,900	Nokia Oyj, Class A, ADR	2,564,046
	France — 13.4%
	Automotive — 0.6%
41,800	Peugeot SA	1,993,120
	Banks — 0.8%
32,600	BNP Paribas SA	2,993,303
	Beverages & Foods — 0.6%
14,700	Groupe Danone	2,000,556
	Building Materials — 0.8%
19,800	Compagnie de St. Gobain	3,042,030
	Chemicals — 0.3%
7,000	L’Air Liquide	989,555
	Construction Equipment — 0.6%
14,200	(1)Technip	2,101,621
	Construction Materials — 0.2%
9,900	Lafarge SA	898,659
	Domestic & International Oil — 2.0%
49,600	Total Fina SA, Class B	7,336,364
	Electrical Equipment — 0.5%
35,200	Schneider SA	1,952,019
	Health Care — 0.7%
36,400	Aventis SA	2,663,845
	Health Care Equipment & Supplies — 0.6%
6,600	Essilor International	1,976,420
	Leisure & Recreation — 1.1%
96,500	Accor SA	3,781,083
	Media — 1.1%
71,200	Vivendi Universal SA	3,896,621
	Metals & Mining — 0.8%
58,400	Pechiney SA, Class A	2,882,865
	Multi Media — 0.4%
46,200	(4)Thomson Multimedia	1,310,833
	Pharmaceuticals & Health Care — 0.3%
15,400	Sanofi Synthelabo SA	1,008,710
	Specialty Retail — 0.8%
51,600	Castorama Dubois	2,884,938
	Water Treatment — 1.2%
61,400	Suez SA	2,093,203
53,900	(1)(4)Vivendi Environment	2,291,753

	Total	4,384,956

	Total France	48,097,498

Shares	Description	Value

	Common Stocks (continued)
	Germany — 7.9%
	Automotive — 1.1%
120,800	Bayerische Motoren Werke AG	$3,882,112
	Chemicals — 0.8%
66,400	(1)BASF AG	2,716,391
	Drugs — 0.8%
56,800	Schering AG	2,961,375
	Industrial Conglomerates — 0.4%
25,800	Siemens AG	1,314,875
	Insurance — 1.5%
18,850	Muenchener Rueckversicherungs- Gesellschaft AG	5,408,290
	Leisure & Recreation — 0.9%
105,300	Preussag AG	3,333,257
	Oil & Gas Products — 0.6%
38,800	(1)E.On AG	2,118,148
	Software — 0.7%
17,800	SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung)	2,412,410
	Telecommunications — 0.5%
127,200	Deutsche Telekom AG	1,960,056
	Textiles & Apparel — 0.6%
31,500	Adidas AG	2,135,149

	Total Germany	28,242,063
	Hong Kong — 2.4%
	Banks—0.5%
161,300	HSBC Holdings PLC	1,878,215
	Distribution & Wholesale — 0.4%
1,228,000	Li & Fung Ltd.	1,542,931
	Land & Real Estate — 0.5%
189,000	Sun Hung Kai Properties Ltd	1,647,756
	Telecommunications — 1.0%
1,149,500	(4)China Mobile (Hong Kong) Ltd.	3,588,641

	Total Hong Kong	8,657,543
	Ireland — 2.5%
	Banks — 2.1%
239,400	Allied Irish Banks, PLC	2,705,247
514,400	Bank of Ireland	4,905,554

	Total	7,610,801
	Pharmaceuticals & Health Care — 0.4%
29,200	(4)Elan Corp. PLC, ADR	1,516,940

	Total Ireland	9,127,741
	Israel — 0.2%
	Computers Services — 0.2%
21,000	(4)Check Point Software Technologies Ltd.	671,790
	Italy — 2.5%
	Banks — 0.7%
737,000	Banca Intesa SPA	2,458,925
	Insurance — 1.0%
121,600	Assicurazioni Generali	3,852,548
	Oil & Gas Products — 0.8%
212,500	(1)ENI SPA	2,820,483

	Total Italy	9,131,956
	Japan — 11.7%
	Air Freight & Couriers — 0.5%
91,000	Yamato Transport	1,866,215
	Automotive — 0.6%
344,000	Nissan Motor Co., Ltd.	2,010,662
	Banks — 1.2%
688,000	Asahi Bank Ltd.	1,297,949
495,000	(1)Sumitomo Trust & Banking	3,160,062

	Total	4,458,011
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Japan (continued)
	Beverages & Foods — 0.5%
175,000	Asahi Breweries	$1,746,536
	Computers & Peripherals — 0.7%
194,000	NEC Corp.	2,370,775
	Construction & Engineering — 0.9%
356,000	JGC Corp.	3,133,195
	Electrical Equipment & Instruments — 0.5%
205,000	Hitachi Ltd.	1,681,644
	Electronics — 0.8%
67,200	Sony Corp.	2,993,961
	Financial Services — 1.1%
253,000	(1)Daiwa Securities Co., Ltd.	2,143,580
107,000	Nomura Securities Co., Ltd.	1,820,356

	Total	3,963,936
	Household Products — 0.5%
72,000	Kao Corp.	1,831,305
	Leisure & Recreation — 0.8%
5,700	Nintendo Corp., Ltd.	909,715
125,000	(1)Sega Enterprises	2,042,363

	Total	2,952,078
	Machinery — 0.5%
492,000	Mitsubishi Heavy Industries Ltd.	2,009,685
	Machinery & Machine Tools — 0.4%
372,000	Komatsu Ltd.	1,356,601
	Pharmaceuticals & Health Care — 1.1%
242,000	(1)Chugai Pharmaceutical Co., Ltd.	3,907,138
	Retail — 0.4%
421,000	(1)Mitsukoshi Ltd.	1,464,379
	Telecommunications — 1.2%
355	NTT DoCoMo, Inc.	4,365,183

	Total Japan	42,111,304
	Korea, Republic of — 1.4%
	Banks — 0.1%
29,090	Kookmin Bank	391,203
	Electronics — 0.3%
6,930	Samsung Electronics Co.	1,029,476
	Metals & Mining — 0.5%
103,200	Pohang Iron and Steel Co., Ltd., ADR	1,796,712
	Telecommunications — 0.5%
91,900	Korea Telecom Corp., ADR	1,910,601

	Total Korea, Republic of	5,127,992
	Mexico — 1.4%
	Beverages & Foods — 0.6%
56,400	(4)Fomento Economico Mexicano, SA de CV, ADR	2,199,600
	Broadcasting & Cable TV — 0.8%
74,900	Grupo Televisa SA, GDR	2,733,850

	Total Mexico	4,933,450
	Netherlands — 9.2%
	Beverages & Foods — 1.1%
48,600	Heineken NV	2,039,011
60,500	Koninklijke Numico NV	1,999,270

	Total	4,038,281
	Chemicals — 1.1%
88,500	Akzo Nobel NV	3,918,176
	Domestic & International Oil — 2.2%
140,000	Royal Dutch Petroleum Co.	7,945,716
	Financial Services — 2.9%
323,800	ING Group NV	10,232,182

Shares	Description	Value

	Common Stocks (continued)
	Netherlands (continued)
	Food & Drug Retailing—1.3%
158,000	(1)Ahold NV	$4,719,938
	Insurance — 0.6%
72,900	Aegon NV	2,199,614

	Total Netherlands	33,053,907
	Norway — 0.4%
	Leisure & Recreation — 0.4%
69,600	Royal Caribbean Cruises Ltd.	1,598,763
	Spain — 2.3%
	Banks — 0.5%
202,700	Banco Santander Central Hispano, SA	1,848,274
	Broadcasting & Cable TV — 0.3%
39,848	(4)Sogecable SA	878,838
	Leisure & Recreation — 1.1%
530,555	(4)Amadeus Global Travel Distribution SA	4,070,845
	Telecommunications — 0.4%
132,500	(1)Telefonica SA	1,539,424

	Total Spain	8,337,381
	Sweden — 3.1%
	Banks — 1.9%
500,400	Nordbanken Holding AB	3,047,474
260,400	Svenska Handelsbanken AB, Class A	3,733,629

	Total	6,781,103
	Household Product/Wares — 0.7%
180,700	Electrolux AB, Class B	2,443,578
	Paper & Forest Products — 0.5%
87,000	Svenska Cellulosa AB, Class B	2,019,220

	Total Sweden	11,243,901
	Switzerland — 6.0%
	Banks — 2.4%
11,700	Julius Baer Holding Ltd., Zurich, Class B	3,821,467
99,000	UBS AG	4,829,558

	Total	8,651,025
	Beverages & Foods — 1.5%
24,500	Nestle SA	5,168,405
	Construction Materials — 1.0%
17,250	Holcim Ltd.	3,566,613
	Insurance — 0.8%
28,000	Swiss Re	2,785,569
	Pharmaceuticals & Health Care — 0.3%
33,600	(1)Novartis AG	1,225,315

	Total Switzerland	21,396,927
	Taiwan — 0.8%
	Electrical Equipment — 0.8%
214,000	(4)Taiwan Semiconductor Manufacturing Co., ADR	2,777,720
	United Kingdom — 24.4%
	Banks — 3.5%
410,500	Lloyds TSB Group PLC	4,234,613
206,500	Royal Bank of Scotland PLC, Edinburgh	5,156,856
273,500	Standard Chartered PLC	3,323,681

	Total	12,715,150
	Beverages & Foods — 1.1%
382,700	Diageo PLC	3,861,711
	Domestic & International Oil — 1.0%
440,800	BP Amoco PLC	3,740,784
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	United Kingdom (continued)
	Drugs — 0.7%
55,200	AstraZeneca PLC	$2,666,419
	Electric Utilities — 0.5%
502,800	Innogy Holdings PLC	1,686,334
	Financial Services — 0.4%
113,500	Amvescap PLC	1,598,469
	Gas Distribution — 0.4%
335,000	BG Group PLC	1,391,065
	Leisure & Recreation — 3.2%
388,000	Bass PLC	4,151,793
1,248,900	Hilton Group PLC	4,415,330
443,600	(4)P&O Princess Cruises PLC	2,383,031
65,360	Whitbread PLC	578,866

	Total	11,529,020
	Media — 0.6%
210,800	WPP Group PLC	2,105,695
	Metals & Mining — 1.1%
124,900	Johnson Matthey PLC	1,813,422
111,100	Rio Tinto PLC	2,000,195

	Total	3,813,617
	MultiMedia — 1.7%
217,100	Pearson PLC	3,089,032
259,300	Reed International PLC	2,285,218
69,200	Reuters Group PLC	780,663

	Total	6,154,913
	Pharmaceuticals & Health Care — 1.8%
246,544	(4)GlaxoSmithKline PLC	6,543,455
	Real Estate — 0.4%
176,500	(4)Canary Wharf Finance PLC	1,324,225
	Restaurants & Leisure — 1.4%
645,800	(4)Compass Group PLC	4,922,592
	Retail — 1.9%
976,209	Kingfisher PLC	5,293,830
110,500	Next PLC	1,516,110

	Total	6,809,940
	Telecommunications — 1.7%
3,044,121	Vodafone Group PLC	6,077,166
	Tobacco — 2.0%
837,900	British American Tobacco PLC	7,165,458
	Transportation Infrastructure — 0.6%
246,500	BAA PLC	2,295,885
	Utilities — 0.4%
363,600	National Power Co., PLC	1,462,312

	Total United Kingdom	87,864,210
	United States — 1.4%
	Electronic — 0.4%
63,100	(4)Flextronics International Ltd.	1,384,414
	Energy Equipment & Services — 0.4%
54,700	Transocean Sedco Forex, Inc.	1,580,830
	Insurance — 0.4%
48,900	Aflac, Inc.	1,345,728
	Leisure & Recreation — 0.2%
28,200	Royal Caribbean Cruises Ltd.	658,188

	Total United States	4,969,160

	Total Common Stocks (identified cost $376,504,762)	353,217,251

Principal Amount	Description	Value

	(3)Repurchase Agreement — 1.2%
$4,125,000	State Street Corp., 2.500%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	$4,125,000

	Total Investments (identified cost $380,629,762)	$357,342,251

Government Income Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 4.4%
$6,000,000	Green Tree Home Equity Loan Trust (Series 1998-B), Class B1, 7.810%, 11/15/2029	$6,169,823
10,643,000	Greenwich Capital Acceptance (Series 1995-BA1), Class A4, 7.150%, 8/10/2020	10,823,612

	Total Asset-Backed Securities (identified cost $16,665,899)	16,993,435
	Collateralized Mortgage Obligations — 23.9%
19,589,900	(5)(7)Federal Home Loan Mortgage Corp., 3.710%, 8/25/2001, REMIC (Series T-32-A1)	19,594,427
11,733,727	(5)Federal Home Loan Mortgage Corp., 4.438%, 9/15/2001, REMIC (Series 1624-FA)	11,804,364
15,000,000	Federal Home Loan Mortgage Corp., 6.250%, 9/15/2023, REMIC (Series 1666-H)	15,374,250
10,000,000	(7)Federal Home Loan Mortgage Corp., 6.500%, 10/15/2016, REMIC (Series 1702-PK)	10,378,900
24,152,355	(5)(7)Federal National Mortgage Association, 4.042%, 9/25/2001, REMIC (Series 2001-25-FA)	24,031,593
10,000,000	Federal National Mortgage Association, 6.022%, 11/25/2010	10,163,216

	Total Collateralized Mortgage Obligations (identified cost $88,680,194)	91,346,750
	Corporate Bonds — 1.8%
3,000,000	(5)HSB Group, Inc., FRN, 4.680%, 10/15/2001	2,854,080
5,000,000	(5)TXU Gas Capital, FRN, 6.350%, 10/1/2001	4,194,235

	Total Corporate Bonds (identified cost $7,909,300)	7,048,315
	Mortgage Backed Securities — 78.1%
	Federal Home Loan Mortgage Corporation — 20.3%
14,463,744	(1)5.000%, 8/1/2014	13,994,558
23,875,247	(1)6.500%, 2/1/2031	24,009,426
15,000,000	(6)6.500%, 9/1/2031	15,084,300
3,406,807	7.000%, 11/1/2009	3,532,450
1,139,020	7.500%, 9/1/2013	1,184,285
3,133,755	7.500%, 4/1/2024	3,260,077
2,812,548	7.500%, 4/1/2027	2,917,147
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Government Income Fund (continued)

Principal Amount	Description	Value

	Mortgage Backed Securities (continued)
	Federal Home Loan Mortgage Corporation (continued)
$7,686,525	(1)8.000%, 8/1/2030	$7,993,986
1,385,731	8.500%, 9/1/2024	1,469,068
1,926,442	9.000%, 6/1/2019	2,088,996
1,951,509	9.500%, 2/1/2025	2,124,706

	Total	77,658,999
	Federal National Mortgage Association — 32.4%
12,685,255	(7)6.000%, 9/1/2013	12,800,183
10,000,000	(6)6.500%, 9/1/2016	10,187,500
25,000,000	(6)6.500%, 9/1/2031	25,109,500
5,801,597	7.000%, 12/1/2010	6,017,359
6,747,880	7.000%, 3/1/2029	6,912,393
14,681,304	(1)7.000%, 7/1/2029	15,039,234
12,784,003	(7)7.000%, 2/1/2030	13,095,677
9,272,468	7.500%, 12/1/2009	9,686,854
11,007,618	(7)7.500%, 10/1/2030	11,355,019
6,146,525	8.000%, 10/1/2028	6,436,579
6,934,996	8.000%, 4/1/2030	7,210,246

	Total	123,850,544
	Government National Mortgage Association — 25.4%
20,000,000	(6)6.500%, 9/15/2031	20,200,000
9,647,927	(1)7.000%, 4/15/2029	9,931,383
5,580,367	(1)7.000%, 5/15/2029	5,726,851
9,822,963	(1)7.000%, 6/15/2029	10,080,815
11,629,847	(1)7.500%, 8/15/2025	12,087,830
2,767,543	(1)7.500%, 8/15/2025	2,885,163
11,419,997	(1)7.500%, 12/15/2025	11,869,717
15,315,762	(1)7.500%, 2/15/2027	15,904,500
2,320,195	(1)8.500%, 6/15/2010	2,422,423
3,777,499	(1)9.000%, 11/15/2009	4,051,367
1,179,088	(1)9.000%, 1/15/2010	1,244,303
798,771	(1)9.500%, 10/15/2024	885,390

	Total	97,289,742

	Total Mortgage Backed Securities (identified cost $291,553,793)	298,799,285

	Total Investments in Securities (identified cost $404,809,186)	414,187,785
	(3)Repurchase Agreement — 10.0%
38,196,071	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	38,196,071

	Total Investments (identified cost $443,005,257)	$452,383,856

Intermediate Bond Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 8.6%
$5,500,000	(8)(9)ARG Funding Corp., Class A2, 5.880%, 5/20/2002	$5,552,525
5,000,000	Citibank Credit Card Master Trust I, (Series 1999-7), Class A, 6.650%, 11/15/2006	5,295,450

Principal Amount	Description	Value

	Asset-Backed Securities (continued)
$715,169	(5)(8)(9) DLJ Commercial Mortgage Corp., (Series 1998-STF2), Class A1, 4.410%, 9/5/2001	$715,169
5,000,000	DaimlerChrysler Auto Trust, (Series 2000-C), Class A3, 6.820%, 9/6/2004	5,155,000
7,750,000	First USA Credit Card Master Trust, (Series 1998-9), Class A, 5.280%, 9/18/2006	7,922,903
7,000,000	Ford Credit Auto Owner Trust, (Series 2000-G), Class A4, 6.620%, 7/15/2004	7,251,708
7,000,000	Green Tree Home Equity Loan Trust, (Series 1998-B), Class B1, 7.810%, 11/15/2029	7,198,127
12,000,000	J.P. Morgan Commercial Mortgage Finance Corp., (Series 1997-C5), Class A2, 7.069%, 9/15/2029	12,658,566
2,009,905	(8)(9)Pegasus Aviation Lease Securitization, (Series 1999- 1A), Class A1, 6.300%, 3/25/2029	2,040,204
1,729,096	TMS Home Equity Trust, (Series 1996-B), Class A7, 7.550%, 2/15/2020	1,731,378

	Total Asset-Backed Securities (identified cost $53,918,304)	55,521,030
	Collateralized Mortgage Obligations — 4.8%
5,000,000	(8)(9)Criimi Mae CMBS Corp., (Series 1998-1), Class A2, 6.009%, 2/20/2005	5,072,133
6,000,000	(8)(9)Criimi Mae CMBS Corp., (Series 1998-1), Class A3, 6.306%, 12/20/2007	6,157,355
3,653,721	Federal Home Loan Mortgage Corp., (Series 1829), Class H, 6.500%, 10/15/2021	3,713,697
8,000,000	Government National Mortgage Association, (Series 2001-5), Class PK, 5.950%, 7/20/2024	8,191,200
5,102,372	Government National Mortgage Association, (Series 2000- 12), Class AC, 7.500%, 11/16/2027	5,347,388
2,597,520	(8)(9)Prudential Home Mortgage Securities, (Series 1992-B), Class 2B, 6.757%, 9/28/2008	2,663,172

	Total Collateralized Mortgage Obligations (identified cost $30,139,008)	31,144,945
	Corporate Bonds & Notes — 49.5%
	Automotive & Related — 6.0%
8,000,000	Ford Motor Credit Co., Note, 6.125%, 3/20/2004	8,203,680
7,000,000	(1)Ford Motor Credit Co., Note, 6.700%, 7/16/2004	7,262,920
750,000	Ford Motor Credit Co., Note, 7.375%, 10/28/2009	781,275
5,000,000	Ford Motor Credit Co., Note, 7.750%, 3/15/2005	5,329,700
3,000,000	General Motors Acceptance Corp., Note, 6.380%, 1/30/2004	3,102,060
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Intermediate Bond Fund (continued)

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Automotive & Related (continued)
$8,165,000	General Motors Acceptance Corp., Unsecd. Note, 7.000%, 6/6/2003	$8,450,040
5,000,000	General Motors Corp., Note, 7.200%, 1/15/2011	5,244,200

	Total	38,373,875
	Banks — 3.8%
7,000,000	Bank of America Corp., Sr. Note, 7.125%, 9/15/2006	7,495,040
5,000,000	(1)Bank One Corp., Sr. Note, 7.625%, 8/1/2005	5,409,850
5,790,000	Corestates Capital, Company Guarantee, 6.750%, 11/15/2006	6,071,220
5,000,000	Norwest Corp., Note, (Series MTNF), 6.500%, 6/1/2005	5,217,550

	Total	24,193,660
	Beverages & Foods — 0.9%
5,000,000	Anheuser-Busch Cos., Inc., Deb., 9.000%, 12/1/2009	6,037,850
	Broker/Dealers — 4.2%
2,000,000	Goldman Sachs Group, Inc., Bond, 6.875%, 1/15/2011	2,071,080
5,000,000	Lehman Brothers, Inc., Sr. Sub. Note, 7.500%, 8/1/2026	5,351,050
6,500,000	Merrill Lynch & Co., Inc., Note, (Series MTNB), 5.350%, 6/15/2004	6,612,190
7,000,000	(1)Morgan Stanley, Unsub., 6.100%, 4/15/2006	7,170,450
6,000,000	PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	6,257,340

	Total	27,462,110
	Chemicals — 1.2%
4,000,000	Dow Chemical Co., Note, 6.125%, 2/1/2011	4,039,920
3,500,000	(8)(9)Dow Chemical Co., Note, 5.250%, 5/14/2004	3,552,640

	Total	7,592,560
	Consumer Cyclicals — 1.4%
5,000,000	Dayton-Hudson Corp., Note, 6.400%, 2/15/2003	5,146,850
4,000,000	Tyco International Group, Company Guarantee, 5.800%, 8/1/2006	4,017,680

	Total	9,164,530
	Electrical Equipment — 0.2%
1,500,000	Emerson Electric Co., Note, 5.000%, 10/15/2008	1,429,335
	Federal National Mortgage Association — 1.7%
10,000,000	(1)Fannie Mae, Note, 6.625%, 10/15/2007	10,740,100
	Financial Services — 11.2%
7,000,000	(8)(9)AIG SunAmerica Global Financial, Note, 5.850%, 8/1/2008	7,048,580
5,500,000	(8)(9)Allstate Financial Global, Note, 7.125%, 9/26/2005	5,859,315
7,500,000	Boeing Capital Corp., Bond, 6.100%, 3/1/2011	7,552,200

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Financial Services (continued)
$5,000,000	(5)(8)(9)Credit Suisse, London, Sub. Note, 7.900%, 5/1/2007	$5,230,840
4,000,000	EOP Operating LP, Note, 7.375%, 11/15/2003	4,213,560
4,000,000	General Electric Capital Corp., Note, 5.375%, 4/23/2004	4,084,080
5,000,000	General Electric Capital Corp., Note, (Series A), 6.500%, 12/10/2007	5,293,200
4,250,000	General Electric Capital Corp., Note, 7.500%, 6/5/2003	4,490,465
4,000,000	Household Netherlands BV, Company Guarantee, 6.200%, 12/1/2003	4,111,880
5,000,000	(5)MBNA Global Capital Securities, Jr. Sub. Deb., 4.479%, 11/1/2001	3,780,300
7,000,000	(8)(9)Systems 2001Asset Trust, Pass Thru Cert., 6.664%, 9/15/2013	7,206,430
7,000,000	UBS Preferred Funding Trust II, Bank Guarantee, 7.247%, 6/29/2049	7,229,943
6,000,000	(1)Wells Fargo Financial, Inc., Note, 5.875%, 8/15/2008	6,036,780

	Total	72,137,573
	Forest Products & Paper — 0.4%
2,500,000	Reed Elsevier, Capital, Company Guarantee, 6.125%, 8/1/2006	2,556,075
	Health Care — 1.0%
6,000,000	Abbott Laboratories, Note, 5.125%, 7/1/2004	6,086,820
	Household Product/Wares — 0.8%
5,000,000	Procter & Gamble Co., Unsub., 6.600%, 12/15/2004	5,240,250
	Insurance — 4.5%
5,000,000	Citigroup, Inc., Note, 5.750%, 5/10/2006	5,084,800
7,000,000	Citigroup, Inc., Sr. Note, 6.750%, 12/1/2005	7,409,080
5,000,000	Conseco, Inc., Note, 6.800%, 6/15/2005	4,100,000
4,000,000	(5)HSB Group, Inc., Company Guarantee, 4.680%, 10/15/2001	3,805,440
3,500,000	(8)(9)John Hancock Financial Services, Inc., 6.500%, 3/1/2011	3,596,460
5,000,000	Prudential Funding Corp., Note, (Series MTN), 6.600%, 5/15/2008	5,167,950

	Total	29,163,730
	Media — 1.7%
1,600,000	(1)AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	1,635,040
4,000,000	(1)AOL Time Warner, Inc., Note, 6.750%, 4/15/2011	4,100,360
3,000,000	Comcast Corp., Sr. Note, 6.750%, 1/30/2011	3,030,060
2,000,000	Disney (Walt) Co., Note, 7.300%, 2/8/2005	2,116,600

	Total	10,882,060
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Intermediate Bond Fund (continued)

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Metals — 0.6%
$1,965,000	Alcoa, Inc., Note, 5.875%, 6/1/2006	$2,007,975
1,775,000	(1)Alcoa, Inc., Note, 6.500%, 6/1/2011	1,842,823

	Total	3,850,798
	Telecommunications — 3.0%
5,000,000	(1)British Telecommunication PLC, Note, 7.625%, 12/15/2005	5,380,850
1,800,000	(1)Deutsche Telekom AG, Company Guarantee, 7.750%, 6/15/2005	1,919,088
3,000,000	(1)(8)(9)Verizon Global Funding, Note, 6.750%, 12/1/2005	3,155,580
5,000,000	(1)Vodafone Group PLC, Note, 7.625%, 2/15/2005	5,375,850
3,000,000	(1)Worldcom, Inc., Note, 7.875%, 5/15/2003	3,131,670

	Total	18,963,038
	Transportation — 2.7%
4,830,305	American Trans Air, (Series 2001-1G), Pass Through Cert., 8.039%, 1/15/2016	5,069,019
4,369,553	Continental Airlines, Inc., Pass Through Cert., 6.541%, 9/15/2008	4,389,217
4,000,000	Delta Air Lines, Inc., Equipment Trust, (Series 1993-A2), 10.500%, 4/30/2016	4,794,880
3,000,000	(1)Norfolk Southern Corp., Sr. Note, 6.750%, 2/15/2011	3,072,390

	Total	17,325,506
	Utilities — 0.6%
4,000,000	(8)(9)Potomac Capital Investment Corp., MTN, 7.550%, 11/19/2001	4,022,880
	Utilities-Electric — 2.7%
4,000,000	Korea Electric Power Corp., Deb., 6.000%, 12/1/2026	4,017,920
5,000,000	Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	5,201,150
5,000,000	(8)(9)Osprey Trust, Sr. Secd. Note, 8.310%, 1/15/2003	5,169,600
3,000,000	(8)(9)Pinnacle Partner, Sr. Note, 8.830%, 8/15/2004	3,140,490

	Total	17,529,160
	Utilities-Natural Gas — 0.9%
7,000,000	(5)TXU Gas Capital I, Company Guarantee, 5.140%, 10/1/2001	5,871,929

	Total Corporate Bonds & Notes (identified cost $312,673,692)	318,623,839
	Government Agencies — 9.3%
	Federal Home Loan Bank — 0.8%
5,000,000	5.430%, 11/17/2008	5,021,450
	Federal National Mortgage Association — 6.9%
7,000,000	5.125%, 2/13/2004	7,144,480
10,000,000	5.625%, 5/14/2004	10,331,300

Principal Amount	Description	Value

	Government Agencies (continued)
	Federal National Mortgage Association (continued)
$16,000,000	6.250%, 2/11/2011	$16,458,560
10,000,000	7.000%, 7/15/2005	10,776,600

	Total	44,710,940
	Tennessee Valley Authority — 1.6%
10,000,000	5.625%, 1/18/2011	9,950,600

	Total Government Agencies (identified cost $58,841,326)	59,682,990
	Mortgage Backed Securities — 5.6%
	Federal Home Loan Mortgage Corporation —2.4%
11,000,000	7.500%, 2/1/2031	11,354,090
4,000,001	7.500%, 6/1/2031	4,126,241

	Total	15,480,331
	Federal National Mortgage Association — 3.2%
15,000,000	7.000%, 2/1/2016	15,459,300
4,765,666	7.635%, 8/1/2011	5,214,135

	Total	20,673,435

	Total Mortgage Backed Securities (identified cost $35,988,570)	36,153,766
	U.S. Treasury Securities — 15.0%
	U.S. Treasury Notes — 15.0%
20,000,000	5.500%, 1/31/2003	20,561,600
22,000,000	(1)6.000%, 8/15/2004	23,221,660
23,500,000	6.125%, 8/15/2007	25,360,260
25,000,000	(1)7.250%, 5/15/2004	27,125,000

	Total U.S. Treasury Securities (identified cost $95,713,360)	96,268,520

	Total Investments in Securities (identified cost $587,274,260)	597,395,090
	(3)Repurchase Agreement — 4.7%
30,539,744	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	30,539,744

	Total Investments (identified cost $617,814,004)	$627,934,834

Intermediate Tax-Free Fund

Principal Amount	Description	Credit Rating(10)	Value

	Long-Term Municipals — 99.3%
	Arizona — 5.1%
$1,000,000	Maricopa County, AZ, School District No. 214 Tolleson Unified High, GO UT, 5.100% (FSA INS) (Original Issue Yield: 5.099%), 7/1/2010, Callable 7/1/2009 @ 101	AAA/Aaa	$1,084,730
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Intermediate Tax-Free Fund (continued)

Principal Amount	Description	Credit Rating(10)	Value

	Long-Term Municipals (continued)
	Arizona (continued)
$1,885,000	Maricopa County, AZ, School District No. 28 Kyrene Elementary, (Series A), 5.000% (MBIA INS)/(Original Issue Yield: 4.590%), 7/1/2013	AAA/Aaa	$2,026,073
2,000,000	Phoenix, AZ, Civic Improvement Corp., 5.125% (FGIC INS)/(Original Issue Yield: 4.570%), 7/1/2014	AAA/Aaa	2,159,140

	Total		5,269,943
	Arkansas — 1.5%
1,470,000	Arkansas Development Finance Authority, Revenue Bonds, 5.000% (AMBAC INS)/(Original Issue Yield: 5.055%), 7/1/2020, Callable 7/1/2007 @ 102	AAA/Aaa	1,516,864
	Colorado — 3.2%
3,000,000	Larimer County, CO, School District, GO UT, 5.500% (FGIC INS)/(Original Issue Yield: 4.420%), 12/15/2006	AAA/Aaa	3,306,300
	Florida — 1.1%
1,060,000	Orange County, FL, Health Facilities Authority, Refunding Revenue Bonds, (Adventist Health Systems) 5.550% (Original Issue Yield: 5.750%), 11/15/2004	A-/Baa1	1,115,194
	Georgia — 2.0%
1,000,000	Burke County, GA, Development Authority, PCR Bonds, 6.250% (Oglethorpe Power Corp. Vogtle B)/ (MBIA INS), 1/1/2003	AAA/Aaa	1,045,370
1,000,000	Private Colleges & Universities Facilities of GA, Revenue Bonds (Series A), 5.250% (Mercer University Project)/(Original Issue Yield: 5.080%), 10/1/2014, Callable 10/1/2009 @ 101	A3	1,052,370

	Total		2,097,740

Principal Amount	Description	Credit Rating(10)	Value

	Long-Term Municipals (continued)
	Hawaii — 1.1%
$1,000,000	Hawaii State Airport System, Refunding Revenue Bonds, 5.250% (FGIC INS)/(Original Issue Yield: 4.770%), 7/1/2011	AAA/Aaa	$1,079,540
	Illinois — 2.1%
1,000,000	Du Page, IL, Water Commission, GO, Refunding Bonds, 6.250% (Original Issue Yield: 6.450%), 3/1/2006, Callable 3/1/2002, Prerefunded 3/1/2002 @ 102	AAA/Aaa	1,036,120
1,085,000	Waukegan, IL, GO UT, 6.400% (MBIA INS)/(Original Issue Yield: 6.450%), 12/30/2004, Callable 12/30/2002 @ 100	AAA/Aaa	1,134,660

	Total		2,170,780
	Indiana — 3.6%
1,425,000	Indianapolis, IN, Marion County Indiana Public Library, GO UT, 5.800%, 7/1/2012, Callable 1/1/2009 @ 101	Aa2	1,574,012
2,000,000	Petersburg, IN, PCA, Revenue Bonds, 6.100% (MBIA INS)/(Original Issue Yield: 6.099%), 1/1/2016, Callable 1/1/2003 @ 102	AAA/Aaa	2,118,240

	Total		3,692,252
	Iowa — 4.1%
1,050,000	Cedar Rapids, IA, GO UT, (Series B), 5.200% (Original Issue Yield: 5.250%), 6/1/2007, Callable 6/1/2004 @ 100	Aaa	1,094,457
3,000,000	Iowa Finance Authority, Solid Waste Disposal Project, Revenue Bonds, AMT, 6.000% (Ipsco, Inc.), Due 6/1/2027, Mandatory Tender 6/1/2007, Callable 6/1/2007 @ 100	NR	3,097,500

	Total		4,191,957
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Intermediate Tax-Free Fund (continued)

Principal Amount	Description	Credit Rating(10)	Value

	Long-Term Municipals (continued)
	Kentucky — 2.9%
$2,565,000	Kentucky State Property & Buildings Commission, Refunding Revenue Bonds, 6.000% (FSA INS)/ (Original Issue Yield: 5.510%), 2/1/2011, Callable 2/1/2010 @100	AAA/Aaa	$2,939,746
	Maryland — 1.3%
1,300,000	Maryland Health & Higher Educational Facilities Authority (5% John Hopkins Hospital), 5.140%, 5/15/2026, Callable 5/15/2011 @ 101	AA-/A1	1,301,885
	Massachusetts — 2.8%
2,500,000	Massachusetts State, (Series A), 6.000% (Original Issue Yield: 5.670%), 2/1/2014, Callable 2/1/2010 @ 101	AA-/Aa2	2,827,675
	Michigan — 5.1%
3,300,000	Detroit, MI, City School District, (Series B), 5.000% (FGIC INS)/ (Original Issue Yield: 4.500%), 5/1/2009	AAA/Aaa	3,524,499
1,500,000	Michigan State Building Authority, (Series I), 5.500% (Original Issue Yield: 4.250%), 10/15/2009	AA+/Aa1	1,664,295

	Total		5,188,794
	Minnesota — 4.1%
1,000,000	Minneapolis/St. Paul, MN, Housing Authority, Refunding Revenue Bonds, AMT, 6.750%, (Group Health Plan, Inc. Project), 12/1/2013, Callable 12/1/2002 @ 102	BBB+/Baa1	1,031,110
3,000,000	Minneapolis/St. Paul, MN, Metropolitan Airports Commission (Series B), AMT, 5.250% (FGIC INS)/ (Original Issue Yield: 4.070%), 1/1/2006	AAA	3,202,410

	Total		4,233,520

Principal Amount	Description	Credit Rating(10)	Value

	Long-Term Municipals (continued)
	Missouri — 1.1%
$1,000,000	Missouri State Environmental Improvement & Energy Authority, Water Pollution Control State Revolving Fund Program, Revenue Bonds (Series B), 6.650%, 7/1/2006, Callable 7/1/2004 @ 102, Partially Prerefunded 7/1/2004 @ 102	Aaa	$1,111,948
	Nevada — 3.0%
1,880,000	Clark County, NV, School District, GO UT (Series D), Refunding Bonds, 5.250%, 6/15/2014, Callable 6/15/2011 @ 105	AAA/Aaa	2,036,679
1,000,000	Las Vegas, NV, GO LT, Sewer Refunding Revenue Bonds (Series B), 4.875% (MBIA INS)/(Original Issue Yield: 5.050%), 1/1/2006, Callable 1/1/2003 @ 101	AAA/Aaa	1,028,520

	Total		3,065,199
	New Mexico — 3.7%
3,325,000	New Mexico State Highway Commission, Refunding Revenue Bonds, 6.000% (Original Issue Yield: 5.370%), 6/15/2010, Callable 6/15/2009 @ 100	AA+/Aa2	3,758,247
	New York — 2.6%
1,100,000	Oswego County, NY, GO UT, 6.700% (Original Issue Yield: 6.800%), 6/15/2010	A2	1,330,582
1,100,000	Oswego County, NY, GO UT, 6.700% (Original Issue Yield: 6.800%), 6/15/2011	A2	1,340,251

	Total		2,670,833
	North Carolina — 1.8%
1,800,000	North Carolina State Public Improvements, (Series A), 4.500% (Original Issue Yield: 4.190%), 3/1/2010	AAA/Aaa	1,872,108
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Intermediate Tax-Free Fund (continued)

Principal Amount	Description	Credit Rating(10)	Value

	Long-Term Municipals (continued)
	North Dakota — 4.9%
$2,940,000	Fargo, ND, Meritcare Obligated (Series A), 5.750% (FSA INS)/(Original Issue Yield: 5.300%), 6/1/2012, Callable 6/1/2010 @ 101	AAA/Aaa	$3,270,074
1,545,000	North Dakota State Water Authority, Revenue Bonds (Series A), 6.000% (MBIA INS) (Original Issue Yield: 5.390%), 8/1/2011, Callable 8/1/2010 @ 100	AAA	1,760,806

	Total		5,030,880
	Ohio — 5.4%
2,055,000	Cleveland, OH, Parking Facilities, Revenue Bonds, 7.600%, Due 9/15/2003, PRF), 9/15/2002 (@ 102)	NR	2,201,111
395,000	Cleveland, OH, Public Power System, Refunding Revenue Bonds, 7.000% (MBIA INS)/ (Original Issue Yield: 7.126%), 11/15/2017, Callable 11/15/2001	AAA/Aaa	405,953
605,000	Cleveland, OH Public Power System, Refunding Revenue Bonds, 7.000% (MBIA INS)/ (Original Issue Yield: 7.126%), 11/15/2017, Callable 11/15/2001	AAA/Aaa	622,273
1,025,000	Ohio HFA, Mortgage Refunding Revenue Bonds, AMT, Residential A-1 RMK, 5.050% (GNMA COL), 9/1/2001	NR/Aaa	1,025,000
1,235,000	Ohio HFA, Mortgage Refunding Revenue Bonds, AMT, Residential A-1 RMK, 5.150% (GNMA COL), 9/1/2002	NR/Aaa	1,259,762

	Total		5,514,099

Principal Amount	Description	Credit Rating(10)	Value

	Long-Term Municipals (continued)
	Oregon — 1.0%
$1,000,000	Salem-Keizer, OR, School District #24J, 5.375% (FGIC INS) (School Board Guarantee) 6/1/2014, Callable 6/1/2009 @ 100	AAA/Aaa	$1,065,980
	Pennsylvania — 6.6%
4,000,000	Commonwealth of Pennsylvania, 6.000% (Original Issue Yield: 5.540%), 1/15/2012, Callable 1/15/2010 @ 101	AA/Aa2	4,534,160
2,000,000	Pottsville, PA, Hospital Authority, 7.000% (Original Issue Yield: 7.500%), 7/1/2014, PRF 7/1/2004 @ 102	AAA	2,250,820

	Total		6,784,980
	South Carolina — 4.1%
1,055,000	South Carolina State, GO UT, (Series B), 5.625% (Original Issue Yield: 5.600%), 7/1/2011, Callable 7/1/2006 @ 102	AAA/Aaa	1,150,245
2,835,000	South Carolina State Public Service Authority, (Series A), 5.375% (MBIA INS)/(Original Issue Yield: 4.800%), 1/1/2006	AAA/Aaa	3,062,764

	Total		4,213,009
	South Dakota — 1.6%
1,500,000	Heartland Consumers Power District, SD, Refunding Revenue Bonds, 5.900% (FSA INS)/ (Original Issue Yield: 6.000%), 1/1/2004	AAA/Aaa	1,595,655
	Tennessee — 1.3%
1,200,000	Putnam County, TN, GO UT, 5.250% (FGIC INS)/ (Original Issue Yield: 4.530%), 4/1/2013	A2	1,305,300
	Texas — 6.0%
945,000	San Angelo, TX, ISD, GO UT, 5.300% (PSFG GTD), 2/15/2007, Callable 2/15/2006 @ 100	AAA/Aaa	1,011,178
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Intermediate Tax-Free Fund (continued)

Principal Amount	Description	Credit Rating(10)	Value

	Long-Term Municipals (continued)
	Texas (continued)
$2,000,000	Tarrant County, TX, HFDC, Revenue Bonds, 5.750% (Texas Health Resources System)/(MBIA INS), 2/15/2009 Callable 2/15/2008 @ 102	AAA/Aaa	$2,192,300
1,500,000	Tarrant County, TX, Jr. College District, GO UT, 5.375%, 2/15/2012	AAA/Aa1	1,642,395
1,180,000	Texas Water Development Board, State Revolving Fund Senior Lien Revenue Bonds (Series A), 5.250% (Original Issue Yield: 4.900%), 7/15/2004	AAA/Aaa	1,253,160

	Total		6,099,033
	Utah — 2.1%
2,020,000	Jordan, UT, School District, School Board GTD, GO UT, 5.000% (Original Issue Yield: 4.550%), 6/15/2003	AAA	2,100,982
	Virginia — 2.4%
2,190,000	Loudoun County VA, State Aid Withholding, GO UT (Series B), 5.750%, 1/1/2011 Callable 1/1/2010 @ 101	AA/Aa1	2,481,226
	Washington — 1.1%
1,000,000	Port Longview, WA, IDC, Solid Waste Disposal Revenue Bonds, 6.875% (AMT for Individuals Only) (Weyerhaeuser Co.), 10/1/2008	A	1,128,860
	Wisconsin — 10.6%
940,000	Cedarburg, WI, School District (Series B), 5.375% (FSA INS)/(Original Issue Yield: 5.000%), 3/1/2016, Callable 3/1/2011 @ 100	Aaa	993,270

Principal Amount or Shares	Description	Credit Rating(10)	Value

	Long-Term Municipals (continued)
	Wisconsin (continued)
$895,000	Cedarburg, WI, School District, GO UT (Series B) Refunding Bonds, 5.375% (Original Issue Yield: 4.930%), 3/1/2015, Callable 3/1/2011 @ 100	Aaa	$950,660
2,250,000	Green Bay, WI, Area Public School District, GO UT, 5.000% (Original Issue Yield: 4.740%), 4/1/2009	Aa2	2,412,338
1,535,000	Kenosha County, WI, (Series A), 5.000% (FGIC INS)/(Original Issue Yield: 4.500%), 3/1/2013, Callable 3/1/2010 @ 100	AAA/Aaa	1,595,218
1,035,000	River Falls, WI, School District, GO UT, 5.100% (FGIC INS)/ (Original Issue Yield: 5.099%), 4/1/2012	Aaa	1,105,608
1,650,000	Southeast WI, Professional Baseball Park District, Sales Tax Revenue Bonds, 5.450% (MBIA INS), 12/15/2012, Prerefunded 3/13/2007 @ 101	AAA/Aaa	1,824,702
1,750,000	Wisconsin State, GO UT (Series C), Water Utility & Highway Improvement Bonds, 6.000%, 5/1/2014, Callable 5/1/2010 @ 100	AA/Aa3	1,958,933

	Total		10,840,729

	Total Long-Term Municipals (identified cost $97,132,794)		101,571,258
	Mutual Funds — 2.1%
944,109	Federated Tax-Free Obligations Fund		944,109
1,227,377	Fidelity Tax Exempt Money Market Fund		1,227,377

	Total Mutual Funds (shares at net asset value)		2,171,486

	Total investments (identified cost $99,304,280)(11)		$103,742,744

(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Short-Term Income Fund

Principal Amount	Description	Value

	Asset-Backed Securities — 12.2%
$22,427	AFC Home Equity Loan Trust, Series 1993-2, Class A, 6.000%, 1/20/2013	$22,397
3,000,000	(8)(9)ARG Funding Corp., Class A2, 5.880%, 5/20/2002	3,028,650
145,798	CPS Auto Grantor Trust, Series 1997-2, Class A, 6.650%, 10/15/2002	145,952
1,500,000	Citibank Credit Card Master Trust I 1998-9, Class A, 5.300%, 1/9/2006	1,533,345
286,068	(5)(8)(9)DLJ Commercial Mortgage Corp., Series 1998- STF2, Class A1, 4.410%, 9/5/2001	286,068
2,000,000	Daimler Chrysler Auto Trust, Class A3, 6.820%, 9/6/2004	2,062,000
1,000,000	Ford Credit Auto Owner Trust 2000-G, Class A4, 6.620%, 7/15/2004	1,035,958
3,000,000	Green Tree Home Equity Loan Trust, Series 1998-B, Class B1, 7.810%, 11/15/2029	3,084,911
393,199	PNC Mortgage Securities Corp., Series 1994-1, Class T7, 6.000%, 2/25/2024	392,843
1,004,952	(8)(9)Pegasus Aviation Lease Securitization, Series 1999-1A, Class A1, 6.300%, 3/25/2029	1,020,102
1,952,605	(8)(9)Regional Jet Equipment Trust, Note, 7.771%, 9/5/2004	2,028,278
686,342	TMS Home Equity Trust, Series 1992-D2, Class A3, 7.550%, 1/15/2018	686,342

	Total Asset-Backed Securities (identified cost $14,999,228)	15,326,846
	Collateralized Mortgage Obligations — 9.9%
	Federal Home Loan Mortgage Corporation — 0.8%
1,002,607	6.050%, 9/15/2020, Series 1818, Class A	1,016,373
	Government National Mortgage Association — 3.7%
1,600,000	5.950%, 7/20/2024, Series 2001-5, Class PK	1,638,240
2,935,209	7.500%, 11/16/2027, Series 2000- 12, Class AC	3,076,158

	Total	4,714,398
	Other Financial — 5.4%
721,163	(8)(9)Capital Asset Research Funding, Series 1997-A, Class A, 6.400%, 12/15/2004	721,163
4,000,000	(8)(9)Criimi Mae CMBS Corp., Series 1998-1, Class A2, 6.009%, 6/20/2030	4,057,706
1,982,865	Securitized Asset Sales, Inc., Series 1995-4, Class A5, 7.250%, 11/25/2025	2,024,317

	Total	6,803,186

	Total Collateralized Mortgage Obligations (identified cost $12,192,144)	12,533,957

Principal Amount	Description	Value

	Mortgage Backed-Pass Through Securities — 14.3%
	Federal Home Loan Mortgage Corporation — 0.8%
$247,711	9.000%, 7/1/2014	$262,420
710,407	11.000%, 8/1/2019	800,316

	Total	1,062,736
	Federal National Mortgage Association — 13.0%
5,000,001	7.000%, 12/1/2015	5,153,101
4,999,503	7.500%, 9/1/2015	5,188,534
117,895	8.000%, 8/1/2007	120,559
873,441	8.000%, 5/1/2008	906,195
327,056	9.000%, 7/1/2009	346,476
187,296	9.000%, 1/1/2015	203,626
394,158	9.500%, 12/1/2024	431,725
728,792	9.500%, 1/1/2025	798,253
569,082	9.500%, 1/1/2025	623,321
414,873	9.500%, 1/1/2025	454,933
361,605	10.000%, 7/1/2020	401,270
505,470	10.500%, 1/1/2022	559,808
1,040,568	11.000%, 12/1/2015	1,156,331

	Total	16,344,132
	Government National Mortgage Association — 0.5%
580,081	9.000%, 12/15/2019	631,564

	Total Mortgage Backed-Pass Through Securities (identified cost $17,921,904)	18,038,432
	Corporate Bonds & Notes — 42.3%
	Automotive & Related — 5.7%
1,500,000	Ford Motor Credit Co., Note, 7.500%, 6/15/2003	1,574,280
2,000,000	Ford Motor Credit Co., Sr. Note, 6.125%, 3/20/2004	2,050,920
2,000,000	General Motors Acceptance Corp., Note, 6.380%, 1/30/2004	2,068,040
1,500,000	General Motors Acceptance Corp., Sr. Note, 5.750%, 11/10/2003	1,530,180

	Total	7,223,420
	Banks — 2.5%
1,500,000	First Chicago Corp., Sub. Note, 6.875%, 6/15/2003	1,563,165
1,500,000	NationsBank Corp., 6.125%, 7/15/2004	1,556,025

	Total	3,119,190
	Broker/Dealers — 5.9%
2,000,000	Donaldson, Lufkin and Jenrette Securities Corp., Note, 6.000%, 12/1/2001	2,011,780
1,000,000	Goldman Sachs Group, Inc., Bond, 7.625%, 8/17/2005	1,076,950
1,000,000	Merrill Lynch & Co., Inc., Note, 6.800%, 11/3/2003	1,050,080
1,300,000	Merrill Lynch & Co., Inc., Note, Series MTNB, 5.350%, 6/15/2004	1,322,438
1,000,000	Morgan Stanley, Dean Witter & Co., Unsub., 6.100%, 4/15/2006	1,024,350
1,000,000	PaineWebber Group, Inc., Note, 6.450%, 12/1/2003	1,042,890

	Total	7,528,488
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Short-Term Income Fund (continued)

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Chemicals — 1.6%
$2,000,000	(8)(9)Dow Chemical Co., Note, Series 144A, 5.250%, 5/14/2004	$2,030,080
	Electric — 2.0%
3,000,000	(5)TXU Capital, 5.140%, 10/1/2001	2,516,541
	Energy — 1.6%
2,000,000	Osprey Trust, Sr. Secd. Note, 8.310%, 1/15/2003	2,067,840
	Federal Home Loan Mortgage Corp. — 4.2%
5,000,000	Federal Home Loan Mortgage Corp., Note, 7.375%, 5/15/2003	5,289,000
	Financial Services — 4.1%
750,000	Boeing Capital Corp., Sr. Note, 7.100%, 9/27/2005	802,575
1,500,000	General Electric Capital Corp., Note, 5.375%, 4/23/2004	1,531,530
1,000,000	General Electric Capital Corp., Note, 7.500%, 6/5/2003	1,056,580
1,000,000	MBNA Global Capital Securities, Jr. Sub. Deb., 4.478%, 2/1/2027	756,060
1,000,000	Salomon Smith Barney Holdings, Inc., Note, 6.250%, 5/15/2003	1,034,130

	Total	5,180,875
	Forest Products & Paper — 0.5%
600,000	Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	613,458
	Health Care — 1.6%
2,000,000	Abbott Laboratories, Note, 5.125%, 7/1/2004	2,028,940
	Industrial Services — 0.4%
500,000	Tyco International Group, Note, 5.800%, 8/1/2006	502,210
	Insurance — 3.1%
1,000,000	Allstate Financial Global, Note, 7.125%, 9/26/2005	1,065,330
3,000,000	HSB Group, Inc., Company Guarantee, 4.680%, 7/15/2027	2,854,080

	Total	3,919,410
	Media — 1.7%
1,000,000	AOL Time Warner, Inc., Note, 6.125%, 4/15/2006	1,021,900
1,000,000	Walt Disney Co., 7.300%, 2/8/2005	1,058,300

	Total	2,080,200
	Metals — 0.6%
760,000	Alcoa, Inc., Note, 5.875%, 6/1/2006	776,621
	Real Estate — 0.8%
1,000,000	EOP Operating LP, Sr. Note, 6.375%, 2/15/2003	1,023,980
	Telecommunications — 3.5%
700,000	British Telecommunications PLC, Note, 7.625%, 12/15/2005	753,319
1,055,000	Deutsche Telekom AG, Global Bond, 7.75%, 6/15/2005	1,124,799
700,000	(8)(9)France Telecommunications, Note, Series 144A, 7.200%, 3/1/2006	739,823

Principal Amount	Description	Value

	Corporate Bonds & Notes (continued)
	Telecommunications (continued)
$1,000,000	(8)(9)Verizon Global Funding, Note, Series 144A, 6.750%, 12/1/2005	$1,051,860
700,000	WorldCom, Inc., Sr. Note, 6.25%, 8/15/2003	713,678

	Total	4,383,479
	Utilities — 0.8%
1,000,000	(8)(9)Potomac Capital Investment Corp., MTN, 7.550%, 11/19/2001	1,005,720
	Utilities — Electric — 1.7%
2,000,000	(8)(9)Limestone Electronic Trust, Sr. Note, 8.625%, 3/15/2003	2,080,460

	Total Corporate Bonds & Notes (identified cost $52,694,766)	53,369,912
	Government Agencies — 4.7%
	Federal Home Loan Bank — 0.6%
700,000	Federal Home Loan Bank System, Bond, Series 121, 5.250%, 4/25/2002	708,547
	Federal Home Loan Mortgage Corporation — 4.1%
5,000,000	Federal Home Loan Mortgage Corp., Note, 6.625%, 8/15/2002	5,149,350

	Total Government Agencies (identified cost $5,768,128)	5,857,897
	Note-Variable — 1.6%
	Financial Services — 1.6%
2,000,000	(5)(8)(9)Lehman Brothers Holdings, Inc., 4.290%, 9/3/2002 (identified cost $1,980,300)	2,005,676

	U.S. Treasury Notes — 6.5%
7,000,000	5.500%, 1/31/2003	7,196,560
1,000,000	5.750%, 11/15/2005	1,054,370

	Total U.S. Treasury Notes (identified cost $8,231,797)	8,250,930

	Total Investments in Securities (identified cost $113,788,267)	115,383,650
	(3)Repurchase Agreement — 7.7%
9,704,715	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	9,704,715

	Total Investments (identified cost $123,492,982)	$125,088,365

Money Market Fund

Principal Amount	Description	Value

	Certificates of Deposit — 2.8%
	Foreign Banks — 2.8%
$25,000,000	Canadian Imperial Bank of Commerce, NY, 4.235%, 5/16/2002	$25,001,711
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Money Market Fund (continued)

Principal Amount	Description	Value

	Certificates of Deposit (continued)
	Foreign Banks (continued)
$50,875,000	Credit Agricole Indosuez, 3.665% – 4.610%, 3/28/2002 – 8/20/2002	$50,963,440

	Total Certificates of Deposit	75,965,151
	(12)Commercial Paper — 5.2%
	Asset-Backed — 2.7%
75,000,000	(8)(9)Tannehill Capital Co., 3.650%, 10/19/2001	74,635,000
	Health Care — 2.5%
70,000,000	(8)(9)American Home Products Corp., 3.540% – 3.950%, 10/19/2001 – 10/26/2001	69,634,167

	Total Commercial Paper	144,269,167
	Corporate Bonds — 7.9%
	Banks — 0.5%
13,500,000	Wells Fargo & Co., 6.500%, 9/3/2002	13,867,000
	Beverages & Foods — 1.8%
50,000,000	(8)(9)Heinz (H.J.) Co., 6.820%, 11/15/2001	50,000,000
	Diversified Manufacturing — 0.6%
15,000,000	Siemens Capital Corp., 8.000%, 6/24/2002	15,494,619
	Foreign Banks — 0.5%
15,000,000	Commerzbank AG, NY, 4.120%, 5/9/2002	14,998,973
	Health Care — 0.6%
15,000,000	(8)(9)Lilly (Eli) & Co., 4.700%, 3/22/2002	15,000,000
	Mortgage Banking — 0.3%
8,750,000	Countrywide Home Loans, Inc., 6.900%, 10/2/2001	8,761,243
	Personal Credit — 2.1%
20,000,000	(8)(9)BMW US Capital LLC, 4.190%, 6/7/2016	19,988,188
8,000,000	Ford Motor Credit Co., 7.000%, 9/25/2001	8,001,548
13,700,000	General Motors Acceptance Corp., 5.350%, 12/7/2001	13,706,195
6,180,000	General Motors Acceptance Corp., 5.500%, 1/14/2002	6,186,834
9,315,000	General Motors Acceptance Corp., 6.750%, 2/7/2002	9,400,456

	Total	57,283,221
	Telecommunications — 1.5%
40,000,000	(8)(9)SBC Communications, Inc., 4.250%, 6/1/2002	40,000,000

	Total Corporate Bonds	215,405,056
	(5)Variable-Rate Notes — 64.4%
	Banks — 9.6%
15,000,000	Bank One Corp., 3.828%, 9/21/2001	15,001,782
25,500,000	Bank One Corp., 3.870%, 10/26/2001	25,514,460
10,000,000	Bank One Corp., 4.098%, 9/17/2001	10,001,369
17,000,000	Bank One, Illinois, N.A., 3.809%, 10/24/2001	17,010,001
15,000,000	Huntington National Bank, 3.720%, 11/15/2001	15,010,666

Principal Amount	Description	Value

	(5)Variable-Rate Notes (continued)
	Banks (continued)
$14,000,000	Huntington National Bank, 4.042%, 9/5/2001	$14,005,643
4,000,000	Key Bank, N.A., 3.790%, 9/22/2001	4,001,254
44,000,000	Key Bank, N.A., 3.858%, 9/25/2001	44,050,912
27,000,000	Key Bank, N.A., 4.008%, 9/18/2001	27,022,421
15,000,000	Mellon Financial Corp., 4.219%, 9/14/2001	15,047,304
45,000,000	National Bank of Commerce, Memphis, TN, 3.610%, 9/18/2001	44,999,597
30,580,000	Westpac Banking Co., 3.705%, 10/26/2001	30,580,578

	Total	262,245,987
	Beverages & Foods — 0.9%
25,000,000	(8)(9)Cargill, Inc., 3.623%, 11/28/2001	25,028,919
	Broker/Dealers — 11.9%
75,000,000	Bank of America, 3.540%, 11/27/2001	75,000,000
75,000,000	Bear Stearns Cos., Inc., 3.953%, 9/5/2001	75,000,000
75,000,000	Goldman Sachs & Co., 3.928%, 9/10/2001	75,000,000
35,000,000	(8)(9)J.P. Morgan & Co., Inc., 3.770%, 9/4/2001	35,000,000
15,000,000	Merrill Lynch & Co., Inc., 3.640%, 9/20/2001	15,000,000
10,000,000	Merrill Lynch & Co., Inc., 3.750%, 10/27/2001	10,001,161
40,500,000	Merrill Lynch & Co., Inc., 3.859%, 10/24/2001	40,570,416

	Total	325,571,577
	Construction Equipment — 2.7%
75,000,000	Caterpillar Financial Services Corp., 3.870%, 10/9/2001	75,000,000
	Drugs — 2.6%
70,000,000	(8)(9)Bayer Corp., 4.750%, 3/19/2002	69,993,528
	Insurance — 13.5%
40,000,000	American General Annuity Insurance Co., 3.561%, 11/20/2001	40,000,000
20,000,000	American General Finance Corp., Series E, 4.149%, 9/14/2001	20,002,244
75,000,000	(8)GE Life and Annuity Assurance Co., 3.830%, 10/20/2001	75,000,000
40,000,000	Jackson National Life Insurance Co., 3.680%, 11/1/2001	40,000,000
50,000,000	Metropolitan Life Insurance Co., 3.990%, 9/4/2001	50,000,000
10,000,000	(8)Monumental Life Insurance Co., 3.850%, 10/2/2001	10,000,000
25,000,000	(8)Monumental Life Insurance Co., 3.860%, 10/2/2001	25,000,000
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Schedule of Investments

Money Market Fund (continued)

Principal Amount	Description	Value

	(5)Variable-Rate Notes (continued)
	Insurance (continued)
$40,000,000	(8)Monumental Life Insurance Co., 3.860%, 9/4/2001	$40,000,000
20,000,000	(8)(9)Prudential Funding LCC, 3.660%, 11/16/2001	20,012,129
50,000,000	(8) Travelers Insurance Co., 3.850%, 10/1/2001	50,000,000

	Total	370,014,373
	Leasing — 0.9%
25,000,000	Paccar Financial Corp., 4.054%, 9/4/2001	25,026,784
	Mortgage Banking — 4.4%
46,000,000	Countrywide Home Loans, Inc., 3.695%, 11/15/2001	46,004,652
75,000,000	Homeside Lending, Inc., 4.075%, 10/9/2001	75,117,319

	Total	121,121,971
	Other Consumer Non-Durables — 2.0%
55,000,000	(8)(9)Unilever Capital Corp., 3.970%, 9/7/2001	55,000,000
	Personal Credit — 10.8%
25,000,000	(8)(9)American Honda Finance Corp., 3.595%, 11/13/2001	25,000,000
50,000,000	(8)(9)American Honda Finance Corp., 3.760%, 10/19/2001	50,000,000
50,000,000	Associates Corp. of North America, 3.770%, 9/26/2001	50,000,000
10,000,000	Commerzbank AG, 3.990%, 9/4/2001	10,000,690
36,400,000	Ford Motor Credit Co., 3.883%, 10/17/2001	36,409,995
16,000,000	Ford Motor Credit Co., 3.890%, 10/15/2001	16,002,012
12,000,000	General Motors Acceptance Corp., 3.769%, 11/1/2001	12,002,654
23,000,000	General Motors Acceptance Corp., 4.068%, 9/10/2001	23,008,905
35,500,000	Household Finance Corp., 3.855%, 9/27/2001	35,525,744
13,000,000	Household Finance Corp., 3.890%, 9/26/2001	13,001,387
25,000,000	Household Finance Corp., 4.126%, 9/12/2001	25,028,527

	Total	295,979,914
	Retail — 0.5%
15,000,000	Wal-Mart Stores, Inc., 5.450%, 6/1/2002	15,131,601
	Telecommunications — 4.6%
50,000,000	BellSouth Telecommunications, Inc., 3.970%, 9/4/2001	50,000,000
75,000,000	Verizon Global Funding, 3.920%, 9/15/2001	74,988,789

	Total	124,988,789

	Total Variable-Rate Notes	1,765,103,443

Shares or Principal Amount	Description	Value

	Mutual Funds — 5.5%
100,000,000	American Select Cash Reserve Fund	$100,000,000
15,668,474	Dreyfus Cash Management Fund	15,668,474
34,751,042	Goldman Sachs Financial Square Money Market Fund	34,751,042

	Total Mutual Funds (shares at net asset value)	150,419,516

	Total Investments in Securities (at amortized cost)	2,351,162,333
	(3) Repurchase Agreements — 13.9%
$ 75,000,000	Deutsche Bank Financial, Inc., 3.748%, dated 8/31/2001, due 9/4/2001	75,000,000
125,000,000	First Union Capital Markets, Inc., 3.750%, dated 8/31/2001, due 9/4/2001	125,000,000
5,767,050	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001	5,767,050
100,000,000	Morgan Stanley Group, Inc., 3.748%, dated 8/31/2001, due 9/4/2001	100,000,000
75,000,000	Salomon Smith Barney, Inc., 3.738%, dated 8/31/2001, due 9/4/2001	75,000,000

	Total Repurchase Agreements	380,767,050

	Total Investments (at amortized cost)	$2,731,929,383

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments
Note: The categories of investments are shown as a percentage of net assets for each Fund at August 31, 2001.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(2)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(3)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on current market prices.

(4)	Non-income producing.

(5)	Current rate and next demand date shown.

(6)	All or a portion of these securities are subject to dollar roll transactions.

(7)	Security held as collateral for future dollar roll transactions.

(8)
Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2001, these securities amounted to $70,183,373, $20,055,586 and $749,291,931, for Marshall Intermediate Bond Fund, Marshall Short-Term Income Fund and Marshall Money Market Fund, which represents 10.9%, 15.9% and 27.4% of net assets, respectively. Included in these amounts, securities which have been deemed liquid amounted to $70,183,373, $20,055,586 and $549,291,931, for Marshall Intermediate Bond Fund, Marshall Short-Term Income Fund and Marshall Money Market Fund, which represents 10.9%, 15.9% and 20.1% of net assets, respectively.

(9)	Denotes a restricted security which has been deemed liquid by criteria approved by the fund’s board of directors.

(10)	Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

(11)	Securities that are subject to alternative minimum tax represent 9.4% of Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.

(12)	Each issue shows the rate of discount at the time of purchase.

The following acronyms are used throughout this report:

ADR—American Depositary Receipt
AMBAC—American Municipal Bond Assurance Corporation
AMT—Alternative Minimum Tax
COL—Collateralized
FGIC—Financial Guaranty Insurance Corporation
FRN—Floating Rate Note
FSA—Financial Security Assurance
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
GO—General Obligation
GTD—Guaranteed
HFA—Housing Finance Authority
HFDC—Health Facility Development Corporation

IDC—Industrial Development Corporation
INS—Insured
ISD—Independent School District
LT—Limited Tax
MBIA—Municipal Bond Insurance Association
MTN—Medium Term Note
PCA—Pollution Control Authority
PCR—Pollution Control Revenue
PRF—Prerefunded
PSFG—Permanent School Fund Guarantee
REMIC—Real Estate Mortgage Investment Conduit
UT—Unlimited Tax

Marshall	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Equity Income Fund	$347,796,549		$78,229,644	$9,505,859	$68,723,785
Large-Cap Growth & Income Fund	298,523,989		105,129,913	12,196,379	92,933,534
Mid-Cap Value Fund	156,312,443		26,873,803	5,350,567	21,523,236
Mid-Cap Growth Fund	346,841,200		34,943,192	39,849,353	(4,906,161)
Small-Cap Growth Fund	113,743,740		11,184,775	9,709,515	1,475,260
International Stock Fund	381,924,339		18,114,912	42,697,000	(24,582,088)
Government Income Fund	443,005,257		10,418,047	1,039,448	9,378,599
Intermediate Bond Fund	617,814,004		13,471,458	3,350,628	10,120,830
Intermediate Tax-Free Fund	99,304,280		4,449,956	11,492	4,438,464
Short-Term Income Fund	123,492,982		2,373,096	777,713	1,595,383
Money Market Fund	2,731,929,383	*	—	—	—

  * at amortized cost.
(See Notes which are an integral part of the Financial Statements)
[THIS PAGE INTENTIONALLY LEFT BLANK ]
August 31, 2001
Statements of Assets and Liabilities

	Equity Income Fund		Large-Cap Growth & Income Fund	Mid-Cap Value Fund		Mid-Cap Growth Fund

Assets:
Investments in securities, at value	$405,447,773		$353,665,538	$148,305,735		$297,271,649
Investments in repurchase agreements	11,072,561		37,791,985	29,529,944		44,663,390
Short-term investments held as collateral for securities lending	326,955		—	9,676,760		24,704,938
Cash	—		—	12,386		—
Cash denominated in foreign currencies (identified cost, $865,015)	—		—	—		—
Income receivable	1,129,509		422,514	170,823		51,714
Receivable for investments sold	4,252,303		—	84,070		971,982
Receivable for capital stock sold	84,666		218,487	77,862		95,253
Receivable for daily variation margin	67,700		135,000	67,275		68,000

Total assets	422,381,467		392,233,524	187,924,855		367,826,926
Liabilities:
Payable for capital stock redeemed	442,385		97,536	36,231		372,885
Payable for income distribution	—		—	—		—
Payable for investments purchased	2,410,494		—	2,994,885		5,589,813
Payable on collateral due to broker	326,955		—	9,676,760		24,704,938
Options written, at value (premium received $542,471)	468,113		—	—		—
Net payable for foreign currency exchange contracts	—		—	—		—
Payable for dollar roll transactions	—		—	—		—
Accrued expenses	454,422		453,658	209,980		390,143

Total liabilities	4,102,369		551,194	12,917,856		31,057,779

Total Net Assets	$418,279,098		$391,682,330	$175,006,999		$336,769,147

Net Assets Consist of:
Paid-in-capital	334,105,525		321,034,334	130,214,897		340,790,698
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	69,853,144		92,130,458	21,591,977		(2,210,985)
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	13,709,388		(21,628,752)	23,157,204		(1,810,566)
Undistributed net investment income (loss)	611,041		146,290	42,921		—

Total Net Assets	$418,279,098		$391,682,330	$175,006,999		$336,769,147

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$14.70		$13.75	$12.72		$13.73
Offering Price Per Share	$14.70		$13.75	$12.72		$13.73
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$14.70		$13.75	$12.72		$13.73
Offering Price Per Share	$15.60	*	$14.59 *	$13.50	*	$14.57 *
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	—		—	—		—
Offering Price Per Share	—		—	—		—
Net Assets:
Investor Class of Shares:	$414,650,706		$386,911,474	$172,718,608		$333,718,256
Advisor Class of Shares:	3,628,392		4,770,856	2,288,391		3,050,891
Institutional Class of Shares:	—		—	—		—

Total Net Assets	$418,279,098		$391,682,330	$175,006,999		$336,769,147

Shares Outstanding:
Investor Class of Shares:	28,205,417		28,143,805	13,576,493		24,309,430
Advisor Class of Shares:	246,806		347,032	179,876		222,246
Institutional Class of Shares:	—		—	—		—

Total shares outstanding	28,452,223		28,490,837	13,756,369		24,531,676

Investments, at identified cost	$345,698,057		$296,360,805	$155,957,886		$343,150,121

    *Computation of offering price per share 100/94.25 of net asset value.
  **Computation of offering price per share 100/95.25 of net asset value.
***Computation of offering price per share 100/98.00 of net asset value.
(See Notes which are an integral part of the Financial Statements)

■  Marshall Funds

Small-Cap Growth Fund		International Stock Fund		Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Money Market Fund

$ 99,952,880		$353,217,251		$414,187,785	$597,395,090	$103,742,744	$115,383,650	$2,351,162,333
15,266,120		4,125,000		38,196,071	30,539,744	—	9,704,715	380,767,050

16,800,967		24,543,972		141,678,023	52,341,960	—	—	—
13,141		296		—	689	—	—	36,151

—		884,642		—	—	—	—	—
3,035		956,896		1,714,084	7,378,665	1,185,908	1,277,336	18,482,726
1,020,596		436,293		—	11,941,366	1,355,000	—	—
103,862		1,342,286		183,224	398,036	—	62,667	24,474,207
—		—		—	—	—	—	—

133,160,601		385,506,636		595,959,187	699,995,550	106,283,652	126,428,368	2,774,922,467

34,141		279,838		175,130	1,626,369	6,567	15,576	27,990,116
—		—		730,619	1,493,598	303,325	245,010	6,204,482
8,361,982		595,935		—	—	3,618,450	—	—
16,800,967		24,543,972		141,678,023	52,341,960	—	—	—
—		—		—	—	—	—	—
—		901		—	—	—	—	—
—		—		70,307,328	—	—	—	—
167,776		515,061		308,841	440,970	55,647	62,929	1,128,438

25,364,866		25,935,707		213,199,941	55,902,897	3,983,989	323,515	35,323,036

$107,795,735		$359,570,929		$382,759,246	$644,092,653	$102,299,663	$126,104,853	$2,739,599,431

101,383,009		430,783,233		382,224,525	660,909,567	99,042,265	131,494,394	2,739,745,253

4,850,810		(23,251,038)		9,378,599	10,120,830	4,438,464	1,595,383	—

1,561,916		(44,921,352)		(8,844,143)	(26,942,213)	(1,180,662)	(6,984,906)	(145,822)
—		(3,039,914)		265	4,469	(404)	(18)	—

$107,795,735		$359,570,929		$382,759,246	$644,092,653	$102,299,663	$126,104,853	$2,739,599,431

$12.59		$10.73		$9.53	$9.51	$10.35	$9.54	$1.00
$12.59		$10.73		$9.53	$9.51	$10.35	$9.54	$1.00

$12.59		$10.73		$9.53	$9.51	—	$9.54	$1.00
$13.36	*	$11.38	*	$10.01 **	$9.98 **	—	$9.73 ***	$1.00

—		$10.77		—	—	—	—	$1.00
—		$10.77		—	—	—	—	$1.00

$105,397,077		$246,648,959		$380,308,214	$640,862,989	$102,299,663	$126,008,027	$1,697,199,868
2,398,658		3,554,574		2,451,032	3,229,664	—	96,826	127,706,938
—		109,367,396		—	—	—	—	914,692,625

$107,795,735		$359,570,929		$382,759,246	$644,092,653	$102,299,663	$126,104,853	$2,739,599,431

8,370,005		22,993,694		39,894,583	67,386,726	9,883,205	13,214,175	1,697,296,816
190,490		331,367		257,118	339,600	—	10,155	127,718,962
—		10,152,371		—	—	—	—	914,729,475

8,560,495		33,477,432		40,151,701	67,726,326	9,883,205	13,224,330	2,739,745,253

$110,368,190		$380,629,762		$443,005,257	$617,814,004	$ 99,304,280	$123,492,982	$2,731,929,383

Year Ended August 31, 2001
Statements of Operations

	Equity Income Fund	Large-Cap Growth & Income Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund
Investment Income:
Interest income	$ 710,422	$ 1,718,298	$ 721,989	$ 2,507,482	$ 933,707
Dividend income	9,020,064 (1)	3,667,582 (1)	1,194,329 (1)	677,644	132,276 (1)

Total income	9,730,486	5,385,880	1,916,318	3,185,126	1,065,983

Expenses:
Investment adviser fee	3,235,950	3,303,427	982,930	2,993,863	1,110,283
Shareholder services fees—
Investor Class of Shares	1,071,378	1,090,102	323,669	990,584	272,656
Advisor Class of Shares	7,272	11,041	3,974	7,370	4,915
Administrative fees	412,653	420,778	123,211	381,328	105,181
Custodian fees	68,146	69,046	26,212	64,918	22,206
Portfolio accounting fees	102,937	102,557	57,694	98,195	57,282
Transfer and dividend disbursing agent fees	141,039	151,397	107,546	114,224	100,518
Registration fees	28,078	19,383	30,965	27,800	20,360
Auditing fees	14,483	14,483	14,482	14,483	14,482
Legal fees	4,323	4,223	4,279	4,323	4,279
Printing and postage	22,772	29,334	19,469	25,291	20,493
Directors’ fees	5,455	5,455	5,455	5,455	5,455
Insurance premiums—
E&O/D&O	1,980	2,226	969	2,299	1,117
Default Insurance	—	—	—	—	—
Distribution services fees—
Advisor Class of Shares	7,272	11,041	3,974	7,370	4,915
Miscellaneous	12,772	11,820	4,051	11,482	13,545

Total expenses	5,136,510	5,246,313	1,708,880	4,748,985	1,757,687

Deduct—
Waiver of investment adviser fee	—	—	—	—	—
Waiver of shareholder services fees—
Investor Class of Shares	—	—	—	—	—
Advisor Class of Shares	(7,272)	(11,041)	(3,974)	(7,370)	(4,915)

Total Waivers	(7,272)	(11,041)	(3,974)	(7,370)	(4,915)

Net expenses	5,129,238	5,235,272	1,704,906	4,741,615	1,752,772

Net investment income (net operating loss)	4,601,248	150,608	211,412	(1,556,489)	(686,789)

Net Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currency and Futures Contracts:
Net realized gain (loss) on investment transactions and options (identified cost basis)	19,832,156	(17,367,829)	24,875,839	7,534,050	10,664,839
Net realized loss on futures contracts (identified cost basis)	(3,441,318)	(1,892,744)	(1,089,843)	(1,534,067)	(4,176,868)
Net realized loss on foreign currency contracts (identified cost basis)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	(11,491,423)	(108,663,462)	3,878,691	(188,928,073)	(46,191,525)

Net realized and unrealized gain (loss) on investments, options, foreign currency and futures contracts	4,899,415	(127,924,035)	27,664,687	(182,928,090)	(39,703,554)

Change in net assets resulting from operations	$ 9,500,663	$(127,773,427)	$27,876,099	$(184,484,579)	$(40,390,343)

(1)	Net of foreign taxes withheld of $52,832, $41,333, $3,769, $986 and $832,171.
(2)	Net of dollar roll expense of $1,676,058.

(See Notes which are an integral part of the Financial Statements)

■  Marshall Funds

International Stock Fund		Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Money Market Fund

$ 1,127,461		$25,946,881 (2)	$41,952,431	$4,660,013	$ 8,292,000	$138,533,465
6,188,286	(1)	—	—	—	—	—

7,315,747		25,946,881	41,952,431	4,660,013	8,292,000	138,533,465

4,231,619		2,816,490	3,786,559	574,985	743,887	3,734,926

723,445		934,086	1,571,418	239,577	308,976	4,417,915
8,831		4,744	6,315	—	132	305,964
397,420		359,874	582,362	95,161	123,125	1,256,944
192,783		62,553	88,109	19,166	24,796	273,995
135,182		94,947	115,914	50,688	50,903	216,051
123,033		140,873	140,817	41,358	46,851	502,514
33,626		25,312	26,158	16,813	21,992	112,469
14,367		14,367	14,482	14,482	14,482	14,482
5,223		4,939	4,424	4,278	4,122	3,294
46,328		19,159	16,827	8,570	14,368	49,281
5,455		5,455	5,455	5,455	5,455	5,455

2,130		1,768	2,589	923	1,012	32,435
—		—	—	—	—	230,920

8,831		4,744	6,315	—	132	367,157
12,707		12,476	16,019	3,336	4,762	41,106

5,940,980		4,501,787	6,383,763	1,074,792	1,364,995	11,564,908

(69,950)		(375,532)	(378,656)	(258,743)	(421,536)	(1,244,975)

—		(859,359)	(1,445,704)	(220,411)	(284,258)	—

(8,831)		(4,744)	(6,315)	—	(132)	—

(78,781)		(1,239,635)	(1,830,675)	(479,154)	(705,926)	(1,244,975)

5,862,199		3,262,152	4,553,088	595,638	659,069	10,319,933

1,453,548		22,684,729	37,399,343	4,064,375	7,632,931	128,213,532

(43,502,687)		4,584,409	1,466,569	638,957	(937,731)	(145,822)

—		—	—	—	—	—

(1,316,950)		—	—	—	—	—

(88,132,643)		8,754,436	22,426,317	3,255,563	5,233,523	—

(132,952,280)		13,338,845	23,892,886	3,894,520	4,295,792	(145,822)

$(131,498,732)		$36,023,574	$61,292,229	$7,958,895	$11,928,723	$128,067,710

Statements of Changes in Net Assets

	Equity Income Fund		Large-Cap Growth & Income Fund
	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income (net operating loss)	$ 4,601,248	$ 7,141,771	$ 150,608	$ 747,912
Net realized gain (loss) on investment transactions and options	19,832,156	2,233,598	(17,367,829)	18,273,661
Net realized gain (loss) on futures contracts	(3,441,318)	(1,956,160)	(1,892,744)	835,082
Net realized gain (loss) on foreign currency contracts	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments, options, futures contracts and foreign currency translation	(11,491,423)	(26,557,016)	(108,663,462)	56,779,442

Change in net assets resulting from operations	9,500,663	(19,137,807)	(127,773,427)	76,636,097

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(4,113,180)	(7,232,301)	(387,709)	(559,340)
Advisor Class of Shares	(25,729)	(21,149)	(3,696)	(1,908)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(2,914,298)	(42,937,425)	(21,253,461)	(23,537,005)
Advisor Class of Shares	(17,420)	(111,260)	(199,698)	(83,328)
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(7,070,627)	(50,302,135)	(21,844,564)	(24,181,581)

Capital Stock Transactions—
Proceeds from sale of shares	58,546,071	51,094,529	61,140,401	108,359,514
Net asset value of shares issued to shareholders in payment of distributions declared	4,633,964	45,336,115	21,325,052	23,343,663
Cost of shares redeemed	(73,256,581)	(139,115,322)	(54,975,248)	(78,290,306)

Change in net assets resulting from capital stock transactions	(10,076,546)	(42,684,678)	27,490,205	53,412,871

Change in net assets	(7,646,510)	(112,124,620)	(122,127,786)	105,867,387
Net Assets:
Beginning of period	425,925,608	538,050,228	513,810,116	407,942,729

End of period	$418,279,098	$425,925,608	$391,682,330	$513,810,116

Undistributed net investment income (loss) included in net assets at end of period	$ 611,041	$ 148,702	$ 146,290	$ 387,087

(See Notes which are an integral part of the Financial Statements)

■  Marshall Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund		Government Income Fund
Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000

$ 211,412	$ 951,740	$ (1,556,489)	$ (2,892,235)	$ (686,789)	$ (1,455,845)	$ 1,453,548	$ (1,419,327)	$ 22,684,729	$ 21,143,682
24,875,839	7,204,028	7,534,050	94,084,907	10,664,839	12,195,721	(43,502,687)	48,386,644	4,584,409	(6,282,615)
(1,089,843)	(708,544)	(1,534,067)	1,161,174	(4,176,868)	(61,656)	—	—	—	—
—	—	—	—	—	—	(1,316,950)	42,214	—	—

3,878,691	1,264,711	(188,928,073)	119,851,804	(46,191,525)	46,005,960	(88,132,643)	34,520,660	8,754,436	6,364,707

27,876,099	8,711,935	(184,484,579)	212,205,650	(40,390,343)	56,684,180	(131,498,732)	81,530,191	36,023,574	21,225,774

(668,603)	(612,736)	—	—	—	—	—	(2,733,118)	(22,613,781)	(20,983,438)
(7,436)	(3,207)	—	—	—	—	—	(8,249)	(110,393)	(61,948)
—	—	—	—	—	—	—	(820,442)	—	—

(6,653,072)	(14,371,836)	(97,066,185)	(28,643,051)	(13,280,301)	(3,312,795)	(33,371,017)	(22,694,282)	—	—
(74,513)	(74,699)	(663,495)	(59,592)	(201,636)	(19,849)	(390,149)	(67,987)	—	—
—	—	—	—	—	—	(15,060,189)	(6,274,748)	—	—

(7,403,624)	(15,062,478)	(97,729,680)	(28,702,643)	(13,481,937)	(3,332,644)	(48,821,355)	(32,598,826)	(22,724,174)	(21,045,386)

75,859,768	23,950,177	75,745,858	231,402,879	42,699,451	100,142,944	247,575,054	947,444,950	65,432,184	307,099,408

7,061,197	14,540,874	96,392,588	28,303,949	13,289,856	3,289,762	47,791,410	30,622,693	14,045,043	12,678,694
(36,009,370)	(53,448,476)	(97,686,196)	(196,206,036)	(55,428,320)	(99,062,882)	(243,821,846)	(809,396,336)	(68,738,231)	(279,275,501)

46,911,595	(14,957,425)	74,452,250	63,500,792	560,987	4,369,824	51,544,618	168,671,307	10,738,996	40,502,601

67,384,070	(21,307,968)	(207,762,009)	247,003,799	(53,311,293)	57,721,360	(128,775,469)	217,602,672	24,038,396	40,682,989

107,622,929	128,930,897	544,531,156	297,527,357	161,107,028	103,385,668	488,346,398	270,743,726	358,720,850	318,037,861

$175,006,999	$107,622,929	$336,769,147	$544,531,156	$107,795,735	$161,107,028	$359,570,929	$488,346,398	$382,759,246	$358,720,850

$ 42,921	$ 507,577	$ —	$ —	$ —	$ —	$ (3,039,914)	$ (3,817,818)	$ 265	$ (28,501)

Statements of Changes in Net Assets

	Intermediate Bond Fund
	Year Ended August 31, 2001	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 37,399,343	$ 37,991,992
Net realized gain (loss) on investment transactions	1,466,569	(3,684,098)
Net change in unrealized appreciation (depreciation) of investments	22,426,317	2,420,621

Change in net assets resulting from operations	61,292,229	36,728,515

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(37,280,833)	(37,717,011)
Advisor Class of Shares	(143,096)	(94,507)
Institutional Class of Shares	—	—

Change in net assets resulting from distributions to shareholders	(37,423,929)	(37,811,518)

Capital Stock Transactions—
Proceeds from sale of shares	161,319,013	119,622,028
Net asset value of shares issued to shareholders in payment of distributions declared	17,371,080	16,258,636
Cost of shares redeemed	(173,414,101)	(119,772,442)

Change in net assets resulting from capital stock transactions	5,275,992	16,108,222

Change in net assets	29,144,292	15,025,219
Net Assets:
Beginning of period	614,948,361	599,923,142

End of period	$644,092,653	$614,948,361

Undistributed net investment income (loss) included in net assets at end of period	$ 4,469	$ (5,988)

(See Notes which are an integral part of the Financial Statements)
■  Marshall Funds
Intermediate Tax-Free Fund		Short-Term Income Fund		Money Market Fund
Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000	Year Ended August 31, 2001	Year Ended August 31, 2000

$ 4,064,375	$ 4,360,787	$ 7,632,931	$ 8,624,412	$ 128,213,532	$ 107,507,525
638,957	(1,398,605)	(937,731)	(961,032)	(145,822)	—
3,255,563	2,117,750	5,233,523	(1,939,514)	—	—

7,958,895	5,079,932	11,928,723	5,723,866	128,067,710	107,507,525

(4,064,724)	(4,360,917)	(7,653,555)	(8,574,095)	(92,313,480)	(97,455,147)
—	—	(3,006)	—	(6,001,217)	(7,473,721)
—	—	—	—	(29,898,835)	(2,578,657)

(4,064,724)	(4,360,917)	(7,656,561)	(8,574,095)	(128,213,532)	(107,507,525)

18,030,777	11,329,789	42,309,425	149,710,835	9,007,684,945	6,665,307,146
379,104	353,560	4,317,480	4,863,722	30,419,965	29,925,093
(15,558,697)	(25,580,540)	(47,297,424)	(164,163,724)	(8,357,725,162)	(6,417,958,941)

2,851,184	(13,897,191)	(670,519)	(9,589,167)	680,379,748	277,273,298

6,745,355	(13,178,176)	3,601,643	(12,439,396)	680,233,926	277,273,298

95,554,308	108,732,484	122,503,210	134,942,606	2,059,365,505	1,782,092,207

$102,299,663	$ 95,554,308	$126,104,853	$122,503,210	$ 2,739,599,431	$ 2,059,365,505

$ (404)	$ 340	$ (18)	$ 25,588	$ —	$ —

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (operating loss)		Net realized and unrealized gain/(loss) on investments, options, futures contracts and foreign currency		Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts, and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets					Net assets, end of period (000 omitted)	Portfolio turnover rate
												Expenses		Net investment income/ (net operating loss)		Expense waiver(2)
Equity Income Fund
1997	$13.00	0.33		3.51		3.84	(0.34)	(0.86)	(1.20)	$15.64	30.95%	1.22%		2.31%		—	$ 331,730	61%
1998	$15.64	0.31		(0.19	)(3)	0.12	(0.32)	(1.27)	(1.59)	$14.17	0.04%	1.17%		2.01%		—	$ 458,865	69%
1999	$14.17	0.28		3.59		3.87	(0.29)	(1.04)	(1.33)	$16.71	27.92%	1.17%		1.73%		—	$ 537,295	72%
2000	$16.71	0.23		(0.73)		(0.50)	(0.23)	(1.36)	(1.59)	$14.62	(2.80)%	1.16%		1.54%		—	$ 423,845	98%
2001	$14.62	0.16		0.16		0.32	(0.14)	(0.10)	(0.24)	$14.70	2.20%	1.19%		1.07%		—	$ 414,651	78%
Large-Cap Growth & Income Fund
1997	$12.16	0.10		3.76		3.86	(0.12)	(1.94)	(2.06)	$13.96	34.50%	1.23%		0.78%		—	$ 269,607	43%
1998	$13.96	0.06		0.46		0.52	(0.06)	(1.18)	(1.24)	$13.24	3.44%	1.21%		0.40%		—	$ 274,821	33%
1999	$13.24	0.06		5.01		5.07	(0.06)	(0.77)	(0.83)	$17.48	38.98%	1.20%		0.32%		—	$ 407,031	32%
2000	$17.48	0.03		2.72		2.75	(0.02)	(0.99)	(1.01)	$19.22	16.35%	1.18%		0.16%		—	$ 510,195	71%
2001	$19.22	0.01		(4.66)		(4.65)	(0.01)	(0.81)	(0.82)	$13.75	(24.79)%	1.19%		0.03%		—	$ 386,911	63%
Mid-Cap Value Fund
1997	$11.98	0.15		3.05		3.20	(0.15)	(1.89)	(2.04)	$13.14	30.20%	1.23%		1.20%		—	$ 145,143	55%
1998	$13.14	0.10		(0.92)		(0.82)	(0.12)	(1.95)	(2.07)	$10.25	(7.75)%	1.25%		0.96%		—	$ 134,620	59%
1999	$10.25	0.11		2.10		2.21	(0.12)	(0.94)	(1.06)	$11.40	21.92%	1.25%		0.96%		—	$ 128,575	90%
2000	$11.40	0.09		0.79		0.88	(0.05)	(1.38)	(1.43)	$10.85	9.29%	1.33%		0.86%		—	$ 106,569	94%
2001	$10.85	0.02		2.62		2.64	(0.07)	(0.70)	(0.77)	$12.72	25.80%	1.30%		0.16%		—	$ 172,719	104%
Mid-Cap Growth Fund
1997	$13.56	(0.08)		2.56		2.48	—	(1.22)	(1.22)	$14.82	19.14%	1.24%		(0.52)%		—	$ 196,983	211%
1998	$14.82	(0.13)		(0.93)		(1.06)	—	(1.81)	(1.81)	$11.95	(8.77)%	1.23%		(0.79)%		—	$ 187,388	167%
1999	$11.95	(0.11)		6.26		6.15	—	(0.82)	(0.82)	$17.28	53.41%	1.21%		(0.73)%		—	$ 297,249	173%
2000	$17.28	(0.16	)(4)	12.00		11.84	—	(1.69)	(1.69)	$27.43	71.91%	1.18%		(0.66)%		—	$ 541,805	108%
2001	$27.43	(0.06	)(4)	(8.67)		(8.73)	—	(4.97)	(4.97)	$13.73	(34.17)%	1.19%		(0.39)%		—	$ 333,718	118%
Small-Cap Growth Fund
1997(5)	$10.00	(0.08)		2.27		2.19	—	—	—	$12.19	21.90%	1.80%	(6)	(0.94)%	(6)	—	$ 56,425	183%
1998	$12.19	(0.22)		(1.66)		(1.88)	—	(0.49)	(0.49)	$ 9.82	(16.25)%	1.60%		(1.18)%		—	$ 79,858	139%
1999	$ 9.82	(0.11)		2.69		2.58	—	(0.02)	(0.02)	$12.38	26.30%	1.59%		(0.90)%		—	$ 102,992	219%
2000	$12.38	(0.18	)(4)	7.03		6.85	—	(0.41)	(0.41)	$18.82	56.14%	1.59%		(1.03)%		—	$ 159,336	105%
2001	$18.82	(0.08	)(4)	(4.52)		(4.60)	—	(1.63)	(1.63)	$12.59	(24.23)%	1.58%		(0.62)%		—	$ 105,397	287%
International Stock Fund
1997	$11.08	0.18		2.29		2.47	(0.26)	(0.09)	(0.35)	$13.20	22.73%	1.59%		1.80%		—	$ 226,849	26%
1998	$13.20	0.26		(1.42)		(1.16)	(0.21)	(0.29)	(0.50)	$11.54	(9.09)%	1.49%		2.01%		—	$ 225,248	24%
1999	$11.54	0.09		2.45		2.54	(0.25)	—	(0.25)	$13.83	22.20%	1.51%		0.79%		0.01%	$ 270,315	182%
2000	$13.83	(0.07	)(4)	4.09		4.02	(0.16)	(1.36)	(1.52)	$16.33	28.09%	1.50%		(0.40)%		0.02%	$ 351,242	225%
2001	$16.33	0.03	(4)	(4.02)		(3.99)	—	(1.61)	(1.61)	$10.73	(26.36)%	1.46%		0.25%		0.02%	$ 246,649	156%

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (operating loss)	Net realized and unrealized gain/(loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Expenses	Net investment income/ (net operating loss)	Expense waiver(2)
Government Income Fund
1997	$ 9.27	0.62	0.22	0.84	(0.62)	—	(0.62)	$ 9.49	9.35%	0.86%	6.62%	0.38%	$ 203,642	299%
1998	$ 9.49	0.61	0.21	0.82	(0.61)	—	(0.61)	$ 9.70	8.92%	0.87%	6.38%	0.34%	$ 280,313	353%
1999	$ 9.70	0.54	(0.48)	0.06	(0.54)	—	(0.54)	$ 9.22	0.62%	0.86%	5.69%	0.33%	$ 317,284	232%
2000	$ 9.22	0.57	(0.02)	0.55	(0.57)	—	(0.57)	$ 9.20	6.20%	0.85%	6.28%	0.33%	$ 357,229	192%
2001	$ 9.20	0.57	0.33	0.90	(0.57)	—	(0.57)	$ 9.53	10.02%	0.87%	6.04%	0.33%	$ 380,308	122%
Intermediate Bond Fund
1997	$ 9.26	0.58	0.18	0.76	(0.58)	—	(0.58)	$ 9.44	8.42%	0.72%	6.17%	0.31%	$ 398,234	144%
1998	$ 9.44	0.58	0.16	0.74	(0.58)	—	(0.58)	$ 9.60	8.00%	0.71%	6.02%	0.29%	$ 589,669	148%
1999	$ 9.60	0.55	(0.43)	0.12	(0.55)	—	(0.55)	$ 9.17	1.28%	0.71%	5.85%	0.28%	$ 598,970	181%
2000	$ 9.17	0.57	(0.01)	0.56	(0.57)	—	(0.57)	$ 9.16	6.35%	0.70%	6.31%	0.29%	$ 612,980	243%
2001	$ 9.16	0.55	0.35	0.90	(0.55)	—	(0.55)	$ 9.51	10.14%	0.72%	5.93%	0.29%	$ 640,863	273%
Intermediate Tax-Free Fund
1997	$ 9.83	0.43	0.21	0.64	(0.43)	—	(0.43)	$10.04	6.67%	0.61%	4.35%	0.54%	$ 88,108	53%
1998	$10.04	0.43	0.29	0.72	(0.43)	—	(0.43)	$10.33	7.31%	0.61%	4.22%	0.51%	$ 101,592	68%
1999	$10.33	0.42	(0.41)	0.01	(0.42)	(0.07)	(0.49)	$ 9.85	0.02%	0.61%	4.11%	0.48%	$ 108,732	53%
2000	$ 9.85	0.43	0.10	0.53	(0.43)	—	(0.43)	$ 9.95	5.58%	0.60%	4.43%	0.49%	$ 95,554	71%
2001	$ 9.95	0.43	0.40	0.83	(0.43)	—	(0.43)	$10.35	8.52%	0.62%	4.24%	0.50%	$ 102,300	51%
Short-Term Income Fund
1997	$ 9.59	0.63	0.04	0.67	(0.62)	—	(0.62)	$ 9.64	7.20%	0.49%	6.46%	0.59%	$ 148,781	101%
1998	$ 9.64	0.61	(0.03)	0.58	(0.61)	—	(0.61)	$ 9.61	6.22%	0.50%	6.40%	0.55%	$ 133,186	90%
1999	$ 9.61	0.55	(0.21)	0.34	(0.55)	—	(0.55)	$ 9.40	3.59%	0.51%	5.74%	0.56%	$ 134,943	163%
2000	$ 9.40	0.60	(0.19)	0.41	(0.60)	—	(0.60)	$ 9.21	4.46%	0.50%	6.43%	0.57%	$ 122,503	72%
2001	$ 9.21	0.58	0.33	0.91	(0.58)	—	(0.58)	$ 9.54	10.16%	0.53%	6.16%	0.57%	$ 126,008	79%
Money Market Fund
1997	$ 1.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 1.00	5.35%	0.41%	5.22%	0.26%	$1,290,659	—
1998	$ 1.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 1.00	5.51%	0.41%	5.37%	0.25%	$1,588,817	—
1999	$ 1.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 1.00	4.98%	0.41%	4.86%	0.25%	$1,663,740	—
2000	$ 1.00	0.06	—	0.06	(0.06)	—	(0.06)	$ 1.00	5.88%	0.44%	5.73%	0.16%	$1,776,669	—
2001	$ 1.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 1.00	5.32%	0.46%	5.22%	0.05%	$1,697,200	—

(1) (2) (3)	Based on net asset value.
This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown.
The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.	(4) (5) (6)
Per share information is based on average shares outstanding.
Reflects operations for the period from September 3, 1996 (date of initial public investment) to August 31, 1997.
Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)

August 31, 2001
Notes to Financial Statements

1.  Organization

        Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Investment Objective
Marshall Equity Income Fund (“Equity Income Fund”)	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth & Income Fund (“Large-Cap Income Fund”)	To provide capital appreciation and income.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	To provide capital appreciation.
Marshall Government Income Fund (“Government Income Fund”)	To provide current income.
Marshall Intermediate Bond Fund (“Intermediate Bond Fund”)	To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)	To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	To maximize total return consistent with current income.
Marshall Money Market Fund (“Money Market Fund”)	To provide current income consistent with stability of principal.

        The Funds (except Intermediate Tax-Free Fund) are offered in two classes of shares: Investor Class of Shares and Advisor Class of Shares. International Stock Fund and Money Market Fund offer three classes of shares: Investor Class of Shares, Advisor Class of Shares and Institutional Class of Shares. Effective October 31, 2000, Short-Term Income Fund began offering a second class of shares, Advisor Class of Shares. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. The Financial Highlights of Advisor Class of Shares and Institutional Class of Shares of the Funds are presented in separate annual reports.

2.  Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

        Investment Valuations—Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Money Market Fund’s use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”).

        Repurchase Agreements—It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

        The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

■  Marshall Funds
        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Funds offer multiple classes of shares (except Intermediate Tax-Free Fund), which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

        In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

        Reclassification—Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily attributable to differing book/tax treatments of net operating loss and foreign currency transactions. Amounts as of August 31, 2001 have been reclassed to reflect the following:

	Increase (Decrease)

Fund Name	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
Equity Income Fund	$ 26,960	$ (26,960)	$ —
Mid-Cap Value Fund	—	29	(29)
Mid-Cap Growth Fund	(404,091)	(1,152,398)	1,556,489
Small-Cap Growth Fund	1,263,166	(1,949,955)	686,789
International Stock Fund	(3,797,658)	4,473,302	(675,644)
Government Income Fund	(70,024)	1,813	68,211
Intermediate Bond Fund	(35,043)	—	35,043
Intermediate Tax-Free Fund	395	—	(395)
Short-Term Income Fund	2	1,974	(1,976)

        Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

        Federal Taxes—It is the Funds’ policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

        Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

        At August 31, 2001, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

Fund	Capital Loss Carryforward to Expire in 2002	Capital Loss Carryforward to Expire in 2003	Capital Loss Carryforward to Expire in 2004	Capital Loss Carryforward to Expire in 2005	Capital Loss Carryforward to Expire in 2006	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008	Capital Loss Carryforward to Expire in 2009	Total Capital Loss Carryforward
Large Cap Growth & Income Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$4,529,087	$ 4,529,087
International Stock Fund	—	—	—	—	—	—	—	2,042,934	2,042,934
Government Income Fund	—	—	—	—	—	—	8,704,539	—	8,704,539
Intermediate Bond Fund	—	10,386,677	6,100,494	—	—	—	2,990,074	—	19,477,245
Intermediate Tax-Free Fund	—	—	—	—	—	—	529,729	650,932	1,180,661
Short-Term Income Fund	302,405	1,898,650	556,158	545,815	618,371	952,637	222,218	928,524	6,024,778
Notes to Financial Statements (continued)

        Additionally, the following net capital losses or currency losses attributable to security transactions incurred after October 31, 2000 are treated as arising on September 1, 2001, the first day of each Fund’s next taxable year:

Fund	Capital Loss	Currency Loss
Large Cap Growth & Income Fund	$ 17,902,739	—
International Stock Fund	41,583,841	$3,039,914
Government Income Fund	139,722	—
Intermediate Bond Fund	7,468,389	—
Short-Term Income Fund	966,080	—
Money Market Fund	145,822	—

        When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Futures Contracts—Equity Income Fund, Large-Cap Growth & Income Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

        At August 31, 2001, Small-Cap Growth Fund had no outstanding futures contracts.

        At August 31, 2001, the Equity Income Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
September 2001	51 S&P 500	Long	$(1,043,491)

        At August 31, 2001, the Large-Cap Growth & Income Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
September 2001	100 S&P 500	Long	$(2,966,260)

        At August 31, 2001, the Mid-Cap Value Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
September 2001	39 S&P 400	Long	$(285,816)

        At August 31, 2001, the Mid-Cap Growth Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
September 2001	40 NASDAQ 100	Long	$(995,903)

        Written Options Contracts—Equity Income Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended August 31, 2001, the Equity Income Fund had $2,159,230 in realized gains on written options.

■  Marshall Funds
        The following is a summary of the Equity Income Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/00	1,495	$ 435,625
Options written	49,440	3,843,715
Options expired	(28,025)	(2,348,572)
Options closed	(12,420)	(1,388,297)

Outstanding @ 8/31/01	10,490	$ 542,471

        At August 31, 2001, the Equity Income Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
New York Times Co.	Call	October 2001	$50.00	250	$3,750	$ 20,499
Baker Hughes Inc.	Put	October 2001	30.00	500	47,500	(6,001)
Bear Stearns Cos., Inc.	Put	October 2001	40.00	225	5,063	3,712
Bellsouth Corp.	Put	October 2001	35.00	520	26,000	(521)
Boeing Co.	Put	September 2001	50.00	400	40,000	(2,051)
Burlington Resources Inc.	Put	September 2001	35.00	500	22,500	(3,001)
Du Pont (E.I. De Nemours)	Put	October 2001	35.00	500	10,000	11,999
El Paso Corp.	Put	September 2001	40.00	350	5,250	15,049
Enron Corp.	Put	October 2001	30.00	1,000	77,500	(21,502)
Ford Motor Co.	Put	September 2001	20.00	700	42,000	(18,201)
General Electric Co.	Put	September 2001	37.50	500	16,250	7,749
Hewlett Packard Co.	Put	September 2001	20.00	500	5,000	21,499
Hewlett Packard Co.	Put	September 2001	22.50	500	35,000	(10,501)
Honeywell International Inc.	Put	September 2001	30.00	645	9,675	22,509
Limited Inc.	Put	November 2001	12.50	800	26,000	13,199
Motorola Inc.	Put	September 2001	15.00	750	15,000	17,999
Ryder System Inc.	Put	November 2001	15.00	1,000	17,500	21,499
Schlumberger Ltd.	Put	September 2001	45.00	600	28,500	299
TRW Inc.	Put	September 2001	35.00	250	35,625	(19,876)

Net Unrealized Appreciation on Written Options Contracts						$ 74,358

        Foreign Exchange Contracts- International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of August 31, 2001, International Stock Fund had outstanding foreign currency exchange contracts as set forth below:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange	Contracts at Value	Unrealized Depreciation
Contract Purchased:
9/1/01	109,954 British Pound Sterling	$ 160,533	$ 159,642	$ (891)
Contract Sold:
9/1/01	4,989,130 Korean Won	3,891	3,901	(10)

Net Unrealized Depreciation on Foreign Currency Exchange Contracts				$ (901)

Notes to Financial Statements (continued)

        Foreign Currency Translation—The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Dollar Roll Transactions—The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds’ current yield and total return.

        Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to M&I Trust Company for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund’s securities may be invested jointly with collateral received for loans of other Funds’ securities.

        As of August 31, 2001, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
Equity Income Fund	$ 318,760	$ 326,955	$ 326,955
Mid-Cap Value Fund	9,434,218	9,676,760	9,676,760
Mid-Cap Growth Fund	24,085,723	24,704,938	24,704,938
Small-Cap Growth Fund	16,379,861	16,800,967	16,800,967
International Stock Fund	23,928,792	24,543,972	24,543,972
Government Income Fund	138,126,947	141,678,023	141,678,023
Intermediate Bond Fund	51,030,040	52,341,960	52,341,960

        Individual reinvested cash collateral securities at August 31, 2001 are as follows:

Investments	Equity Income Fund	Mid- Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Total
Provident Money Market Fund	$ 1,905	$ 56,385	$ 143,951	$ 97,897	$ 143,013	$ 825,533	$ 304,988	$ 1,573,672
Merrimac Money Market Fund	146,408	4,333,163	11,062,641	7,523,316	10,990,562	63,442,098	23,438,241	120,936,429
Dreyfus Cash Management Plus	113,269	3,352,388	8,558,704	5,820,476	8,502,940	49,082,506	18,133,191	93,563,474
Financial Square Money Market Fund	1,211	35,830	91,475	62,208	90,879	524,591	193,806	1,000,000
JP Morgan Master Note	15,738	465,791	1,189,173	808,715	1,181,425	6,819,676	2,519,482	13,000,000
Williamette Ind. Master Note	18,159	537,451	1,372,123	933,133	1,363,183	7,868,857	2,907,094	15,000,000
Danaher Corp. Master Note	12,106	358,301	914,748	622,089	908,787	5,245,905	1,938,064	10,000,000
First Union National Bank Note	18,159	537,451	1,372,123	933,133	1,363,183	7,868,857	2,907,094	15,000,000

■  Marshall Funds

        Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Intermediate Bond Fund’s and Short-Term Income Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund’s pricing committee. The Money Market Fund’s restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held by the Money Market Fund at August 31, 2001 is as follows:

Security	Fund Acquisition Date	Acquisition Cost
GE Life & Annuity Funding Agreement	4/20/2001	$75,000,000
Monumental Life Funding Agreement	7/23/2001	40,000,000
Monumental Life Funding Agreement	5/17/2000	10,000,000
Monumental Life Funding Agreement	2/5/2001	25,000,000
Travelers Insurance Company	1/19/2001	50,000,000

        Other—Investment transactions are accounted for on a trade date basis.

3. Capital Stock

        The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At August 31, 2001, the capital paid-in was as follows:

Fund	Capital Paid-In
Equity Income Fund	$ 334,105,525
Large-Cap Growth & Income Fund	321,034,334
Mid-Cap Value Fund	130,214,897
Mid-Cap Growth Fund	340,790,698
Small-Cap Growth Fund	101,383,009
International Stock Fund	430,783,233
Government Income Fund	382,224,525
Intermediate Bond Fund	660,909,567
Intermediate Tax-Free Fund	99,042,265
Short-Term Income Fund	131,494,394
Money Market Fund	2,739,745,253

        Transactions in capital stock were as follows:

	Equity Income Fund				Large-Cap Growth & Income Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,753,785	$56,629,266	3,417,554	$ 49,569,549	3,640,354	$58,100,434	6,254,839	$105,731,165
Shares issued to shareholders in payment of distributions declared	303,974	4,592,039	3,121,829	45,203,975	1,316,487	21,124,005	1,337,559	23,258,505
Shares redeemed	(4,837,092)	(72,875,722)	(9,715,372)	(138,911,369)	(3,357,098)	(54,334,387)	(4,337,111)	(78,011,838)

Net change resulting from Investor Class of Shares transactions	(779,333)	$(11,654,417)	(3,175,989)	$ (44,137,845)	1,599,743	$24,890,052	3,255,287	$ 50,977,832

Notes to Financial Statements (continued)

	Equity Income Fund				Large-Cap Growth & Income Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	126,934	$ 1,916,805	101,550	$ 1,524,980	188,189	$ 3,039,967	146,603	$ 2,628,349
Shares issued to shareholders in payment of distributions declared	2,779	41,925	9,133	132,140	12,534	201,047	4,896	85,158
Shares redeemed	(25,214)	(380,859)	(13,558)	(203,953)	(41,770)	(640,861)	(15,602)	(278,468)

Net change resulting from Advisor Class of Shares transactions	104,499	$ 1,577,871	97,125	$ 1,453,167	158,953	$ 2,600,153	135,897	$ 2,435,039

Net change resulting from Fund Share transactions	(674,834)	$(10,076,546)	(3,078,864)	$(42,684,678)	1,758,696	$ 27,490,205	3,391,184	$ 53,412,871

	Mid-Cap Value Fund				Mid-Cap Growth Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000
Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,132,824	$74,762,587	2,338,505	$23,264,232	4,141,183	$ 73,753,844	9,474,299	$229,362,149
Shares issued to shareholders in payment of distributions declared	665,231	6,982,264	1,492,461	14,463,035	6,070,360	95,729,696	1,383,854	28,244,451
Shares redeemed	(3,039,567)	(35,807,926)	(5,293,269)	(53,365,756)	(5,654,242)	(97,229,757)	(8,310,246)	(196,109,010)

Net change resulting from Investor Class of Shares transactions	3,758,488	$45,936,925	(1,462,303)	$(15,638,489)	4,557,301	$ 72,253,783	2,547,907	$ 61,497,590

	Mid-Cap Value Fund				Mid-Cap Growth Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000
Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	92,317	$ 1,097,181	65,730	$ 685,945	111,226	$ 1,992,014	84,227	$ 2,040,730
Shares issued to shareholders in payment of distributions declared	7,508	78,933	8,026	77,839	42,035	662,892	2,915	59,498
Shares redeemed	(17,047)	(201,444)	(7,850)	(82,720)	(30,405)	(456,439)	(3,854)	(97,026)

Net change resulting from Advisor Class of Shares transactions	82,778	$ 974,670	65,906	$ 681,064	122,856	$ 2,198,467	83,288	$ 2,003,202

Net change resulting from Fund Share transactions	3,841,266	$46,911,595	(1,396,397)	$(14,957,425)	4,680,157	$ 74,452,250	2,631,195	$ 63,500,792

	Small Cap Growth Fund				International Stock Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,979,586	$41,362,567	5,638,764	$98,910,918	15,212,008	$195,353,624	48,985,409	$812,145,186
Shares issued to shareholders in payment of distributions declared	1,065,835	13,088,446	215,985	3,270,019	2,469,820	32,972,095	1,321,710	23,685,001
Shares redeemed	(4,143,430)	(55,181,701)	(5,706,473)	(98,875,452)	(16,197,785)	(209,170,751)	(48,338,103)	(797,167,098)

Net change resulting from Investor Class of Shares transactions	(98,009)	$ (730,688)	148,276	$ 3,305,485	1,484,043	$ 19,154,968	1,969,016	$ 38,663,089

■  Marshall Funds

	Small Cap Growth Fund				International Stock Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	98,880	$1,336,884	73,245	$1,232,026	420,204	$5,315,028	108,079	$1,787,392
Shares issued to shareholders in payment of distributions declared	16,402	201,410	1,304	19,743	28,817	384,702	4,262	76,381
Shares redeemed	(18,911)	(246,619)	(12,240)	(187,430)	(251,427)	(2,851,448)	(9,546)	(148,319)

Net change resulting from Advisor Class of Shares transactions	96,371	$1,291,675	62,309	$1,064,339	197,594	$2,848,282	102,795	$1,715,454

Net change resulting from Fund Share transactions	(1,638)	$ 560,987	210,585	$4,369,824

	International Stock Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000(1)

Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	3,484,294	$46,906,402	8,573,513	$133,512,372
Shares issued to shareholders in payment of distributions declared	1,078,820	14,434,613	382,886	6,861,311
Shares redeemed	(2,661,048)	(31,799,647)	(706,094)	(12,080,919)

Net change resulting from Institutional Class of Shares transactions	1,902,066	$29,541,368	8,250,305	$128,292,764

Net change resulting from Fund Share transactions	3,583,703	$51,544,618	10,322,116	$168,671,307

	Government Income Fund				Intermediate Bond Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,866,098	$64,422,793	33,650,182	$306,230,995	17,120,862	$159,975,612	12,982,279	$118,238,473
Shares issued to shareholders in payment of distributions declared	1,484,020	13,955,058	1,384,984	12,631,038	1,847,000	17,238,638	1,773,855	16,166,686
Shares redeemed	(7,287,114)	(68,532,104)	(30,628,885)	(279,090,091)	(18,527,594)	(173,100,999)	(13,102,959)	(119,312,650)

Net change resulting from Investor Class of Shares transactions	1,063,004	$ 9,845,747	4,406,281	$ 39,771,942	440,268	$ 4,113,251	1,653,175	$ 15,092,509

Notes to Financial Statements (continued)

	Government Income Fund				Intermediate Bond Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000		Year Ended August 31, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	107,402	$ 1,009,391	95,258	$ 868,413	143,925	$1,343,401	151,573	$ 1,383,555
Shares issued to shareholders in payment of distributions declared	9,562	89,985	5,226	47,656	14,177	132,442	10,092	91,950
Shares redeemed	(21,965)	(206,127)	(20,219)	(185,410)	(33,510)	(313,102)	(50,489)	(459,792)

Net change resulting from Advisor Class of Shares transactions	94,999	$ 893,249	80,265	$ 730,659	124,592	$1,162,741	111,176	$ 1,015,713

Net change resulting from Fund Share transactions	1,158,003	$10,738,996	4,486,546	$40,502,601	564,860	$5,275,992	1,764,351	$16,108,222

	Intermediate Tax-Free Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	1,780,346	$18,030,777	1,163,808	$ 11,329,789
Shares issued to shareholders in payment of distributions declared	37,466	379,104	36,291	353,560
Shares redeemed	(1,541,044)	(15,558,697)	(2,631,898)	(25,580,540)

Net change resulting from Fund Share Transactions	276,768	$ 2,851,184	(1,431,799)	$ (13,897,191)

	Short-Term Income Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	4,478,636	$42,170,518	16,125,165	$ 149,710,835
Shares issued to shareholders in payment of distributions declared	458,652	4,314,479	522,944	4,863,722
Shares redeemed	(5,022,532)	(47,251,221)	(17,696,882)	(164,163,724)

Net change resulting from Investor Class of Shares transactions	(85,244)	$ (766,224)	(1,048,773)	$ (9,589,167)

	Short-Term Income Fund

	Period Ended August 31, 2001(2)

Advisor Class of Shares	Shares	Amount
Shares sold	14,727	$ 138,907
Shares issued to shareholders in payment of distributions declared	317	3,001
Shares redeemed	(4,889)	(46,203)

Net change resulting from Advisor Class of Shares transactions	10,155	$ 95,705

Net change resulting from Fund Share transactions	(75,089)	$ (670,519)	(1,048,773)	$ (9,589,167)

	Money Market Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000

Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	5,349,844,467	$ 5,349,844,467	5,541,237,519	$ 5,541,237,519
Shares issued to shareholders in payment of distributions declared	22,470,409	22,470,409	22,531,652	22,531,652
Shares redeemed	(5,451,687,216)	(5,451,687,216)	(5,450,839,932)	(5,450,839,932)

Net change resulting from Investor Class of Shares transactions	(79,372,340)	$ (79,372,340)	112,929,239	$ 112,929,239

■ Marshall Funds

	Money Market Fund

	Year Ended August 31, 2001		Year Ended August 31, 2000

Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	440,122,578	$ 440,122,578	675,776,335	$675,776,335
Shares issued to shareholders in payment of distributions declared	5,940,215	5,940,215	7,393,438	7,393,438
Shares redeemed	(459,131,150)	(459,131,150)	(660,734,744)	(660,734,744)

Net change resulting from Advisor Class of Shares transactions	(13,068,357)	$ (13,068,357)	22,435,029	$ 22,435,029

	Money Market Fund

	Year Ended August 31, 2001		Period Ended August 31, 2000(3)

Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	3,217,717,900	$ 3,217,717,900	448,293,292	$448,293,292
Shares issued to shareholders in payment of distributions declared	2,009,341	2,009,341	3	3
Shares redeemed	(2,446,906,796)	(2,446,906,796)	(306,384,265)	(306,384,265)

Net change resulting from Institutional Class of Shares transactions	772,820,445	$ 772,820,445	141,909,030	$141,909,030

Net change resulting from Fund Share transactions	680,379,748	$ 680,379,748	277,273,298	$277,273,298

(1) For the period from September 1, 1999 (start of performance) to August 31, 2000.
(2) For the period from October 31, 2000 (start of performance) to August 31, 2001.
(3) For the period from April 3, 2000 (start of performance) to August 31, 2000.

4. Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—Marshall & Ilsley (“M&I”) Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Equity Income Fund	0.75%
Large-Cap Growth & Income Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Intermediate Tax-Free Fund	0.60%
Short-Term Income Fund	0.60%
Money Market Fund	0.15%

        International Stock Fund’s sub-adviser is BPI Global Asset Management LLP (the “Sub-Adviser”). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

Notes to Financial Statements (continued)
        Administrative Fee—M&I Trust Company, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust Company was based on a scale that ranged from 0.150% to 0.075% of the average aggregate net assets of the Corporation (or average daily net assets in the instance of the Small-Cap Growth Fund).

        Effective September 15, 2000, M&I Trust Company changed its administrative fee based on each Fund’s average daily net assets as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

        Federated Administrative Services (“FAS”) is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

        Distribution Services Fee—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of shares of the Fund’s Advisor Class of Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of Fund’s Advisor Class of Shares (except Money Market Fund’s Advisor Class of Shares which may accrue up to 0.30%) annually, to compensate FSC.

        Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services (“MFIS”), each Fund will pay MFIS up to 0.25% of average daily net assets of the Fund’s Investor and Advisor Class of Shares for the period. The fee paid to MFIS is used to finance certain services for shareholders and to maintain shareholder accounts. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary, Federated Shareholders Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

        Portfolio Accounting Fees—FServ maintains the Funds’ accounting records for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

        Custodian Fees—M&I Trust Company is the Funds’ custodian. M&I Trust Company receives fees based on the level of each Fund’s average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

        Organizational Expenses—Organizational Expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund’s effective date. For the year ended August 31, 2001, the Small-Cap Fund expensed the remaining balance of $7,153 over the period.

        General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

■  Marshall Funds
5.  Investment Transactions
        Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the year ended August 31, 2001, were as follows:

Fund	Purchases	Sales
Equity Income Fund	$ 329,979,524	$ 351,019,590
Large-Cap Growth & Income Fund	252,283,073	266,222,981
Mid-Cap Value Fund	139,240,988	121,783,051
Mid-Cap Growth Fund	432,132,412	475,157,601
Small-Cap Growth Fund	290,605,592	307,925,695
International Stock Fund	627,444,812	617,991,402
Government Income Fund	4,998,536	9,022,142
Intermediate Bond Fund	376,312,147	396,458,042
Intermediate Tax-Free Fund	52,655,583	47,955,307
Short-Term Income Fund	45,899,877	68,156,336

Purchases and sales of long-term U.S. government securities, for the year ended August 31, 2001, were as follows:

Fund	Purchases	Sales
Government Income Fund	$ 521,396,057	$ 470,491,599
Intermediate Bond Fund	1,268,016,319	1,214,324,274
Large-Cap Growth & Income Fund	4,680,006	—
Short-Term Income Fund	45,963,335	16,679,057

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

        The Funds hereby designate the following distributions as capital gain dividends for the year ended August 31, 2001:

Equity Income Fund	$ 2,931,718
Large-Cap Growth & Income Fund	21,453,159
Mid-Cap Value Fund	6,383,299
Mid-Cap Growth Fund	58,262,331
Small-Cap Growth Fund	15,432,727
International Stock Fund	15,888,938

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of
The Marshall Funds, Inc.:

        We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Marshall Equity Income Fund, the Marshall Large-Cap Growth & Income Fund, the Marshall Mid-Cap Value Fund, the Marshall Mid-Cap Growth Fund, the Marshall Small-Cap Growth Fund, the Marshall International Stock Fund, the Marshall Government Income Fund, the Marshall Intermediate Bond Fund, the Marshall Intermediate Tax-Free Fund, the Marshall Short-Term Income Fund, and the Marshall Money Market Fund (the eleven portfolios constituting The Marshall Funds, Inc.) (the “Funds”), as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other auditors whose report, dated October 23, 1998, expressed an unqualified opinion on those financial highlights.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Marshall Funds, Inc., as identified above, at August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 16, 2001

Directors	Officers

John M. Blaser John DeVincentis Duane E. Dingmann James Mitchell Barbara J. Pope David W. Schulz	John M. Blaser President John D. Boritzke Vice President William A. Frazier Vice President Brooke J. Billick Secretary Ann K. Peirick Treasurer Lori K. Hoch Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each
Fund’s objective and policies, management fees, expenses, and other information.

[LOGO OF MARSHALL FUNDS]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor G01126-01(10/01)

©2001 Marshall Funds, Inc.

[LOGO OF MARSHALL FUNDS®]

The Marshall Funds Family

Annual Report

T h e I n s t i t u t i o n a l C l a s s o f S h a r e s
(C l a s s I)

A U G U S T 3 1 , 2 0 0 1

▶	Marshall Money Market Fund

[LOGO OF MARSHALL FUNDS®]

Dear Marshall Funds Shareholder:

Since we believe the Marshall Funds are an excellent choice for a well-diversified, long-term investment strategy, we should be able to measure whether our products and services are used appropriately in times like these. As a result, we made certain measurements in response to the recent tragedies within our country, including:

•	listening to the silence in our shareholder service call center,

•	monitoring the substantial decline in on-line trading by our large number of 401(k) participants,

•	tracking the lack of “flight to quality” exchanges of equities funds to money market funds, and

•	summarizing the positive face to face discussions of our investment representatives and their clients.

We could not avoid obtaining a certain amount of satisfaction that our investment philosophy has gotten through to the vast majority of our shareholders. Diversification through broad asset allocation may be the primary success factor in reaching your financial goals while weathering market volatility.

This approach should not lack constant monitoring or pro-active re-allocation when justified by a change in your financial goals, time horizon or risk tolerance. This approach should exclude panic reactions to current events. From what we observed, our shareholders should be congratulated for remaining calm and focused on their long-term plans.

Going forward, our challenges remain. Looking at past letters to shareholders, however, we are reminded of how effective our approach has been when investors were euphoric over aggressive growth investing and when eulogies were being written for value and small cap investing. The same eulogies are being written today about international investing.

Every investor, who has committed to a broadly diversified investment program including attention to large, mid and small cap stocks; growth and value investment styles, equities and fixed income funds, and domestic and international equities, has been rewarded with competitive returns with less overall volatility. We believe our investment philosophy has only been reaffirmed and we remain committed to delivering the investment products and services that you can use to meet your goals.

If recent events make you anxious, or hesitant, or just uncertain, please do not hesitate to contact your M&I financial representative, or if you do not have one, contact us directly at 1-800-236-3863.

Congratulations on your strength, resolve and long-term outlook. As always, thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President
Annual Report—Commentary

Marshall Money Market Fund
The Marshall Money Market Fund (the “Fund”) invests in high-quality, short-term money market instruments.* The Adviser uses a bottom-up approach, meaning that the Fund manager looks primarily at individual securities against the context of broader market factors.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of 5.58%.** This compares with a return of 4.95% for the Money Fund Report Averages TM and 5.05% for the Lipper Money Market Funds Index.*** As of August 31, 2001, the Fund’s 7-day net yield was 3.71%.†

A Continuation of Most Trends
The past six months have been characterized by continuing signs of an economic slowdown and possible recession. The Federal Reserve Board (the “Fed”) has remained aggressive in its efforts to support the economy by cutting the federal funds target rate. From January through August, the Fed cut rates on seven occasions for a total of 300 basis points. Consumer spending remained surprisingly strong for most of the year, waning only in the late summer as concerns about possible unemployment grew.

Our strategy remained largely unchanged over the reporting period. Floating-rate notes continued to play a significant role in the portfolio, as they offer positive yield characteristics. The selective addition of one-year paper also helped us to pursue our goal of providing an attractive yield, particularly challenging in light of the Fed’s rate cuts. Bottom-up credit research has remained crucial to our selection process.

Constrained supply has continued to be a factor in the marketplace. With companies scaling back their once-ambitious plans for growth and burning off inventory, there has been less need for them to fund their continuing operations by issuing debt. Downgrades have taken other securities out of the money market realm.

Changes Since September 11
The cataclysmic events of mid-September accelerated many of the trends that were already in place. Consumer spending dropped suddenly, the economy was generally acknowledged as having entered a recession, and the Fed stepped in quickly to cut interest rates further. It is unclear how long these difficulties will last or how deep their impact will be, but the government’s willingness to offer fiscal stimulus to complement the Fed’s monetary actions is a positive sign.

We will be closely monitoring consumer confidence in coming months. If consumer spending bounces back, that may help to limit the recession’s severity. If, however, economic weakness and an uncertain global environment cause consumers to continue their retreat, there may be cause for greater concern.

Sincerely,

/s/ Richard M. Rokus

Richard M. Rokus, CFA
Manager, Marshall Money Market Fund

[PHOTO OF RICHARD M. ROKUS]

*
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the Fund’s current earnings.
***
Money Fund Report™, a service of iMoney Net, Inc. (formerly IBC Financial Data) publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

†
The 7-day net annualized yield is based on the average net income per share for the 7 days ended on the date of calculation and the offering price on that date. The 7-day effective yield is annualized and reflects daily compounding of the 7-day net yield.

August 31, 2001
Schedule of Investments

Marshall Money Market Fund

Principal Amount	Description	Value

	Certificates of Deposit — 2.8%
	Foreign Banks — 2.8%
$25,000,000	Canadian Imperial Bank of Commerce, NY, 4.235%, 5/16/2002	$ 25,001,711
50,875,000	Credit Agricole Indosuez, 3.665%-4.610%, 3/28/2002- 8/20/2002	50,963,440

	Total Certificates of Deposit	75,965,151
	(1)Commercial Paper — 5.2%
	Asset-Backed — 2.7%
75,000,000	(2)(3)Tannehill Capital Co., 3.650%, 10/19/2001	74,635,000
	Health Care — 2.5%
70,000,000	(2)(3)American Home Products Corp., 3.540%- 3.950%, 10/19/2001- 10/26/2001	69,634,167

	Total Commercial Paper	144,269,167
	Corporate Bonds — 7.9%
	Banks — 0.5%
13,500,000	Wells Fargo & Co., 6.500%, 9/3/2002	13,867,000
	Beverages & Foods — 1.8%
50,000,000	(2)(3)Heinz (H.J.) Co., 6.820%, 11/15/2001	50,000,000
	Diversified Manufacturing — 0.6%
15,000,000	Siemens Capital Corp., 8.000%, 6/24/2002	15,494,619
	Foreign Banks — 0.5%
15,000,000	Commerzbank AG, NY, 4.120%, 5/9/2002	14,998,973
	Health Care — 0.6%
15,000,000	(2)(3)Lilly (Eli) & Co., 4.700%, 3/22/2002	15,000,000
	Mortgage Banking — 0.3%
8,750,000	Countrywide Home Loans, Inc., 6.900%, 10/2/2001	8,761,243
	Personal Credit — 2.1%
20,000,000	(2)(3)BMW US Capital LLC, 4.190%, 6/7/2016	19,988,188
8,000,000	Ford Motor Credit Co., 7.000%, 9/25/2001	8,001,548
13,700,000	General Motors Acceptance Corp., 5.350%, 12/7/2001	13,706,195
6,180,000	General Motors Acceptance Corp., 5.500%, 1/14/2002	6,186,834
9,315,000	General Motors Acceptance Corp., 6.750%, 2/7/2002	9,400,456

	Total	57,283,221
	Telecommunications — 1.5%
40,000,000	(2)(3)SBC Communications, Inc., 4.250%, 6/1/2002	40,000,000

	Total Corporate Bonds	215,405,056
	(4)Variable-Rate Notes — 64.4%
	Banks — 9.6%
15,000,000	Bank One Corp., 3.828%, 9/21/2001	15,001,782
25,500,000	Bank One Corp., 3.870%, 10/26/2001	25,514,460
10,000,000	Bank One Corp., 4.098%, 9/17/2001	10,001,369

Principal Amount	Description	Value

	(4)Variable-Rate Notes (continued)
	Banks (continued)
$17,000,000	Bank One, Illinois, N.A., 3.809%, 10/24/2001	$ 17,010,001
15,000,000	Huntington National Bank, 3.720%, 11/15/2001	15,010,666
14,000,000	Huntington National Bank, 4.042%, 9/5/2001	14,005,643
4,000,000	Key Bank, N.A., 3.790%, 9/22/2001	4,001,254
44,000,000	Key Bank, N.A., 3.858%, 9/25/2001	44,050,912
27,000,000	Key Bank, N.A., 4.008%, 9/18/2001	27,022,421
15,000,000	Mellon Financial Corp., 4.219%, 9/14/2001	15,047,304
45,000,000	National Bank of Commerce, Memphis, TN, 3.610%, 9/18/2001	44,999,597
30,580,000	Westpac Banking Co., 3.705%, 10/26/2001	30,580,578

	Total	262,245,987
	Beverages & Foods — 0.9%
25,000,000	(2)(3)Cargill, Inc., 3.623%, 11/28/2001	25,028,919
	Broker/Dealers — 11.9%
75,000,000	Bank of America, 3.540%, 11/27/2001	75,000,000
75,000,000	Bear Stearns Cos., Inc., 3.953%, 9/5/2001	75,000,000
75,000,000	Goldman Sachs & Co., 3.928%, 9/10/2001	75,000,000
35,000,000	(2)(3)J.P. Morgan & Co., Inc., 3.770%, 9/4/2001	35,000,000
15,000,000	Merrill Lynch & Co., Inc., 3.640%, 9/20/2001	15,000,000
10,000,000	Merrill Lynch & Co., Inc., 3.750%, 10/27/2001	10,001,161
40,500,000	Merrill Lynch & Co., Inc., 3.859%, 10/24/2001	40,570,416

	Total	325,571,577
	Construction Equipment — 2.7%
75,000,000	Caterpillar Financial Services Corp., 3.870%, 10/9/2001	75,000,000
	Drugs — 2.6%
70,000,000	(2)(3)Bayer Corp., 4.750%, 3/19/2002	69,993,528
	Insurance — 13.5%
40,000,000	American General Annuity Insurance Co., 3.561%, 11/20/2001	40,000,000
20,000,000	American General Finance Corp., Series E, 4.149%, 9/14/2001	20,002,244
75,000,000	(2)GE Life and Annuity Assurance Co., 3.830%, 10/20/2001	75,000,000
40,000,000	Jackson National Life Insurance Co., 3.680%, 11/1/2001	40,000,000
50,000,000	Metropolitan Life Insurance Co., 3.990%, 9/4/2001	50,000,000
10,000,000	(2)Monumental Life Insurance Co., 3.850%, 10/2/2001	10,000,000
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

Marshall Money Market Fund (continued)

Principal Amount	Description	Value

	(4)Variable Rate Notes (continued)
	Insurance (continued)
$25,000,000	(2)Monumental Life Insurance Co., 3.860%, 10/2/2001	$ 25,000,000
40,000,000	(2)Monumental Life Insurance Co., 3.860%, 9/4/2001	40,000,000
20,000,000	(2)(3)Prudential Funding LCC, 3.660%, 11/16/2001	20,012,129
50,000,000	(2)Travelers Insurance Co., 3.850%, 10/1/2001	50,000,000

	Total	370,014,373
	Leasing — 0.9%
25,000,000	Paccar Financial Corp., 4.054%, 9/4/2001	25,026,784
	Mortgage Banking — 4.4%
46,000,000	Countrywide Home Loans, Inc., 3.695%, 11/15/2001	46,004,652
75,000,000	Homeside Lending, Inc., 4.075%, 10/9/2001	75,117,319

	Total	121,121,971
	Other Consumer Non-Durables — 2.0%
55,000,000	(2)(3)Unilever Capital Corp., 3.970%, 9/7/2001	55,000,000
	Personal Credit — 10.8%
25,000,000	(2)(3)American Honda Finance Corp., 3.595%, 11/13/2001	25,000,000
50,000,000	(2)(3)American Honda Finance Corp., 3.760%, 10/19/2001	50,000,000
50,000,000	Associates Corp. of North America, 3.770%, 9/26/2001	50,000,000
10,000,000	Commerzbank AG, 3.990%, 9/4/2001	10,000,690
36,400,000	Ford Motor Credit Co., 3.883%, 10/17/2001	36,409,995
16,000,000	Ford Motor Credit Co., 3.890%, 10/15/2001	16,002,012
12,000,000	General Motors Acceptance Corp., 3.769%, 11/1/2001	12,002,654
23,000,000	General Motors Acceptance Corp., 4.068%, 9/10/2001	23,008,905
35,500,000	Household Finance Corp., 3.855%, 9/27/2001	35,525,744
13,000,000	Household Finance Corp., 3.890%, 9/26/2001	13,001,387
25,000,000	Household Finance Corp., 4.126%, 9/12/2001	25,028,527

	Total	295,979,914
	Retail — 0.5%
15,000,000	Wal-Mart Stores, Inc., 5.450%, 6/1/2002	15,131,601
	Telecommunications — 4.6%
50,000,000	BellSouth Telecommunications, Inc., 3.970%, 9/4/2001	50,000,000

Principal Amount or Shares	Description	Value

	(4)Variable Rate Notes (continued)
	Telecommunications (continued)
$ 75,000,000	Verizon Global Funding, 3.920%, 9/15/2001	$ 74,988,789

	Total	124,988,789

	Total Variable-Rate Notes	1,765,103,443
	Mutual Funds — 5.5%
100,000,000	American Select Cash Reserve Fund	100,000,000
15,668,474	Dreyfus Cash Management Fund	15,668,474
34,751,042	Goldman Sachs Financial Square Money Market Fund	34,751,042

	Total Mutual Funds (shares at net asset value)	150,419,516

	Total Investments in Securities (at amortized cost)	2,351,162,333
	(5)Repurchase Agreements — 13.9%
$ 75,000,000	Deutsche Bank Financial, Inc., 3.748%, dated 8/31/2001, due 9/4/2001	75,000,000
125,000,000	First Union Capital Markets, Inc., 3.750%, dated 8/31/2001, due 9/4/2001	125,000,000
5,767,050	Lehman Brothers, Inc., 3.620%, dated 8/31/2001, due 9/4/2001	5,767,050
100,000,000	Morgan Stanley Group, Inc., 3.748%, dated 8/31/2001, due 9/4/2001	100,000,000
75,000,000	Salomon Smith Barney, Inc., 3.738%, dated 8/31/2001, due 9/4/2001	75,000,000

	Total Repurchase Agreements	380,767,050

	Total Investments (at amortized cost)	$2,731,929,383

        The categories of investments are shown as a percentage of net assets ($2,739,599,431) at August 31, 2001.

(1)	Each issue shows the rate of discount at the time of purchase.

(2)
Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2001, these securities amounted to $749,291,931, which represents 27.4% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $549,291,931, which represents 20.1% of net assets.

(3)	Denotes a restricted security which has been deemed liquid by the Fund’s board of directors.

(4)	Current rate and next demand date shown.

(5)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on current market prices.
(See Notes which are an integral part of the Financial Statements)

August 31, 2001
Statement of Assets and Liabilities
Assets:
Investments in securities, at cost	$2,351,162,333
Investments in repurchase agreements	380,767,050
Cash	36,151
Income receivable	18,482,726
Receivable for capital stock sold	24,474,207

Total assets	2,774,922,467
Liabilities:
Payable for capital stock redeemed	27,990,116
Income distribution payable	6,204,482
Accrued expenses	1,128,438

Total liabilities	35,323,036

Total Net Assets	$2,739,599,431

Net Assets Consist of:
Paid-in-capital	2,739,745,253
Accumulated net realized loss on investments	(145,822)

Total Net Assets	$2,739,599,431

Net Asset Value, Offering Price, and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$1.00
Offering Price Per Share	$1.00
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$1.00
Offering Price Per Share	$1.00
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$1.00
Offering Price Per Share	$1.00
Net Assets:
Investor Class of Shares	$1,697,199,868
Advisor Class of Shares	127,706,938
Institutional Class of Shares	914,692,625

Total Net Assets	$2,739,599,431

Shares Outstanding:
Investor Class of Shares	1,697,296,816
Advisor Class of Shares	127,718,962
Institutional Class of Shares	914,729,475

Total shares outstanding ($0.0001 par value)	2,739,745,253

(See Notes which are an integral part of the Financial Statements)
Year Ended August 31, 2001
Statement of Operations
Investment Income:
Interest income	$138,533,465

Expenses:
Investment adviser fee	3,734,926
Shareholder services fees—
Investor Class of Shares	4,417,915
Advisor Class of Shares	305,964
Administrative fees	1,256,944
Custodian fees	273,995
Portfolio accounting fees	216,051
Transfer and dividend disbursing agent fees	502,514
Registration fees	112,469
Auditing fees	14,482
Legal fees	3,294
Printing and postage	49,281
Directors’ fees	5,455
Insurance premiums—
E&O/D&O	32,435
Default Insurance	230,920
Distribution services fees—
Advisor Class of Shares	367,157
Miscellaneous	41,106

Total expenses	11,564,908
Deduct—
Waiver of investment adviser fee—	(1,244,975)

Net expenses	10,319,933

Net investment income	128,213,532

Net Realized Loss on Investments:
Net realized loss on investment transactions	(145,822)

Change in net assets resulting from operations	$128,067,710

(See Notes which are an integral part of the Financial Statements)

Statement of Changes in Net Assets
	Year Ended August 31, 2001	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 128,213,532	$ 107,507,525
Net realized loss on investment transactions	(145,822)	—

Change in net assets resulting from operations	128,067,710	107,507,525

Distributions to Shareholders—
Distributions to shareholders from net investment income:
Investors Class of Shares	(92,313,480)	(97,455,147)
Advisor Class of Shares	(6,001,217)	(7,473,721)
Institutional Class of Shares	(29,898,835)	(2,578,657)

Change in net assets resulting from distributions to shareholders	(128,213,532)	(107,507,525)

Capital Stock Transactions—
Proceeds from sale of shares	9,007,684,945	6,665,307,146
Net asset value of shares issued to shareholders in payment of distributions declared	30,419,965	29,925,093
Cost of shares redeemed	(8,357,725,162)	(6,417,958,941)

Change in net assets resulting from capital stock transactions	680,379,748	277,273,298

Change in net assets	680,233,926	277,273,298
Net Assets:
Beginning of period	2,059,365,505	1,782,092,207

End of period	$ 2,739,599,431	$ 2,059,365,505

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net asset value, beginning of period	Net investment income	Distributions from net investment income	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets						Net assets, end of period (000 omitted)
						Expenses		Net investment income		Expense waiver(2)
2000(3)	$1.00	0.03	(0.03)	$1.00	2.63%	0.24%	(4)	6.51%	(4)	0.05%	(4)	$141,909
2001	$1.00	0.05	(0.05)	$1.00	5.58%	0.21%		4.98%		0.05%		$914,693

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(3)	Reflects operations for the period from April 3, 2000 (start of performance) to August 31, 2000.
(4)	Computed on an annualized basis.
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Notes to Financial Statements
1.  Organization

        Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eleven diversified portfolios. The financial statements included herein are only those of Marshall Money Market Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal.

        Effective April 3, 2000, the Fund began offering Institutional Class of Shares in addition to the Investor Class of Shares and Advisor Class of Shares previously offered. The Financial Highlights of Investor Class of Shares and Advisor Class of Shares of the Funds are presented in separate annual reports.

2.  Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

        Investment Valuations—Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Money Market Fund’s use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

        Repurchase Agreements—It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

        The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the “Directors”). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

        In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

        Federal Taxes—It is the Fund’s policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Net capital losses of $145,822 attributable to security transactions incurred after October 31, 2000 are treated as arising on September 1, 2001, the first day of the Fund’s next taxable year.

        When-Issued and Delayed Delivery Transactions—The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

■ Marshall Funds

        Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Money Market Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held at August 31, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
GE Life & Annuity Funding Agreement	4/20/2001	$75,000,000
Monumental Life Funding Agreement	7/23/2001	$40,000,000
Monumental Life Funding Agreement	5/17/2000	$10,000,000
Monumental Life Funding Agreement	2/5/2001	$25,000,000
Travelers Insurance Company	1/19/2001	$50,000,000

        Other—Investment transactions are accounted for on a trade date basis.

3.     Capital Stock

        The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At August 31, 2001, the capital paid-in for the Fund was $2,739,745,253.

        Transactions in capital stock were as follows:

	Year Ended August 31, 2001		Year Ended August 31, 2000
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	5,349,844,467	$ 5,349,844,467	5,541,237,519	$ 5,541,237,519
Shares issued to shareholders in payment of distributions declared	22,470,409	22,470,409	22,531,652	22,531,652
Shares redeemed	(5,451,687,216)	(5,451,687,216)	(5,450,839,932)	(5,450,839,932)

Net change resulting from Investor Class of Shares transactions	(79,372,340)	$ (79,372,340)	112,929,239	$ 112,929,239

	Year Ended August 31, 2001		Year Ended August 31, 2000
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	440,122,578	$ 440,122,578	675,776,335	$ 675,776,335
Shares issued to shareholders in payment of distributions declared	5,940,215	5,940,215	7,393,438	7,393,438
Shares redeemed	(459,131,150)	(459,131,150)	(660,734,744)	(660,734,744)

Net change resulting from Advisor Class of Shares transactions	(13,068,357)	$ (13,068,357)	22,435,029	$ 22,435,029

	Year Ended August 31, 2001		Period Ended August 31, 2000(1)
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	3,217,717,900	$ 3,217,717,900	448,293,292	$ 448,293,292
Shares issued to shareholders in payment of distributions declared	2,009,341	2,009,341	3	3
Shares redeemed	(2,446,906,796)	(2,446,906,796)	(306,384,265)	(306,384,265)

Net change resulting from Institutional Class of Shares transactions	772,820,445	$ 772,820,445	141,909,030	$ 141,909,030

Net change resulting from Fund Share transactions	680,379,748	$ 680,379,748	277,273,298	$ 277,273,298

(1)	For the period from April 3, 2000 (start of performance) to August 31, 2000.

Notes to Financial Statements (continued)

4.     Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—Marshall & Ilsley (M&I) Investment Management Corp., the Fund’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee equal to 0.15% of the Fund’s average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

        Administrative Fee—M&I Trust Company, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust Company was based on a scale that ranged from 0.15% to 0.075% of the average net assets of the Corporation.

        Effective September 15, 2000, M&I Trust changed its administrative fee based on each Fund’s average daily net assets as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

        Federated Administrative Services (“FAS”) is the sub-administrator and will be paid by M&I Trust Company, not by the Fund.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary, Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

        Portfolio Accounting Fees—FServ maintains the Fund’s accounting records for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

        Custodian Fees—M&I Trust Company is the Fund’s custodian. M&I Trust Company receives fees based on the level of each Fund’s average daily net assets for the period.

        General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of
The Marshall Funds, Inc.:

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Marshall Money Market Fund (a portfolio of The Marshall Funds, Inc.) (the “Fund”), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the year then ended and for the period from April 3, 2000 (commencement of operations of the Class I Shares) to August 31, 2000. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Marshall Money Market Fund, at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 16, 2001

Directors	Officers

John M. Blaser John DeVincentis Duane E. Dingmann James Mitchell Barbara J. Pope David W. Schulz	John M. Blaser President John D. Boritzke Vice President William A. Frazier Vice President Brooke J. Billick Secretary Ann K. Peirick Treasurer Lori K. Hoch Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each
Fund’s objective and policies, management fees, expenses, and other information.

[LOGO OF MARSHALL FUNDS®]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

1-800-236-FUND (3863) or 414-287-8595
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor 25800 (10/01)

[Logo of Marshall Funds]

The Marshall Funds Family

Annual Report

The Institutional Class of Shares

(Class I)

August 31, 2001

Marshall International Stock Fund

Table of Contents

[LOGO OF MARSHALL FUNDS®]

Dear Marshall Funds Shareholder,

Since we believe the Marshall Funds are an excellent choice for a well-diversified, long-term investment strategy, we should be able to measure whether our products and services are used appropriately in times like these. As a result, we made certain measurements in response to the recent tragedies within our country, including:

•	listening to the silence in our shareholder service call center,

•	monitoring the substantial decline in on-line trading by our large number of 401(k) participants,

•	tracking the lack of “flight to quality” exchanges of equities funds to money market funds, and

•	summarizing the positive face to face discussions of our investment representatives and their clients.

We could not avoid obtaining a certain amount of satisfaction that our investment philosophy has gotten through to the vast majority of our shareholders. Diversification through broad asset allocation may be the primary success factor in reaching your financial goals while weathering market volatility.

This approach should not lack constant monitoring or pro-active re-allocation when justified by a change in your financial goals, time horizon or risk tolerance. This approach should exclude panic reactions to current events. From what we observed, our shareholders should be congratulated for remaining calm and focused on their long-term plans.

Going forward, our challenges remain. Looking at past letters to shareholders, however, we are reminded of how effective our approach has been when investors were euphoric over aggressive growth investing and when eulogies were being written for value and small cap investing. The same eulogies are being written today about international investing.

Every investor, who has committed to a broadly diversified investment program including attention to large, mid, and small cap stocks; growth and value investment styles, equities and fixed income funds, and domestic and international equities, has been rewarded with competitive returns with less overall volatility. We believe our investment philosophy has only been reaffirmed and we remain committed to delivering the investment products and services that you can use to meet your goals.

If recent events make you anxious, or hesitant, or just uncertain, please do not hesitate to contact your M&I financial representative, or if you do not have one, contact us directly at 1-800-236-3863.

Congratulations on your strength, resolve and long-term outlook. As always, thank you for your investment in the Marshall Funds.

Sincerely,

/s/ John M. Blaser

John M. Blaser
President

Annual Report—Commentary

Marshall International
The Marshall International Stock Fund (the “Fund”) invests primarily in a diversified portfolio of common stocks of companies of any size outside the United States.† The Fund uses a value-oriented approach and invests in companies selling at a discount to their global industry peers.

Fund Performance
For the 12 months ended August 31, 2001, the Fund provided a total return of (26.19)%* compared with a total return of (24.35)% by the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) and (24.54)% for the Lipper International Funds Index (LIFI).**

Global Economies Face Slowdown
The worldwide economic slowdown we commented on in our previous report worsened over the past six months. As the outlook for economic growth and corporate profitability has weakened around the world, stock prices have continued to suffer. Deep interest rate cuts from the U.S. Federal Reserve Board, part of an effort to stave off recession, were followed by more modest cuts from European central banks.

The Japanese economy staged a rally at the end of March, which is the end of the fiscal year there and also a traditional time for a rally in that country. The recovery peaked out in April, however, and Japanese stocks have weakened ever since. There has been much enthusiasm about the nation’s new Prime Minister and cabinet, but so far they have had little impact on that deeply troubled economy.

Technology Stocks Still Weak
We continue to underweight technology stocks for most of the period, although we did add to our position in this sector during the past six months. As we found specific companies with sufficiently attractive fundamentals and low valuations, we took the opportunity to add bargains to the portfolio. We are still wary of the sector as a whole, and believe that significant unresolved issues remain.

Consumer discretionary stocks had been an area of greater focus for the Fund. For most of the reporting period, these proved to be relatively resilient even as business conditions were not optimal, and offered reasonable valuations. Our overweighting in this area contributed positively to the year’s performance.

Global Impact of September 11
The terrorist attacks in the United States have, of course, had international repercussions. The downward trend in economic activity and corporate earnings accelerated sharply. Although all stock sectors were affected, among the hardest-hit were travel-related industries, particularly airlines. While prices of these stocks were already factoring in the slowing economy, there was no way the market could anticipate the virtual shutdown the industry endured.

Insurance companies also suffered in wake of the attack, providing us with opportunities to add to our holdings in the area as stock valuations were driven down in disproportion to the impact of attack-related claims on their businesses. We began positioning the Fund more heavily in financials in September.

As the quarter drew to a close, there were signs that people were beginning to return to normal for the most part, though it is clear consumers are in a more cautions and conservative mood than before. As we seek out opportunities in this challenging environment, we are redoubling our focus on careful company analysis.

Sincerely,

/s/ Daniel R. Jaworski

Daniel R. Jaworski, CFA
Manager, Marshall International Stock Fund

[PHOTO OF DANIEL R. JAWORSKI]

■ Marshall International Stock Fund

†	Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The EAFE and the LIFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be in a mutual fund’s performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

††	These amounts include cash equivalents of 1.2% and 1.8%, respectively.

■ Marshall Funds

International Stock Fund

Shares	Description	Value

	Common Stocks — 98.2%
	Australia — 0.9%
	Banks — 0.6%
119,800	National Australia Bank Ltd., Melbourne	$2,097,062
	Insurance — 0.3%
100,000	AMP Ltd.	1,037,311

	Total Australia	3,134,373
	Belgium — 0.9%
	Banks — 0.9%
202,200	Dexia	3,191,116
	Bermuda — 1.5%
	Industrial Conglomerates — 1.0%
65,900	Tyco International Ltd.	3,423,505
	IT Consulting & Services — 0.5%
134,500	(1)Accenture Ltd.	2,004,050

	Total Bermuda	5,427,555
	Brazil — 1.5%
	Aerospace & Defense — 0.3%
44,100	(1)Embraer-Empresa Brasileira de Aeronautica SA, ADR	1,151,010
	Metals & Mining — 0.7%
128,300	Companhia Vale Do Rio Doce, ADR	2,580,113
	Oil & Gas Integrated — 0.5%
70,100	Petroleo Brasileiro SA, ADR	1,577,250

	Total Brazil	5,308,373
	Canada — 1.4%
	Banks — 0.9%
104,700	Royal Bank of Canada, Montreal	3,355,622
	Financial Services — 0.5%
57,300	Manulife Financial Corp.	1,688,016

	Total Canada	5,043,638
	Denmark — 0.3%
	Banks — 0.3%
71,000	Danske Bank AS	1,204,844
	Finland — 0.7%
	Telecommunications — 0.7%
162,900	Nokia Oyj, Class A, ADR	2,564,046
	France — 13.4%
	Automotive — 0.6%
41,800	Peugeot SA	1,993,120
	Banks — 0.8%
32,600	BNP Paribas SA	2,993,303
	Beverages & Foods — 0.6%
14,700	Groupe Danone	2,000,556
	Building Materials — 0.8%
19,800	Compagnie de St. Gobain	3,042,030
	Chemicals — 0.3%
7,000	L’Air Liquide	989,555
	Construction Equipment — 0.6%
14,200	(2)Technip	2,101,621
	Construction Materials — 0.2%
9,900	Lafarge SA	898,659
	Domestic & International Oil — 2.0%
49,600	Total Fina SA, Class B	7,336,364
	Electrical Equipment — 0.5%
35,200	Schneider SA	1,952,019
	Health Care — 0.7%
36,400	Aventis SA	2,663,845
	Health Care Equipment & Supplies — 0.6%
6,600	Essilor International	1,976,420

Shares	Description	Value

	Common Stocks (continued)
	France (continued)
	Leisure & Recreation — 1.1%
96,500	Accor SA	$ 3,781,083
	Media — 1.1%
71,200	Vivendi Universal SA	3,896,621
	Metals & Mining — 0.8%
58,400	Pechiney SA, Class A	2,882,865
	MultiMedia — 0.4%
46,200	(1)Thomson Multimedia	1,310,833
	Pharmaceuticals & Health Care — 0.3%
15,400	Sanofi Synthelabo SA	1,008,710
	Specialty Retail — 0.8%
51,600	Castorama Dubois	2,884,938
	Water Treatment — 1.2%
61,400	Suez SA	2,093,203
53,900	(1)(2)Vivendi Environment	2,291,753

	Total	4,384,956

	Total France	48,097,498
	Germany — 7.9%
	Automotive — 1.1%
120,800	Bayerische Motoren Werke AG	3,882,112
	Chemicals — 0.8%
66,400	(2)BASF AG	2,716,391
	Drugs — 0.8%
56,800	Schering AG	2,961,375
	Industrial Conglomerates — 0.4%
25,800	Siemens AG	1,314,875
	Insurance — 1.5%
18,850	Muenchener Rueckversicherungs- Gesellschaft AG	5,408,290
	Leisure & Recreation — 0.9%
105,300	Preussag AG	3,333,257
	Oil & Gas Products — 0.6%
38,800	(2)E.On AG	2,118,148
	Software — 0.7%
17,800	SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung)	2,412,410
	Telecommunications — 0.5%
127,200	Deutsche Telekom AG	1,960,056
	Textiles & Apparel — 0.6%
31,500	Adidas AG	2,135,149

	Total Germany	28,242,063
	Hong Kong — 2.4%
	Banks — 0.5%
161,300	HSBC Holdings PLC	1,878,215
	Distribution & Wholesale — 0.4%
1,228,000	Li & Fung Ltd.	1,542,931
	Land & Real Estate — 0.5%
189,000	Sun Hung Kai Properties	1,647,756
	Telecommunications — 1.0%
1,149,500	(1)China Mobile (Hong Kong) Ltd.	3,588,641

	Total Hong Kong	8,657,543
	Ireland — 2.5%
	Banks — 2.1%
239,400	Allied Irish Banks, PLC	2,705,247
514,400	Bank of Ireland	4,905,554

	Total	7,610,801

(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Portfolio of Investments

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Ireland (continued)
	Pharmaceuticals & Health Care — 0.4%
29,200	(1)Elan Corp. PLC, ADR	$ 1,516,940

	Total Ireland	9,127,741
	Israel — 0.2%
	Computers Services — 0.2%
21,000	(1)Check Point Software Technologies Ltd.	671,790
	Italy — 2.5%
	Banks — 0.7%
737,000	Banca Intesa SPA	2,458,925
	Insurance — 1.0%
121,600	Assicurazioni Generali	3,852,548
	Oil & Gas Products — 0.8%
212,500	(2)ENI SPA	2,820,483

	Total Italy	9,131,956
	Japan — 11.7%
	Air Freight & Couriers — 0.5%
91,000	Yamato Transport	1,866,215
	Automotive — 0.6%
344,000	Nissan Motor Co., Ltd.	2,010,662
	Banks — 1.2%
688,000	Asahi Bank Ltd.	1,297,949
495,000	(2)Sumitomo Trust & Banking	3,160,062

	Total	4,458,011
	Beverages & Foods — 0.5%
175,000	Asahi Breweries	1,746,536
	Computers & Peripherals — 0.7%
194,000	NEC Corp.	2,370,775
	Construction & Engineering — 0.9%
356,000	JGC Corp.	3,133,195
	Electric Equipment & Instruments — 0.5%
205,000	Hitachi Ltd.	1,681,644
	Electronics — 0.8%
67,200	Sony Corp.	2,993,961
	Financial Services — 1.1%
253,000	(2)Daiwa Securities Co., Ltd.	2,143,580
107,000	Nomura Securities Co., Ltd.	1,820,356

	Total	3,963,936
	Household Products — 0.5%
72,000	Kao Corp.	1,831,305
	Leisure & Recreation — 0.8%
5,700	Nintendo Corp., Ltd.	909,715
125,000	(2)Sega Enterprises	2,042,363

	Total	2,952,078
	Machinery — 0.5%
492,000	Mitsubishi Heavy Industries Ltd.	2,009,685
	Machinery & Machine Tools — 0.4%
372,000	Komatsu Ltd.	1,356,601
	Pharmaceuticals & Health Care — 1.1%
242,000	(2)Chugai Pharmaceutical Co., Ltd.	3,907,138
	Retail — 0.4%
421,000	(2)Mitsukoshi Ltd.	1,464,379
	Telecommunications — 1.2%
355	NTT DoCoMo, Inc.	4,365,183

	Total Japan	42,111,304
	Korea, Republic of — 1.4%
	Banks — 0.1%
29,090	Kookmin Bank	391,203

Shares	Description	Value

	Common Stocks (continued)
	Korea, Republic of (continued)
	Electronics — 0.3%
6,930	Samsung Electronics Co.	$ 1,029,476
	Metals & Mining — 0.5%
103,200	Pohang Iron and Steel Co., Ltd., ADR	1,796,712
	Telecommunications — 0.5%
91,900	Korea Telecom Corp., ADR	1,910,601

	Total Korea, Republic of	5,127,992
	Mexico — 1.4%
	Beverages & Foods — 0.6%
56,400	(1)Fomento Economico Mexicano, SA de CV, ADR	2,199,600
	Broadcasting & Cable TV — 0.8%
74,900	Grupo Televisa SA, GDR	2,733,850

	Total Mexico	4,933,450
	Netherlands — 9.2%
	Beverages & Foods — 1.1%
48,600	Heineken NV	2,039,011
60,500	Koninklijke Numico NV	1,999,270

	Total	4,038,281
	Chemicals — 1.1%
88,500	Akzo Nobel NV	3,918,176
	Domestic & International Oil — 2.2%
140,000	Royal Dutch Petroleum Co.	7,945,716
	Financial Services — 2.9%
323,800	ING Group NV	10,232,182
	Food & Drug Retailing — 1.3%
158,000	(2)Ahold NV	4,719,938
	Insurance — 0.6%
72,900	Aegon NV	2,199,614

	Total Netherlands	33,053,907
	Norway — 0.4%
	Leisure & Recreation — 0.4%
69,600	Royal Caribbean Cruises Ltd	1,598,763
	Spain — 2.3%
	Banks — 0.5%
202,700	Banco Santander Central Hispano, SA	1,848,274
	Broadcasting & Cable TV — 0.3%
39,848	(1)Sogecable SA	878,838
	Leisure & Recreation — 1.1%
530,555	(1)Amadeus Global Travel Distribution SA	4,070,845
	Telecommunications — 0.4%
132,500	(2)Telefonica SA	1,539,424

	Total Spain	8,337,381
	Sweden — 3.1%
	Banks — 1.9%
500,400	Nordbanken Holding AB	3,047,474
260,400	Svenska Handelsbanken AB, Class A	3,733,629

	Total	6,781,103
	Household Product/Wares — 0.7%
180,700	Electrolux AB, Class B	2,443,578
	Paper & Forest Products — 0.5%
87,000	Svenska Cellulosa AB, Class B	2,019,220

	Total Sweden	11,243,901
	Switzerland — 6.0%
	Banks — 2.4%
11,700	Julius Baer Holding Ltd., Zurich, Class B	3,821,467
99,000	UBS AG	4,829,558

	Total	8,651,025
(See Notes which are an integral part of the Financial Statements)
■ Marshall Funds

International Stock Fund (continued)

Shares	Description	Value

	Common Stocks (continued)
	Switzerland (continued)
	Beverages & Foods — 1.5%
24,500	Nestle SA	$ 5,168,405
	Construction Materials — 1.0%
17,250	Holcim Ltd.	3,566,613
	Insurance — 0.8%
28,000	Swiss Re	2,785,569
	Pharmaceuticals & Health Care — 0.3%
33,600	(2)Novartis AG	1,225,315

	Total Switzerland	21,396,927
	Taiwan — 0.8%
	Electrical Equipment — 0.8%
214,000	(1)Taiwan Semiconductor Manufacturing Co., ADR	2,777,720
	United Kingdom — 24.4%
	Banks — 3.5%
410,500	Lloyds TSB Group PLC	4,234,613
206,500	Royal Bank of Scotland PLC, Edinburgh	5,156,856
273,500	Standard Chartered PLC	3,323,681

	Total	12,715,150
	Beverages & Foods — 1.1%
382,700	Diageo PLC	3,861,711
	Domestic & International Oil — 1.0%
440,800	BP Amoco PLC	3,740,784
	Drugs — 0.7%
55,200	AstraZeneca PLC	2,666,419
	Electric Utilities — 0.5%
502,800	Innogy Holdings PLC	1,686,334
	Financial Services — 0.4%
113,500	Amvescap PLC	1,598,469
	Gas Distribution — 0.4%
335,000	BG Group PLC	1,391,065
	Leisure & Recreation — 3.2%
388,000	Bass PLC	4,151,793
1,248,900	Hilton Group PLC	4,415,330
443,600	(1)P&O Princess Cruises PLC	2,383,031
65,360	Whitbread PLC	578,866

	Total	11,529,020
	Media — 0.6%
210,800	WPP Group PLC	2,105,695
	Metals & Mining — 1.1%
124,900	Johnson Matthey PLC	1,813,422
111,100	Rio Tinto PLC	2,000,195

	Total	3,813,617

Shares or Principal Amount	Description	Value

	Common Stocks (continued)
	United Kingdom (continued)
	MultiMedia — 1.7%
217,100	Pearson PLC	$ 3,089,032
259,300	Reed International PLC	2,285,218
69,200	Reuters Group PLC	780,663

	Total	6,154,913
	Pharmaceuticals & Health Care — 1.8%
246,544	(1)GlaxoSmithKline PLC	6,543,455
	Real Estate — 0.4%
176,500	(1)Canary Wharf Finance PLC	1,324,225
	Restaurants & Leisure — 1.4%
645,800	(1)Compass Group PLC	4,922,592
	Retail — 1.9%
976,209	Kingfisher PLC	5,293,830
110,500	Next PLC	1,516,110

	Total	6,809,940
	Telecommunications — 1.7%
3,044,121	Vodafone Group PLC	6,077,166
	Tobacco — 2.0%
837,900	British American Tobacco PLC	7,165,458
	Transportation Infrastructure — 0.6%
246,500	BAA PLC	2,295,885
	Utilities — 0.4%
363,600	National Power Co., PLC	1,462,312

	Total United Kingdom	87,864,210
	United States — 1.4%
	Electronic — 0.4%
63,100	(1)Flextronics International Ltd.	1,384,414
	Energy Equipment & Services — 0.4%
54,700	Transocean Sedco Forex, Inc.	1,580,830
	Insurance — 0.4%
48,900	Aflac, Inc.	1,345,728
	Leisure & Recreation — 0.2%
28,200	Royal Caribbean Cruises Ltd.	658,188

	Total United States	4,969,160

	Total Common Stocks (identified cost $376,504,762)	353,217,251

	(3)Repurchase Agreement — 1.2%
$4,125,000	State Street Corp., 2.50%, dated 8/31/2001, due 9/4/2001 (at amortized cost)	4,125,000

	Total Investments (identified cost $380,629,762)*	$357,342,251

(1)	Non-income producing security.

(2)	Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.

(3)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on current market prices.

*
The cost of investments for federal tax purposes amounts to $381,924,339. The net unrealized depreciation of investments on a federal tax basis amounts to $24,582,088 which is comprised of $18,114,912 appreciation and $42,697,000 depreciation at August 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($359,570,929) at August 31, 2001.

The following acronyms are used throughout this portfolio:

ADR—American Depositary Receipt
GDR—Global Depository Receipt

(See Notes which are an integral part of the Financial Statements)
August 31, 2001

Statement of Assets and Liabilities

International Stock Fund

Assets:
Investments in securities, at value	$353,217,251
Investments in repurchase agreements	4,125,000
Short-term investments held as collateral for securities lending	24,543,972
Cash	296
Cash denominated in foreign currencies (identified cost, $865,015)	884,642
Income receivable	956,896
Receivable for investments sold	436,293
Receivable for capital stock sold	1,342,286

Total assets	385,506,636
Liabilities:
Payable for capital stock redeemed	279,838
Payable for investments purchased	595,935
Payable on collateral due to broker	24,543,972
Net payable for foreign currency exchange contracts	901
Accrued expenses	515,061

Total liabilities	25,935,707

Total Net Assets	$359,570,929

Net Assets Consist of:
Paid-in-capital	430,783,233
Net unrealized depreciation on investments, futures contracts and foreign currency translation	(23,251,038)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(44,921,352)
Undistributed net investment loss	(3,039,914)

Total Net Assets	$359,570,929

Net Asset Value, Offering Price, and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$10.73
Offering Price Per Share	$10.73
Advisor Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$10.73
Offering Price Per Share	$11.38 *
Institutional Class of Shares:
Net Asset Value and Redemption proceeds Per Share	$10.77
Offering Price Per Share	$10.77
Net Assets:
Investor Class of Shares	$246,648,959
Advisor Class of Shares	3,554,574
Institutional Class of Shares	109,367,396

Total Net Assets	$359,570,929

Shares Outstanding:
Investor Class of Shares	22,993,694
Advisor Class of Shares	331,367
Institutional Class of Shares	10,152,371

Total shares outstanding ($0.0001 par value)	33,477,432

Investments, at identified cost	$380,629,762

*	Computation of offering price per share 100/94.25 of net asset value.
(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2001
Statement of Operations
International Stock Fund

Investment Income:
Interest income	$ 1,127,461
Dividend income	6,188,286 (1)

Total income	7,315,747
Expenses:
Investment adviser fee	4,231,619
Shareholder services fees—
Investor Class of Shares	723,445
Advisor Class of Shares	8,831
Administrative fees	397,420
Custodian fees	192,783
Portfolio accounting fees	135,182
Transfer and dividend disbursing agent fees	123,033
Registration fees	33,626
Auditing fees	14,367
Legal fees	5,223
Printing and postage	46,328
Directors’ fees	5,455
Insurance premiums – E&O/D&O	2,130
Distribution services fees—
Advisor Class of Shares	8,831
Miscellaneous	12,707

Total expenses	5,940,980
Deduct—
Waiver of investment adviser fee	(69,950)
Waiver of shareholder services fees—
Advisor Class of Shares	(8,831)

Total Waivers	(78,781)

Net expenses	5,862,199
Net investment income	1,453,548
Realized and Unrealized Loss on Investments, Foreign Currency and Futures Contracts:
Net realized loss on investment transactions (identified cost basis)	(43,502,687)
Net realized loss on foreign currency contracts (identified cost basis)	(1,316,950)
Net change in unrealized appreciation on investments, futures contracts and foreign currency translation	(88,132,643)

Net realized and unrealized loss on investments, foreign currency and futures contracts	(132,952,280)

Change in net assets resulting from operations	$(131,498,732)

(1)	Net of foreign taxes withheld of $832,171.
(See Notes which are an integral part of the Financial Statements)

Statement of Changes in Net Assets

	International Stock Fund
	Year Ended August 31, 2001	Year Ended August 31, 2000
Increase (Decrease) in Net Assets
Operations—
Net investment income (net operating loss)	$ 1,453,548	$ (1,419,327)
Net realized gain (loss) on investment transactions	(43,502,687)	48,386,644
Net realized gain (loss) on foreign currency contracts	(1,316,950)	42,214
Net change in unrealized appreciation of investments, futures contracts and foreign currency translation	(88,132,643)	34,520,660

Change in net assets resulting from operations	(131,498,732)	81,530,191

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investors Class of Shares	—	(2,733,118)
Advisor Class of Shares	—	(8,249)
Institutional Class of Shares	—	(820,442)
Distributions to shareholders from net realized gain on investments
Investors Class of Shares	(33,371,017)	(22,694,282)
Advisor Class of Shares	(390,149)	(67,987)
Institutional Class of Shares	(15,060,189)	(6,274,748)

Change in net assets resulting from distributions to shareholders	(48,821,355)	(32,598,826)

Capital Stock Transactions—
Proceeds from sale of shares	247,575,054	947,444,950
Net asset value of shares issued to shareholders in payment of distributions declared	47,791,410	30,622,693
Cost of shares redeemed	(243,821,846)	(809,396,336)

Change in net assets resulting from capital stock transactions	51,544,618	168,671,307

Change in net assets	(128,775,469)	217,602,672
Net Assets:
Beginning of period	488,346,398	270,743,726

End of period	$359,570,929	$488,346,398

Undistributed net investment loss included in net assets at end of period	$ (3,039,914)	$ (3,817,818)

(See Notes which are an integral part of the Financial Statements)
Financial Highlights—Marshall Funds—Institutional Class of Shares (For a share outstanding throughout each period)

												Ratios to Average Net Assets
Period Ended August 31,	Net asset value, beginning of period	Net investment income (net operating loss)		Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, futures contracts, and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Expenses	Net investment income (net operating loss)	Expense waiver(2)	Net assets, end of period (000 omitted)	Portfolio turnover rate
International Stock Fund
2000(3)	$13.83	(0.02	)(4)	4.08	4.06	(0.18)	(1.36)	(1.54)	$16.35	28.34%	1.26%	(0.12)%	0.02%	$134,920	225%
2001	$16.35	0.07	(4)	(4.04)	(3.97)	—	(1.61)	(1.61)	$10.77	(26.19)%	1.21%	0.55%	0.02%	$109,367	156%

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios.
(3)	Reflects operations for the period from September 1, 1999 (start of performance) to August 31, 2000.
(4)	Per share information is based on average shares outstanding.
(See Notes which are an integral part of the Financial Statements)
August 31, 2001
Notes to Financial Statements

1. Organization

        Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eleven diversified portfolios. The financial statements included herein are only those of Marshall International Stock Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

        Effective September 1, 1999, the Fund began offering Institutional Class of Shares in addition to the Investor Class of Shares and Advisor Class of Shares previously offered. The Financial Highlights of Investor Class of Shares and Advisor Class of Shares of the Fund are presented in separate annual reports.

2. Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

        Investment Valuations—Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors of the Fund (the “Directors”).

        Repurchase Agreements—It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

        The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund’s adviser or sub-advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expense of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

        In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

        Reclassification—Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily attributable to differing book/tax treatments of net operating loss, passive foreign investment companies, and foreign currency transactions. Amounts as of August 31, 2001 have been reclassed to reflect the following:

Increase (Decrease)
Paid-in Capital	Accumulated Net Realized Gain/Loss	Undistributed Net Investment Income
$(3,797,658)	$4,473,302	$(675,644)

        Net investment income, net realized gains/losses and net assets were not affected by this reclassification.

■ Marshall Funds

        Federal Taxes—It is the Fund’s policy to comply with the provisions of Subchapter M of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

        Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

        At August 31, 2001, the Fund, for federal tax purposes, had a capital loss carry-forward of $2,042,934, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extend permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code such capital loss carryforward will expire in 2009.

        Additionally, net capital losses of $41,583,841 and $3,039,914 of currency losses attributable to security transactions incurred after October 31, 2000 are treated as arising on September 1, 2001, the first day of the Fund’s next taxable year.

        When-Issued and Delayed Delivery Transactions—The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Foreign Exchange Contracts—The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 2001, the Fund had outstanding foreign exchange contracts as set forth below:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange	Contracts at Value	Unrealized Depreciation
Contract Purchased:
9/1/01	109,954 British Pound Sterling	$160,533	$159,642	$(891)
Contract Sold:
9/1/01	4,989,130 Korean Won	3,891	3,901	(10)

Net Unrealized Depreciation on Foreign Exchange Contracts				$(901)

        Foreign Currency Translation—The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Other—Investment transactions are accounted for on a trade date basis.

        Securities Lending—The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund receives cash as collateral in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested by the Fund in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Investment Company Act of 1940. Under the terms of the exemptive order, (i) the Fund may pay a portion of net revenue to M & I Trust Company for its services as securities lending agent, and (ii) cash collateral received for a loan of the Fund’s securities may be invested jointly with collateral received for loans of other Marshall Funds’ securities.

        As of August 31, 2001, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Market Value of Securities Loaned	Payable on Collateral Due to Broker	Reinvested Collateral Securities
$23,928,792	$24,543,972	$24,543,972

        Individual reinvested cash collateral securities at August 31, 2001 are as follows:

Investments	Total
Provident Money Market Fund	$ 143,013
Merrimac Money Market Fund	10,990,562
Dreyfus Cash Management Plus	8,502,940
Financial Square Money Market Fund	90,879
JP Morgan Master Note	1,181,425
Williamette Industries Master Note	1,363,183
Danaher Corp. Master Note	908,787
First Union National Bank Note	1,363,183

3. Capital Stock

        The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. At August 31, 2001, the capital paid-in was $430,783,233.

        Transactions in capital stock were as follows:

	Year Ended August 31, 2001		Year Ended August 31, 2000
Investor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	15,212,008	$195,353,624	48,985,409	$812,145,186
Shares issued to shareholders in payment of distributions declared	2,469,820	32,972,095	1,321,710	23,685,001
Shares redeemed	(16,197,785)	(209,170,751)	(48,338,103)	(797,167,098)

Net change resulting from Investor Class of Shares transactions	1,484,043	$ 19,154,968	1,969,016	$ 38,663,089

	Year Ended August 31, 2001		Year Ended August 31, 2000
Advisor Class of Shares	Shares	Amount	Shares	Amount
Shares sold	420,204	$ 5,315,028	108,079	$ 1,787,392
Shares issued to shareholders in payment of distributions declared	28,817	384,702	4,262	76,381
Shares redeemed	(251,427)	(2,851,448)	(9,546)	(148,319)

Net change resulting from Advisor Class of Shares transactions	197,594	$ 2,848,282	102,795	$ 1,715,454

	Year Ended August 31, 2001		Year Ended August 31, 2000(1)
Institutional Class of Shares	Shares	Amount	Shares	Amount
Shares sold	3,484,294	$ 46,906,402	8,573,513	$133,512,372
Shares issued to shareholders in payment of distributions declared	1,078,820	14,434,613	382,886	6,861,311
Shares redeemed	(2,661,048)	(31,799,647)	(706,094)	(12,080,919)

Net change resulting from Institutional Class of Shares transactions	1,902,066	$ 29,541,368	8,250,305	$128,292,764

Net change resulting from Fund Share transactions	3,583,703	$ 51,544,618	10,322,116	$168,671,307

(1)	For the period from September 1, 1999 (start of performance) to August 31, 2000.

■ Marshall Funds

4. Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—Marshall & Ilsley (M&I) Investment Management Corp., the Fund’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee equal to 1.00% of the Fund’s average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

        The Fund’s sub-adviser is BPI Global Asset Management LLP (the “Sub-Adviser”). The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of the Fund.

        Administrative Fee—M&I Trust Company, under the Administrative Services Agreement, provides the Fund with Administrative personnel and services. The fee paid to M&I Trust Company was based on a scale that ranged from 0.15% to 0.075% of the average aggregate net assets of the Corporation.

        Effective September 15, 2000, M&I Trust changed its administrative fee based on each Fund’s average daily net assets as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

Federated Administrative Services (“FAS”) is the sub-administrator and will be paid by M&I Trust Company, not by the Funds.

        Distribution Services Fee—The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of shares of the Fund’s Advisor Class. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Fund’s Advisor Class Shares annually, to compensate FSC.

        Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Funds Investor Services (“MFIS”), the Fund will pay MFIS up to 0.25% of average daily net assets of the Funds’ Investor Class and Advisor Class for the period. MFIS may voluntarily choose to waive any portion of its fee. MFIS can modify or terminate this voluntary waiver at any time at its sole discretion.

        Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary, Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

        Portfolio Accounting Fees—FServ maintains the Fund’s accounting records for which it receives a fee. The fee is based on the level of the Fund’s average daily net assets for the period, plus out-of-pocket expenses.

        Custodian Fees—State Street Bank is the Fund’s custodian. The fee is based on the level of the Fund’s average daily net assets for the period.

        General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies.

5. Investment Transactions

        Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001, were as follows:

Purchases	$627,444,812
Sales	$617,991,402

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $15,888,938 as long-term capital gains distributions for the year ended August 31, 2001.

Report of Ernst & Young LLP, Independent Auditors
To the Board of Directors and Shareholders of
The Marshall Funds, Inc.:

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Marshall International Stock Fund (a portfolio of The Marshall Funds, Inc.) (the “Fund”), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for the year then ended and for the period from September 1, 1999 (commencement of operations of the Class I Shares) to August 31, 2000. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Marshall International Stock Fund, at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 16, 2001

Directors	Officers

John M. Blaser John DeVincentis Duane E. Dingmann James Mitchell Barbara J. Pope David W. Schulz	John M. Blaser President John D. Boritzke Vice President William A. Frazier Vice President Brooke J. Billick Secretary Ann K. Peirick Treasurer Lori K. Hoch Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each
Fund’s objective and policies, management fees, expenses, and other information.

[Logo of Marshall Funds]

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

1-800-236-FUND (3863) or 414-287-8595
TDD: Speech and Hearing Impaired Services
800-209-3520
www.marshallfunds.com

Federated Securities Corp., Distributor 25801 (10/01)